Exhibit 10.15



                                CREDIT AGREEMENT
                                     BETWEEN
                            UNITED ACQUISITION, INC.
                                       AND
                               FIRST INDIANA BANK

                                   Dated as of
                                  July 27, 2001

                                TABLE OF CONTENTS

CREDIT AGREEMENT ....................................................Page 1

Section 1. ACCOUNTING TERMS -- DEFINITIONS ..........................Page I

Section 2. THE LOANS ................................................Page 6
a.      The Revolving Loan ..........................................Page 6
        (i)     The Commitment -- Use of Proceeds ...................Page 6
        (ii)    Method of Borrowing .................................Page 7
        (iii)   Interest on the Revolving Loan ......................Page 8
        (iv)    Extensions of Revolving Loan Maturity Date ..........Page 8
        (v)     Special Repayments of Principal .....................Page 9
b.      The Term Loan ...............................................Page 9
        (i) Amount ..................................................Page 9
        (ii) The Term Note ..........................................Page 9
        (iii) Interest on the Term Loan .............................Page 9
        (iv) Use of Proceeds of the Term Loan .......................Page 10
c.      Term Loan 11 ................................................Page 10
        (i) Amount ..................................................Page 10
        (ii) Term Note 11 ...........................................Page 10
        (iii) Interest on Term Loan Il ..............................Page 10
        (iv) Use of Proceeds of Term Loan II ........................Page 11
d.      Term Loan III ...............................................Page 11
        (i)     Amount ..............................................Page 11
        (ii)    Term Note III .......................................Page 11
        (iii)   Interest on Term Loan III ...........................Page 11
        (iv)    Use of Proceeds of Term Loan III ....................Page 12
        (v)     Cash Flow Recapture .................................Page 12
e.      Provisions Applicable to All of the Loans ...................Page 12
        (i)      Calculation of Interest ............................Page 12
        (ii)     Manner of Payment -- Application ...................Page 13
        (iii)    Commitment Fee .....................................Page 13
        (iv)     Automatic Debit ....................................Page 13

Section 3. REPRESENTATIONS AND WARRANTIES ...........................Page 13
a.      Organization of the Company .................................Page 13
b.      Authorization; No Conflict ..................................Page 14
c.      Validity and Binding Nature .................................Page 14
d.      Financial Statements ........................................Page 14
e.      Litigation and Contingent Liabilities .......................Page 15
f.      Liens .......................................................Page 15

g.  Employee Benefit Plans ..........................................Page 15
h.  Payment of Taxes ................................................Page 15
i.  Investment Company Act ..........................................Page 16
j.  Regulation U and other Federal Regulations ......................Page 16
k.  Hazardous Substances ............................................Page 16
1.  Subsidiaries ....................................................Page 16
m.  Ownership........................................................Page   16

 Section 4 COLLATERAL FOR THE OBLIGATIONS ...........................Page 16
a.  Security Agreement ..............................................Page 16
b.  Mortgages .......................................................Page 17
        (i)  Title Insurance ........................................Page 18
        (ii) Appraisal Reports ......................................Page 18
        (iii)Environmental Reports ..................................Page 19
        (iv) Surveys ................................................Page 20
        (v)  Flood Hazard Determination Forms .......................Page 20
c.  Subordination Agreements ........................................Page 20
d.  Guaranty Agreements .............................................Page 21
e.  Capital Contribution Agreement ..................................Page 22

 Section 5. AFFIRMATIVE COVENANTS OF THE COMPANY ....................Page 22
a.  Corporate Existence .............................................Page 22
b.  Reports, Certificates and Other Information .....................Page 22
        (i)  Annual Statements ......................................Page 22
        (ii) Interim Statements .....................................Page 23
        (iii)Whitesell and Durham Financial Statements ..............Page 23
        (iv) Officer's Certificate ..................................Page 23
        (v)  Borrowing Base Certificates ............................Page 23
        (vi)Orders...................................................Page 23
        (vii)Notice of Default or Litigation ........................Page 24
        (viii) Compliance Certificates ..............................Page 24
        (ix) Registration Statements and Reports ....................Page 24
        (x) Other Information .......................................Page 24
c.  Books, Records and Inspections ..................................Page 24
d.  Insurance .......................................................Page 24
e.  Taxes and Liabilities ...........................................Page 25
f.  Compliance with Legal and Regulatory Requirements ...............Page 25
g.  Financial Covenants .............................................Page 25
        (i)  Capital Base ...........................................Page 25
        (ii)  Fixed Charge Coverage Ratio ...........................Page 25
h.  Primary Banking Relationship ....................................Page 25
i.  Employee Benefit Plans ..........................................Page 25
j.  Hazardous Substances ............................................Page 26
k.  Change In Control ...............................................Page 27



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Section 6. NEGATIVE COVENANTS OF THE COMPANY ........................Page 27
a.  Restricted Payments .............................................Page 27
b.  Liens ...........................................................Page 27
c.  Guaranties ......................................................Page 29
d.  Loans or Advances ...............................................Page 29
e.  Mergers, Consolidations, Sales,
    Acquisition or Formation of Subsidiaries ........................Page 29
f.       Margin Stock ...............................................Page 30
g.  Other Agreements ................................................Page 30
h.  Judgments .......................................................Page 30
i.  Principal Office ................................................Page 30
j.  Hazardous Substances ............................................Page 30

 Section 7. CONDITIONS OF LENDING ...................................Page 30
a.  No Default ......................................................Page 30
b.  Documents to be Furnished at Closing ............................Page 31
c.  Documents to be Furnished at Time of Each Advance ...............Page 35

Section 8. EVENTS OF DEFAULT ........................................Page 35
a.  Nonpayment of the Loans .........................................Page 35
b.  Nonpayment of Other Indebtedness for Borrowed Money .............Page 36
c.  Other Material Obligations ......................................Page 36
d.  Bankruptcy, Insolvency, etc .....................................Page 36
e.  Warranties and Representations ..................................Page 37
f.  Violations of Negative and Financial Covenants ..................Page 37
g.  Noncompliance With Other Provisions of this Agreement ...........Page 37

Section 9. EFFECT OF EVENT OF DEFAULT ...............................Page 37

Section 10. WAIVER ..................................................Page 37

Section 11. NOTICES .................................................Page 38

Section 12. COSTS, EXPENSES AND TAXES ...............................Page.39

Section 13. SEVERABILITY ............................................Page 39

Section 14. CAPTIONS ................................................Page 39

Section 15. GOVERNING LAW -- JURISDICTION ...........................Page 39

Section 16. PRIOR AGREEMENTS, ETC ...................................Page 40

Section 17. SUCCESSORS AND ASSIGNS ..................................Page 40

Section 18. WAIVER OF JURY TRIAL ....................................Page 40

Section 19. ARBITRATION .............................................Page 40

Exhibit "A"      Application for Revolving Loan Advance and
                 Officer's Certificate

Exhibit "B"      Promissory Note (Revolving Loan)($3,500,000.00)

Exhibit "C"      Promissory Note (Term Loan) ($291,000.00)

Exhibit "D"      Promissory Note (Term Loan 11) ($1,116,000.00)

Exhibit "E"      Promissory Note (Term Loan 111) ($1,750,000.00)

Exhibit "F"      Schedule of Exceptions

Exhibit "G"      Security Agreement (Equipment, Inventory,
                 Accounts Receivable and General Intangibles)

Exhibit "H"      Mortgage, Security Agreement, Assignment of Rents
                 and Fixture Filing (Indiana)

Exhibit "I"      Mortgage (Michigan)

Exhibit "J"      Subordination Agreement (United Expressline, Inc.)

Exhibit "K"      Subordination Agreement ( Huntington Capital
                 Investment Company)

Exhibit "L"      Subordination Agreement (Danzer Corporation)

Exhibit "M"      Guaranty Agreement (Danzer Corporation)

Exhibit "N"      Guaranty Agreement (Obsidian Capital Partners, L.P.)

Exhibit "O"      Guaranty Agreement (Terry G. Whitesell)

Exhibit "P"      Guaranty Agreement (Timothy Durham)

Exhibit "Q"      Subordination Agreement (Danzer Corporation)

Exhibit "R"      Leasehold Mortgage (St. Joseph County, Michigan)

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Exhibit "S"      Assignment of Rents and Leases (St. Joseph County, Michigan)

Exhibit "T"      Assignment of Rents and Leases (St. Joseph County, Michigan
                 -Encroachment Parcel)

Exhibit "U"      Capital Contribution Agreement

                                CREDIT AGREEMENT

     UNITED ACQUISITION, INC., an Indiana corporation (the "Company"), and FIRST INDIANA BANK, a federal savings bank with its principal office in Indianapolis, Indiana (the "Bank"), agree as follows:

     Section 1. ACCOUNTING TERMS - DEFINITIONS. All accounting and financial terms used in this Agreement are used with the meanings such terms would be given in accordance with generally accepted accounting principles except as may be otherwise specifically provided in this Agreement. The following terms have the meanings indicated when used in this Agreement with the initial letter capitalized:

     "Acquisition"  means the acquisition by the Company of all of the assets of
     United  Expressline,   and  all  other  transactions  contemplated  by  the
     Acquisition Documents.

     "Acquisition  Documents"  means  the  Purchase  Agreement,   including  all
     exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

     "Advance" means a disbursement of proceeds of the Revolving Loan.

     "Agreement" means this Credit Agreement between the Company and the Bank, as it may from time to time be amended.

     "Application for Revolving Loan Advance" or "Application" means a written application of the Company for a disbursement of proceeds of the Revolving Loan substantially in the form of Exhibit "A" attached hereto.

     "Authorized Officer" means the Chairman of the Board or the President of the Company or such other officer whose authority to perform acts to be performed only by an Authorized Officer under the terms of this Agreement is evidenced to the Bank by a certified copy of an appropriate resolution of the Board of Directors of the Company. o "Bank" is used as defined in the preamble. o "Banking Day" means a day on which the principal office of the Bank in the City of Indianapolis, Indiana, is open for the purpose of conducting substantially all of the Bank's business activities.

     "Borrowing Base" means an amount equal to the sum of eighty percent (80 %) of the adjusted book value of the Company's accounts receivable, plus fifty percent (50 %) of the book value of the Company's inventory located at the Company's facilities in Bristol, Indiana, and White Pigeon, Michigan. For purposes of the preceding sentence, the phrase "adjusted book value of the Company's accounts receivable" means the book value of the Company's accounts receivable less any accounts which are ninety (90) days or more past date of invoice, or which are due from an account debtor known to the Company to be the subject of a bankruptcy or other insolvency proceeding or known to the Company to have ceased doing business, and less all accounts due from any account debtor if ten percent (10 %) or more of the aggregate amount of the accounts receivable from such debtor are ninety (90) days or more past due, and provided that any account receivable otherwise includable in the Borrowing Base shall be reduced, but not below zero, by the amount of any accounts payable to the account debtor from whom such account is due. For purposes hereof, the term "inventory" shall include the Company's raw materials, work in progress, and finished goods inventories.

     "Borrowing Base Certificate" means a certificate of the Company signed by an appropriate officer indicating the amount of the Borrowing Base as of a stated date and in such form and showing such detail as the Bank may reasonably require.

     "Capital Base" means the shareholders' equity of the Company plus the principal amount of the Company's Subordinated Debt. o Capital Contribution Agreement" is used as defined in Section 4(e). o "Code" means the Internal Revenue Code of 1986, as amended.

     "Commitment" means the agreement of the Bank to extend the Revolving Loan to the Company until the Revolving Loan Maturity Date, and if the context so requires, the term may also refer to the maximum principal amount which is permitted to be outstanding under the Revolving Loan at any time.

     "Company" is used as defined in the Preamble.

     "Danzer" means the Danzer Corporation, a New York corporation.

                                        2



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     "EBITDA"  means  earnings  before  interest,   taxes,   depreciation,   and
     amortization, all determined in accordance with GAAP. o "Encroachment Assignment of Leases" is used as defined in Section 4(b). o "Encroachment Lease" is used as defined in Section 4(b).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. "Event of Default" means any of the events described in Section 8.

     "GAAP" means generally accepted account principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

     "Guarantor" and "Guarantors" are used as defined in Section 4(d).

     "Guaranty  Agreement"  and  "Guaranty  Agreements"  are used as  defined in
     Section 4(d).

     "Hazardous Substance" means any hazardous or toxic substance regulated by any federal, state or local statute or regulation including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Toxic Substance Control Act, or by any federal, state or local governmental agencies having jurisdiction over the control of any such substance including but not limited to the United States Environmental Protection Agency.

      "Huntington" means The Huntington Capital Investment Company, an Ohio corporation, and its successors and assigns under the Note Purchase Agreement.

      "Loan" means any of the Revolving Loan, the Term Loan, Term Loan 11 or Term Loan III, as the context requires, and when used in the plural form refers to all of the Loans, collectively.

      "Loan Document" means any of this Agreement, the Revolving Note, the Term Note, Term Note II, Term Note III, the Mortgages, Michigan Assignment of Leases, the Encroachment Assignment of Leases, the Security Agreement, the Subordination Agreements, the Guaranty Agreements, the Management Subordination Agreement, the Capital Contribution Agreement, and any other instrument or document which evidences or secures the Loans or any of them or which expresses an agreement as to terms applicable to the Loans or any of them, and in the plural means any two or more of the Loan Documents, as the context requires.

     "Management Subordination Agreement" is used as defined in Section 6(a).

     "Michigan Assignment of Leases" is used as defined in Section 4(b).

     "Mortgages" is used as defined in Section 4(b).

     "Note" means any of the Revolving Note, the Term Note, Term Note II or Term
     Note III, as the context requires, and when used in the plural form refers to all of the Notes, collectively.

     "Note Purchase Agreement" means that certain Note Purchase Agreement entered into as of even date by and between the Company and Huntington.

     "Obligations" means all obligations of the Company in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to: (i) all of such obligations on account of the Loans, including any Advances made pursuant to any extension of the Commitment beyond the initial Revolving Loan Maturity Date or pursuant to any other amendment of this Agreement, and (ii) all other obligations arising under any Loan Document as amended from time to time.

     "Obsidian"  means  Obsidian  Capital  Partners,   L.P.,  aDelaware  limited
     partnership.

     "Officer's Certificate" means a certificate in the form included as a part of Exhibit "A" attached hereto signed by the chief executive officer or the chief financial officer of the Company, confirming that all of the representations and warranties contained in
     Section 3 of this Agreement are true and correct as of the date of such certificate except as specified therein and with the further exceptions that: (i) the representation contained in Section 3(d) shall be construed so as to refer to the latest financial statements which have been furnished to the Bank as of the date of any Officer's Certificate, (ii) the representations contained in Section 3(k) (with respect to Hazardous Substances) will be construed so as to apply not only to the Company, but also to any Subsidiaries, whether now owned or hereafter acquired, (iii) the representation contained in 4

     Section 3(l) shall be deemed to be amended to reflect the existence of any Subsidiary hereafter formed or acquired by the Company with the consent of the Bank, and (iv) all other representations will be construed to have been amended to conform with any changes of which the Company shall have previously given the Bank notice in writing. The Certificate shall further confirm that no Event of Default or Unmatured Event of Default shall have occurred and be continuing as of the date of the Certificate or shall describe any such event which shall have occurred and be then continuing and the steps being taken by the Company to correct it.

     "Plan" means an employee pension benefit plan as defined in ERISA.

     "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by the Bank, which is not necessarily the lowest rate charged to any customer, changing when and as said prime rate changes.

     "Purchase Agreement" means that certain Purchase Agreement among the Seller, the Company, J.J.M., Incorporated, an Indiana corporation ("JJM'), and the respective shareholders of the Company and JJM, dated as of
     ___________________________________.

     "Revolving Loan" is used as defined in Section 2(a)(i).

     "Revolving Loan Maturity Date" means July 1, 2002, and thereafter any subsequent date to which the Commitment may be extended by the Bank pursuant to the terms of Section 2(a)(iv).

     "Revolving Note" is used as defined in Section 2(a)(ii).

     "Seller" means United Expressline.

     "Security Agreement" is used as defined in Section 4(a).

     "Share Exchange" is used as defined in Section 5(k).

     "Subordinated Debt" means indebtedness of the Company which is subordinated to the indebtedness of the Company to the Bank under the terms of the Subordination Agreements and any other indebtedness of the Company which is subordinated to the Company's indebtedness to the Bank on substantially similar terms.

     "Subordination Agreements" is used as defined in Section 4(c).

     "Subsidiary" means any corporation, partnership, joint venture or other business entity over which the Company exercises control, provided that it shall be conclusively presumed that the Company exercises control over any such entity fifty-one percent (51 %) or more of the equity interest in which is owned by the Company, directly or indirectly.

     "Term Loan" is used as defined in Section 2(b). o "Term Loan II" is used as defined in Section 2(c). o "Term Loan III" is used as defined in Section 2(d). o "Term Note" is used as defined in Section 2(b)(ii). o "Term Note II" is used as defined in Section 2(c)(ii). o "Term Note III" is used as defined in Section 2(d)(ii).

     "United   Expressline"   means  United   Expressline,   Inc.,   an  Indiana
     corporation, doing business as Southwest Expressline.

     "Unmatured Event of Default" means any event specified in Section 8, which is not initially an Event of Default, but which would, if uncured, become an Event of Default with the giving of notice or the passage of time or both.

     Section 2. THE LOANS. Subject to all of the terms and conditions of this Agreement, the Bank will make the Loans described in this Section to the Company.

     a. The Revolving Loan. The Bank will make a revolving loan to the Company on the following terms and subject to the following conditions: (i) The Commitment -- Use of Proceeds. From this date and until the
          Revolving Loan Maturity Date, the Bank agrees to make Advances (collectively, the "Revolving Loan") under a revolving line of credit from time to time to the Company of amounts not exceeding in the aggregate at any time outstanding Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) (the " Commitment") or the Borrowing Base; provided that all of the conditions of lending stated in Section 7 of this Agreement as being applicable to the Revolving Loan have been fulfilled at the time of each Advance. Proceeds of the Revolving Loan may be used by the Company only for working capital purposes and to finance the Acquisition.

     (ii) Method of Borrowing. The obligation of the Company to repay the Revolving Loan shall be evidenced by a promissory note (the "Revolving Note") of the Company in the form of Exhibit "B" attached hereto. So long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing and until the Revolving Loan Maturity Date, the Company may borrow, repay and reborrow under the Revolving Note on any Banking Day; provided, that no borrowing may cause the principal balance of the Loan to exceed the lesser of the Commitment or the Borrowing Base or may result in an Event of Default or an Unmatured Event of Default. Each Advance under the Revolving Loan shall be conditioned upon receipt by the Bank from the Company of an Application for Revolving Loan Advance and an Officer's Certificate; provided, that the Bank may, at its discretion, make a disbursement upon the oral request of the Company made by an Authorized Officer, or upon a request transmitted to the Bank by telephone facsimile ("fax") machine, or by any other form of written electronic communication (all such requests for Advances being hereafter referred to as "informal requests"). In so doing, the Bank may rely on any informal request which shall have been received by it in good faith from a person reasonably believed to be an Authorized Officer. Each informal request shall be promptly confirmed by a duly executed Application and Officer's Certificate if the Bank so requires and shall in and of itself constitute the representation of the Company that no Event of Default or Unmatured Event of Default has occurred and is continuing or would result from the making of the requested Advance, and that the making of the requested Advance shall not cause the principal balance of the Revolving Loan to exceed the lesser of the Commitment or the Borrowing Base. All borrowings and reborrowings and all repayments shall be in amounts of not less than Twenty-Five Thousand Dollars ($25,000.00), except for repayment of the entire principal balance of the Revolving Loan and except for special prepayments of principal required under the terms of Section 2(a)(v). Upon receipt of an Application, or at the Bank's discretion upon receipt of an informal request for an Advance and upon compliance with any other conditions of lending stated in
          Section 7 of this Agreement applicable to the Revolving Loan, the Bank shall disburse the amount of the requested Advance to the Company. All Advances by the Bank and payments by the Company shall be recorded by the Bank on its books and records, and the principal amount outstanding from time to time, plus interest payable thereon, shall be determined by reference to the books and records of the Bank. The Bank's books and records shall be presumed prima facie to be correct as to such matters.

     (iii)Interest on the Revolving Loan. The principal amount of the Revolving Loan outstanding from time to time shall bear interest until maturity of the Revolving Note at a rate per annum equal to the Prime Rate plus three-quarters percent (3/4%). After maturity, whether on the Revolving Loan Maturity Date or on account of acceleration upon the occurrence of an Event of Default, and until paid in full, the Revolving Loan shall bear interest at a per annum rate equal to the Prime Rate plus three and three-quarters percent (3-3/4%). Accrued interest shall be due and payable monthly on the first Banking Day of each month prior to maturity. After maturity, interest shall be payable as accrued and without demand.

     (iv) Extensions of Revolving Loan Maturity Date. The Bank may, upon the request of the Company, but at the Bank's sole discretion, extend the Revolving Loan Maturity Date from time to time to such date or dates as the Bank may elect by notice in writing to the Company, and upon any such extension and upon execution and delivery by the Company of a Revolving Note reflecting the extended maturity date, the date to which the Commitment is then extended will become the "Revolving Loan Maturity Date" for purposes of this Agreement.

     (v) Special Repayments of Principal. At any time the principal balance of the Revolving Loan exceeds the Borrowing Base, as determined on the basis of the most recent Borrowing Base Certificate furnished by the Company or as determined by the Bank upon an inspection of the books and records of the Company, the Company shall immediately repay that portion of the principal balance of the Revolving Loan which is in excess of the Borrowing Base. Such repayment shall be due without demand.

     b. The Term Loan. The Bank will make a term loan (the "Term Loan") to the Company contemporaneously with the execution of this Agreement on the following terms and subject to the following conditions:

          (i) Amount. The principal amount of the Term Loan shall be Two Hundred Ninety-One Thousand and 00/100 Dollars ($291,000.00).

          (ii) The Term Note. The obligation of the Company to repay the Term Loan shall be evidenced by a promissory note of the Company (the "Term Note") in the form of Exhibit "C" attached hereto. The principal of the Term Loan shall be repayable in equal monthly installments of $4,850.00, which shall be due and payable commencing on the first Banking Day of September, 2001, and thereafter on the first Banking Day of each month until July 1, 2006, on which date the entire principal balance of the Term Loan shall be due and payable together with all accrued and unpaid interest. The principal of the Term Loan may be prepaid at any time in whole or in part, provided that any partial prepayment shall be in an amount which is an integral multiple of $25,000.00, and provided, further, that all partial prepayments shall be applied to the latest maturing installments of principal payable under the Term Loan in inverse order of maturity.

          (iii)Interest on the Term Loan. The unpaid principal balance from time to time of the Term Loan shall bear interest from the date the Loan is made prior to the maturity of the Term Note at a rate per annum equal to the Prime Rate plus one percent (1 %). After maturity, whether scheduled maturity or maturity by virtue of acceleration on account of the 9 occurrence of an Event of Default, interest will accrue on the Term Loan at a rate per annum. equal to the Prime Rate plus four percent (4 %). Prior to maturity, interest shall be due and payable on the first Banking Day of each month in addition to the installments of principal due on such dates. After maturity, interest shall be payable as accrued and without demand.

          (iv) Use of Proceeds of the Term Loan. The proceeds of the Term Loan shall be used in their entirety to finance the Acquisition.

     c. Term Loan 11. The Bank will make a second term loan ("Term Loan II") to the Company contemporaneously with the execution of this Agreement on the following terms and subject to the following conditions:

          (i) Amount. The principal amount of Term Loan 11 shall be One Million One Hundred Sixteen Thousand and 00/100 Dollars ($1,116,000.00).

          (ii) Term Note II. The obligation of the Company to repay Term Loan II shall be evidenced by a promissory note of the Company ("Term
               Note II") in the form of Exhibit "D" attached hereto. The principal of Term Loan 11 shall be repayable in equal monthly installments of $6,200.00 which shall be due and payable commencing on the first Banking Day of September, 2001, and thereafter on the first Banking Day of each month until July 1, 2006, on which date the entire principal balance of Term Loan II shall be due and payable together with all accrued and unpaid interest. The principal of Term Loan II may be prepaid at any time in whole or in part, provided that any partial prepayment shall be in an amount which is an integral multiple of $25,000.00; and provided further, that all partial prepayments shall be applied to the latest maturing installments of principal payable under Term Loan II in inverse order of maturity.

          (iii)Interest on Term Loan II. The unpaid principal balance from time to time of Term Loan II shall bear interest from the date the Loan is made prior to the maturity of Term Note II at a rate per annum equal to the Prime Rate plus one percent (1%). After maturity, whether scheduled maturity or maturity by virtue of acceleration on account of the occurrence of an Event of Default, interest will accrue on Term Loan Il at a rate per annum equal to the Prime Rate plus four percent (4 %). Prior to maturity, interest shall be due and payable on the first Banking Day of each month in addition to the installments of principal due on such dates. After maturity, interest shall be payable as accrued and without demand.

          (iv) Use of Proceeds of Term Loan 11. The proceeds of Term Loan II shall be used in their entirety to finance the Acquisition.

     d. Term Loan II. The Bank will make a third term loan ("Term Loan III") to the Company contemporaneously with the execution of this Agreement on the following terms and subject to the following conditions:

          (i)  Amount.  The  principal  amount  of Term  Loan  III  shall be One
               Million  Seven  Hundred   Fifty   Thousand  and  00/100   Dollars
               ($1,750,000.00).

          (ii) Term Note III. The obligation of the Company to repay Term Loan III shall be evidenced by a promissory note of the Company ("Term
               Note III" in the form of Exhibit "E" attached hereto. The principal of Term Loan III shall be repayable in equal monthly installments of $72,916.67, which shall be due and payable commencing on the first Banking Day of September, 2001, and thereafter on the first Banking Day of each month until July 1, 2003, on which date the entire principal balance of Term Loan III shall be due and payable together with all accrued and unpaid interest. The principal of Term Loan II may be prepaid at any time in whole or in part, provided that any partial prepayment shall be in an amount which is an integral multiple of $25,000.00, and provided further, that all partial prepayments shall be applied to the latest maturing installments of principal payable under the Term Loan in inverse order of maturity.

          (iii)Interest on Term Loan III. The unpaid principal balance from time to time of Term Loan III shall bear interest from the date the Loan is made prior to the maturity of Term Note

               III at a rate per annum equal to the Prime Rate plus two percent (2%). After maturity, whether scheduled maturity or maturity by virtue of acceleration on account of the occurrence of an Event of Default, interest will accrue on Term Loan III at a rate per annum. equal to the Prime Rate plus five percent (5 %). Prior to maturity, interest shall be due and payable on the first Banking Day of each month in addition to the installments of principal due on such dates. After maturity, interest shall be payable as accrued and without demand.

          (iv) Use of Proceeds of Term Loan III. The proceeds of Term Loan III shall be used in their entirety to finance the Acquisition.

          (v) Cash Flow Recapture. On April 30 of each calendar year beginning on April 30, 2002, until payment in full of all outstanding principal and interest of Term Loan III, in addition to any scheduled principal payment required under 2(d)(ii) above, the Company shall also make a principal prepayment on Term Loan III in an amount equal to fifty percent (50 %) of Excess Cash Flow for the immediately preceding fiscal year of the Company. Such Excess Cash Flow prepayment shall be applied to latest scheduled installments of principal payable under Term Loan III in inverse order of maturity. As used herein, the term "Excess Cash Flow" means the remainder of-. (A) EBITDA, minus (B) the sum of: (1) interest expense, (2) capital expenditures not made with borrowed funds, (3) cash taxes and/or member distributions permitted hereunder for the payment of taxes, plus (4) scheduled principal payments on term indebtedness including principal payments on Subordinated Debt permitted under the Subordination Agreements, plus or minus (C) changes in working capital.

     e. Provisions Applicable to All of the Loans. The following provisions are applicable to all of the Loans:

          (i) Calculation of Interest. Interest on a Loan shall be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

          (ii) Manner of Payment - Application. All payments of principal and interest on the Loans shall be payable at the principal office of the Bank in Indianapolis, Indiana, in funds available for the Bank's immediate use in that city and no payment will be considered to have been made until received in such funds. All payments received on account of any of the Loans will be applied first to the satisfaction of any interest which is then due and payable, and to principal only after all interest which is due and payable has been satisfied.

          (iii)Commitment Fee. The Bank acknowledges receipt from the Company of the sum of $42,035.00, either previous to or contemporaneously with the execution of this Agreement, as a fee for the Bank's commitment to make the Loans.

          (iv) Automatic Debit. The Bank may debit when due all payments of principal and interest due under the terms of this Agreement to any deposit account of the Company carried with the Bank without further authority.

     Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Bank to make the Loans, the Company represents and warrants to the Bank that:

     a. Organization of the Company. The Company is a corporation organized, existing and in good standing under the laws of the State of Indiana. The Company is qualified to do business in every jurisdiction in which: (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of the Company to material properties or the Company's right to enforce material contracts or result in exposure of the Company to liability for material penalties in such jurisdiction. No jurisdiction in which the Company is not qualified to do business has asserted that the Company is required to be qualified therein. The principal office of the Company is located at 19985 County Road 8, Bristol, Indiana 46507. The Company does not conduct any material operations or keep any material amounts of property at any other location, except the following: 68939 M 103, White Pigeon, Michigan. The Company has not done business under any name other than its present corporate name at any time during the six years preceding the date of this Agreement. The Company has received all necessary consents, including the consent of United Expressline, to use the name "United Expressline, Inc." immediately after the consummation of the Acquisition.

     b. Authorization: No Conflict. The execution and delivery of this Agreement, the borrowings hereunder, the execution and delivery of all of the other Loan Documents and the performance by the Company of its obligations under this Agreement and all of the other Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have received any required governmental or regulatory agency approvals and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or ByLaws of the Company or of any agreement binding upon the Company or its properties.

     c. Validity and Binding Nature. This Agreement and all of the other Loan Documents are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors' rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

     d. Financial Statements. The Company's pro forma financial statements provided to the Bank dated April 30, 2001, have been prepared in accordance with GAAP. The Company's audited financial statements and its unaudited interim financial statements to be furnished to the Bank pursuant to Section 5(b) of this Agreement will be prepared in accordance with generally accepted accounting principles consistently applied except, as to the interim statements, for the absence of a statement of cash flows, footnotes and adjustments normally made at year end which are not material in amount. Such statements will present fairly the financial position of the Company as of the dates thereof and the results of its operations for the periods covered and since the date of the latest of such statements there has been no material adverse change in the financial position of the Company or in the results of its operations.

     e. Litigation and Contingent Liabilities. No litigation, arbitration proceedings or governmental proceedings are pending or threatened against the Company which would, if adversely determined, materially and adversely affect its financial position or continued operations. The Company has no material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 3(d) or in the "Schedule of Exceptions" attached hereto as Exhibit "F."

     f. Liens. None of the assets of the Company are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest except for liens and security interests described in the exceptions enumerated in Section 6(b).

     g. Employee Benefit Plans. Each Plan maintained by the Company is in material compliance with ERISA, the Code, and all applicable rules and regulations adopted by regulatory authorities pursuant thereto, and the Company has filed all reports and returns required to be filed by ERISA, the Code and such rules and regulations. No Plan maintained by the Company and no trust created under any such Plan has incurred any "accumulated funding deficiency " within the meaning of Section 412(c)
          (1) of the Code, and the present value of all benefits vested under each Plan did not exceed, as of the last annual valuation date, the value of the assets of the respective Plans allocable to such vested benefits. The Company has no knowledge that any "reportable event" as defined in ERISA has occurred with respect to any Plan.

     h. Payment of Taxes. The Company has filed all federal, state and local tax returns and tax related reports which the Company is required to file by any statute or regulation and all taxes and any tax related interest payments and penalties that are due and payable have been paid, except for such as are being contested in good faith and by appropriate proceedings and as to which appropriate reserves have been established. Adequate provision has been made for the payment when due of all tax liabilities which have been incurred, but are not as yet due and payable.

     i. Investment Company Act. The Company is not an "investment company" or a company .controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     j. Regulation U and other Federal Regulations. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. Not more than twenty-five percent (25%) of the consolidated assets of the Company consists of margin stock, within the contemplation of Regulation U, as amended.

     k. Hazardous Substances. Except as disclosed on the "Schedule of Exceptions" attached hereto as Exhibit "E" to the best knowledge of the Company after due inquiry and investigation; (i) there are no underground storage tanks of any kind on any premises owned or occupied by or under lease to the Company; (ii) there are no tanks, drums or other containers of any kind on premises owned or occupied by or under lease to the Company, the contents of which are unknown to the Company; (iii) no premises owned or occupied by or under lease to the Company have ever been used, and as of the date of this Agreement, no such premises are being used for any activities involving the use, treatment, transportation, generation, storage or disposal of any Hazardous Substances in reportable quantities, and (iv) no Hazardous Substances in reportable quantities have been released on any such premises nor is there any threat of release of any Hazardous Substances in reportable quantities on any such premises.

     l. Subsidiaries. The Company has no Subsidiaries as of the date of this Agreement.

     m. Ownership. Immediately prior to the execution of this Agreement and the consummation of the transactions contemplated hereunder, all capital stock of the Company is owned by Obsidian Capital Partners, L.P., an Indiana limited partnership.

     Section 4. COLLATERAL FOR THE OBLIGATIONS. The Obligations will be secured and supported as provided in this Section:

     a. Security Agreement. The Obligations shall be secured by a security interest in all of the Company's equipment, inventory, accounts receivable, general intangibles and depository and concentration accounts maintained by the Company individually or jointly with the Bank or any of the Bank's affiliates, all whether now owned or hereafter acquired, and in all proceeds thereof, which security interest will be created by a Security Agreement (the "Security Agreement") in the form attached hereto as Exhibit "G" The Security Agreement will provide a security interest in the collateral described therein subject only to liens and security interests described in the exceptions enumerated in Section 6(b).

     b. Mortgages. The Obligations will further be secured by the mortgage lien and security interests created by a Mortgage, Security Agreement, Assignment of Rents and Fixture Filing in the form attached hereto as Exhibit "H" (the "Indiana Mortgage") on the real estate in Elkhart
          County, Indiana, owned by the Company and commonly known as 19985 County Road 8, Bristol, Indiana (referred to in this Section as the "Indiana Real Estate"). The Obligations will be further secured by the mortgage lien and security interests created by a Mortgage in the form attached hereto as Exhibit "I" (the "Michigan Mortgage") and by an Assignment of Rents and Leases in the form attached hereto as Exhibit "S" ("the Michigan Assignment of Leases") on the real estate in St. Joseph County, Michigan, owned by the Company and commonly known as 68939 M 103, White Pigeon, Michigan 49099 (referred to in this Section as the "Michigan Real Estate"). The Obligations will be further secured by the lien of a Leasehold Mortgage in the form of Exhibit "R" (the "Leasehold Mortgage") and by an Assignment of Rents and Leases in the form of Exhibit "T" attached hereto (the "Encroachment Assignment of Leases") on the leasehold interest of the Company created by that certain Real Estate Lease entered into by and among the Company, Joseph A. Hamlin, Trustee of the Joseph A. Hamlin Trust dated September 11, 1992, Christopher C. Hamlin, and Dennis F. Jones, dated as of even date herewith (the "Encroachment Lease") on certain real estate located in White Pigeon, St. Joseph County, Michigan (the "Encroachment Parcel").The Indiana Real Estate, the Michigan Real Estate, and the Encroachment Parcel are hereinafter sometimes collectively referred to the as the "Real Estate" and the Indiana Mortgage, the Leasehold Mortgage, and the Michigan Mortgage are hereinafter sometimes each referred to as a "Mortgage" and collectively referred to as the "Mortgages"). In support of the Mortgages, and the Michigan Assignment of Leases and the Encroachment Assignment of Leases, the Company shall provide to the Bank at the Company's expense the following documentation:

          (i) Title Insurance. The Company shall provide the Bank with a mortgagee's title insurance policy in the amount of $395,000 with respect to the Indiana Mortgage, and in the amount of $1,000,000 with respect to the Michigan Mortgage, and in the amount of
               $100,000 with respect to the Leasehold Mortgage, all on the American Land Title Association form of mortgagee's title policy (1992 Revision), which shall include a revolving credit endorsement, an ALTA form of Comprehensive endorsement, an ALTA form 3.1 zoning endorsement, an access endorsement, a last dollar endorsement, and such other endorsements as the Bank may require. The coverage provided by each title insurance policy shall Mot be subject to the standard exceptions as to rights of parties in possession and matters which would be disclosed by survey, easements not shown by the public records and mechanic's liens not shown by the public records, and otherwise the coverage shall be subject to no exceptions other than: (A) easements and use restrictions and encroachments disclosed by survey which do not materially arid adversely affect the value or marketability of the applicable Real Estate or the usefulness of the applicable Real Estate in the operations of the Company, and (B) the liens described in the exceptions enumerated in Section 6(b).

          (iii)Appraisal Reports. The Company shall provide to the Bank at the Company's expense an appraisal report for the Indiana Real Estate and the Michigan Real Estate each addressed to the Bank with respect to the applicable Real Estate prepared in compliance with the regulations of the Office of the Comptroller of the Currency with respect to appraisal practice applicable to "federally related transactions" adopted pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") and shall be 18 prepared in response to an engagement letter to be issued by the Bank.

          (iii)Environmental Reports. The Company shall furnish the report or reports of a registered engineer or environmental consultant acceptable to the Bank, confirming that there are no material environmental problems associated with the Indiana Real Estate or the Michigan Real Estate. The report or reports shall be in form satisfactory to the Bank and shall include, at a minimum: A) a statement of the results of an examination of all relevant documents and records concerning ownership and use of the applicable Real Estate; B) a statement of the results of an inspection of the applicable Real Estate, which inspection shall have included the use of such equipment as is customarily used by engineers and environmental consultants in connection with the preparation of "Phase I" environmental reports to detect traces of buried Hazardous Substances and underground storage tanks and drums and which inspection shall have been made for the purpose of determining whether all or any part of the applicable Real Estate is being used or has been used to store or dispose of any Hazardous Substances in quantities which are or could be detrimental to the applicable Real Estate, human health or the environment or in violation of any laws or regulations, state or federal, whether the applicable Real Estate is or has been affected by any Hazardous Substances and whether the applicable Real Estate contains or has contained any underground storage tanks or asbestos of any kind, and a statement of the recommendations of the reporting engineer or consultant as to such further investigation or tests, if any, as may be necessary to resolve such issues; C) confirmation that the applicable Real Estate is not listed as a known hazardous waste site on any environmental reporting list maintained by any governmental agency having jurisdiction as to environmental matters over the applicable Real Estate, and D) a statement of the professional qualifications of the engineer or consultant who prepared such report. The Company shall also furnish to the 19

               Bank the supplemental report of the reporting engineer or consultant as to the results of such further tests and investigations as may have been recommended in the initial report.

          (iv) Surveys.   The  Company  shall  furnish  the  Bank  with  Minimum
               Standards Detail Land Title Survey together with Minimum Standards Detail Certificates certified to the Bank prepared by a registered land surveyor or engineer dated within thirty (30) days preceding closing, which surveys shall locate all recorded easements with recording information and contain a statement as to whether or not the Indiana Real Estate or the Michigan Real Estate, as applicable, is in a flood plain.

          (v) Flood Hazard Determination Forms. The Company shall obtain the completion of a Flood Hazard Determination Form from a registered land surveyor or engineer pursuant to the requirements of the Office of the Comptroller of the Currency and the Federal Emergency Management Agency for the Indiana Real Estate and the Michigan Real Estate.

     c. Subordination Agreements. The indebtedness of the Company to United Expressline under that certain Promissory Note dated as of even date herewith in the original principal amount of $1,500,000.00 shall be subordinated to the indebtedness of the Company to the Bank under the terms of a Subordination Agreement (the "United Subordination
          Agreement") in the form of Exhibit "J" attached hereto. The indebtedness of the Company to Huntington under that certain Promissory Note dated as of event date herewith in the original principal amount of $3,500,000.00 issued pursuant to the Note Purchase Agreement shall be subordinated to the indebtedness of the Company to the Bank under the terms of a Subordination Agreement (the "Huntington Subordination Agreement") in the form of Exhibit "K" attached hereto. The indebtedness of the Company to Danzer under that certain Promissory Note dated as of even date herewith in the original principal amount of $500,000.00 shall be subordinated to the indebtedness of the Company to the Bank under the terms of a Subordination (the "Danzer Subordination Agreement) in the form of Exhibit "L" attached hereto. The management fees payable by the Company to Danzer shall be subordinated to the Obligations pursuant to the Management Subordination Agreement described in Section 6(a) hereto (the United Expressline Subordination Agreement, the Huntington Subordination Agreement, the Management Subordination Agreement, and the Danzer Subordination Agreement are each called a "Subordination Agreement" and collectively referred to as the "Subordination Agreements").

     d. Guaranty Agreements. Payment of the Obligations shall be supported by the unconditional guaranty of prompt payment of Danzer, which guaranty shall be evidenced by a Guaranty Agreement (the "Danzer Guaranty
          Agreement") in the form attached hereto as Exhibit "M" attached hereto. Payment of the Obligations up to a maximum principal amount of $1,000,000 shall also be supported by the unconditional guaranty of prompt payment of Obsidian, which guaranty shall be evidenced by a
          Guaranty Agreement (the "Obsidian Guaranty Agreement") in the form attached hereto as Exhibit "N." Payment of the Obligations up to a maximum principal amount of $500,000 shall also be supported by the unconditional guaranty of prompt payment of Terry G. Whitesell ("Whitesell") , which guaranty shall be evidenced by a Guaranty Agreement (the "Whitesell Guaranty Agreement") in the form attached hereto as "Exhibit O." Payment of the Obligations up to a maximum principal amount of $500,000 shall also be supported by the unconditional guaranty of prompt payment of Timothy Durham ("Durham"), which guaranty shall be evidenced by a Guaranty Agreement (the "Durham Guaranty Agreement") in the form attached hereto as Exhibit "P"
          (Danzer,  Obsidian,  Whitesell,  and Durham,  are each  referred to as
          "Guarantor" and collectively, as the "Guarantors," and the Danzer Guaranty Agreement, the Obsidian Guaranty Agreement, the Whitesell
          Guaranty  Agreement,  and  the  Durham  Guaranty  Agreement  are  each referred to as a "Guaranty Agreement" and collectively as the "Guaranty Agreements"). Each of the Obsidian Guaranty Agreement, the Durham Guaranty Agreement, and the Whitesell Guaranty Agreement shall provide that the guaranty obligation provided thereunder shall terminate and the respective Guarantor shall have no further liability thereunder upon payment in full of all outstanding principal and accrued interest under Term Loan III provided that at such time no Event of Default or Unmatured Event of Default has occurred and is continuing.

     e. Capital Contribution Agreement. Danzer and Obsidian shall agree to make a capital contribution on behalf of the Company whenever the Company fails to comply with the financial covenants set forth in the Note Purchase Agreement pursuant to the terms of the Capital
          Contribution Agreement to be entered into by and among Danzer, Obsidian, the Bank, the Company, and Huntington in the form of Exhibit "U" attached hereto (the "Capital Maintenance Agreement").

     Section 5. AFFIRMATIVE COVENANTS OF THE COMPANY. Until all Obligations of the Company terminate or are paid and satisfied in full and so long as the Commitment is outstanding, the Company shall strictly observe the following covenants:

     a.   Corporate   Existence.   The  Company  shall  preserve  its  corporate
          existence. The Company shall notify the Bank promptly upon changing its name from "United Acquisition, Inc." to "United Expressline, Inc.," and shall provide the Bank with all necessary written evidence of such name change including but not limited to a complete copy of a file-marked Amendment to Articles of Incorporation filed with the Indiana Secretary of State's Office amending the name of the Company.

     b. Reports, Certificates and Other Information. The Company shall furnish to the Bank copies of the following financial statements, certificates and other information:

          (i) Annual Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year, financial statements of the Company for such fiscal year prepared and presented in accordance with generally accepted accounting principles, consistently applied (except for changes in which the independent accountants of the Company concur) in each case setting forth in comparative form corresponding figures for the preceding fiscal year, together with the audit report, unqualified as to scope, of independent certified public accountants approved by the Bank, which approval shall not be unreasonably withheld , together with the management letter, if any, issued by such independent certified public accountants. 22

          (ii) Interim Statements. As soon as available and in any event within thirty (30) days after the end of each fiscal quarter, a copy of the interim financial statements of the Company, consisting at a minimum of:

               A.   the balance sheet as of the end of the quarter, and

               B. a statement of income for the quarter and for the partial or full fiscal year ended as of the end of the quarter, all in reasonable detail and accompanied by the written representation of the chief financial officer of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles (except that they need not include a statement of cash flows and footnotes and need not reflect adjustments normally made at year end, if such adjustments are not material in amount), consistently applied, (except for changes in which the independent accountants of the Company concur) and present fairly the financial position of the Company and the results of its operation as of the dates of such statements and for the fiscal periods then ended.

          (iii)Whitesell and Durham Financial Statements. On or before April 15 each year, financial statements of Whitesell and Durham on the Bank's form.

          (iv) Officer's Certificate. Contemporaneously with the furnishing of each set of financial statements provided for in Sections 5(b)(i) and 5(b)(ii), an Officer's Certificate.

          (v) Borrowing Base Certificates. Within thirty (30) days after the end of each month, a Borrowing Base Certificate as of that month end and promptly as of such other dates as the Bank may reasonably require. Each Borrowing Base Certificate shall include or be accompanied by an accounts receivable aging report in such form as may be reasonably acceptable to the Bank.

          (vi) Orders. Prompt notice of any orders in any material proceedings to which the Company is a party, issued by any court or regulatory agency, federal or state, and if the Bank should so request, a copy of any such order.

          (vii)Notice of Default or Litigatio . Immediately upon learning of the occurrence of an Event of Default or Unmatured Event of Default, or the institution of or any adverse determination in any litigation, arbitration proceeding or governmental proceeding which is material to the Company, or the occurrence of any event which could have a material adverse effect upon the Company, written notice thereof describing the same and the steps being taken with respect thereto.

          (viii) Compliance Certificates. Within thirty (30) days following each month end, a certificate of the Chief Financial Officer or other appropriate officer of the Company demonstrating compliance with the financial covenants stated in Section 5(g). Such certificate shall relate the covenants to the month-end figures and shall otherwise be in such form and provide such detail as may be reasonably satisfactory to the Bank.

          (ix) Registration Statements and Reports. Promptly upon filing with the Securities and Exchange Commission or any state securities regulatory authority, copies of all registration statements and all periodic and special reports required or permitted to be filed under federal or state securities laws and regulations.

          (x) Other Information. From time to time such other information concerning the Company as the Bank may reasonably request.

     c. Books, Records and Inspections. The Company shall maintain complete and accurate books and records, and permit access thereto by the Bank for purposes of inspection, copying and audit, and the Company shall permit the Bank to inspect its properties and operations at all reasonable times.

     d. Insurance. In addition to any insurance required by the Mortgages and the Security Agreement, the Company shall maintain such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated. The Company agrees to name the Bank as additional loss payee on any such insurance policy under a standard lender's loss payable clause and to provide a copy of any such policy to the Bank.

     e. Taxes and Liabilities. The Company shall pay when due all taxes, license fees, assessments and other liabilities except such as are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established.

     f. Compliance with Legal and Regulatory Requirements. The Company shall maintain material compliance with the applicable provisions of all federal, state and local statutes, ordinances and regulations and any court orders or orders of regulatory authorities issued thereunder.

     g. Financial Covenants. The Company shall observe each of the following financial covenants:

          (i) Capital Base. The Company shall maintain a minimum Capital Base at a level not less than $6,750,000.00 at all times until September 30, 2001, with the minimum Capital Base required hereunder increasing on September 30, 2001, and on the last day of each fiscal quarter thereafter, by seventy-five percent (75 %) of the Company's net income for the fiscal period then ended, exclusive of losses.

          (ii) Fixed Charge Coverage Ratio. For each period of twelve (12) consecutive calendar months commencing with the calendar month ending July 31, 200 1, the Company shall maintain a fixed charge coverage ratio of not less than 1.15 to 1.00 until October 31, 2002, and not less than l.20 to 1.00 at all times thereafter. For purposes of this covenant, the phrase " fixed charge coverage ratio" means the ratio of. (A) the sum of the Company's EBITDA plus capital contributions made to the Bank under the Capital Contribution Agreement, over (B) the sum of the principal paid plus interest expense plus capital expenditures not paid from borrowed funds.

     h. Primary Banking Relationship. The Company shall maintain its primary concentration and deposit accounts with the Bank.

     i. Employee Benefit Plans. The Company shall maintain and shall cause any Subsidiary to maintain any Plan in material compliance with ERISA, the Code, and all rules and regulations of regulatory authorities pursuant thereto and shall file and shall cause any Subsidiary to file all reports required to be filed pursuant to ERISA, the Code, and such rules and regulations.

     j. Hazardous Substances. If the Company or any Subsidiary should commence the use, treatment, transportation, generation, storage or disposal of any Hazardous Substance in reportable quantities in its operations in addition to those noted in Exhibit "F" attached hereto, the Company shall immediately notify the Bank of the commencement of such activity with respect to each such Hazardous Substance. The Company shall cause any Hazardous Substances which are now or may hereafter be used or generated in the operations of the Company or any Subsidiary in reportable quantities to be accounted for and disposed of in compliance with all applicable federal, state and local laws and regulations. The Company shall notify the Bank immediately upon obtaining knowledge that:

          (i) any premises which have at any time been owned or occupied by or have been under lease to the Company or any Subsidiary are the subject of an environmental investigation by any federal, state or local governmental agency having jurisdiction over the regulation of any Hazardous Substances, the purpose of which investigation is to quantify the levels of Hazardous Substances located on such premises; or

               (ii) the  Company  or  any   Subsidiary  has  been  named  or  is
                    threatened to be named as a party responsible for the possible contamination of any real property or ground waterwith Hazardous Substances, including, but not limited to the contamination of past and present waste disposal sites.

If the Company or any Subsidiary is notified of any event described at items (i) or (ii) above, the Company shall immediately engage or cause the Subsidiary to engage a firm or firms of engineers or environmental consultants appropriately qualified to determine as quickly as practical the extent of contamination and the potential financial liability of the Company or the Subsidiary with respect thereto, and the Bank shall be provided with a copy of any report prepared by such firm or by any governmental agency as to such matters as soon as any such report becomes available to the Company, and Company shall immediately establish reserves in the amount of the potential financial liability of the Company or the Subsidiary identified by such environmental consultants or engineers. The selection of any engineers or environmental consultants engaged pursuant to die requirements of this Section shall be subject to the approval of the Bank, which approval shall not be unreasonably withheld.

     k. Change in Control. Contemporaneously with the execution of this Agreement, Obsidian shall exchange all of its ownership of the Company represented by the Company's capital stock with Danzer (the "Share Exchange") so that upon the consummation of the Share Exchange Danzer will own all of the capital stock of the Company.

     Section 6. NEGATIVE COVENANTS OF THE COMPANY. Until all Obligations of the Company teminate or are paid and satisfied in fall, and so long as the Commitment is outstanding, the Company shall strictly observe the following covenants: a. Restricted Payments. The Company shall not purchase or redeem any shares of the capital stock of the Company or declare or pay any dividends thereon except for dividends payable entirely in capital stock. The Company shall not make any other distributions to shareholders as shareholders, or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated indebtedness of the Company. The Company shall not pay any management fees to Danzer at any time an Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom as farther provided in the Subordination Agreement in the form attached hereto as Exhibit "Q" (the "Management Subordination Agreement"). Notwithstanding any other provision of this Section, the Company may pay dividends from net income to its sole shareholder, Danzer, for any fiscal year during which the Company's federal arid state income tax returns are consolidated with Danzer's federal and state income tax returns with the effect that the Company pays its federal and state income tax through Danzer. b. Liens. The Company shall not create or permit to exist any mortgage, pledge, title retention lien or other lien, encumbrance or security interest (all of which are hereafter referred to in this subsection as a "lien" or "liens") with respect to any property or assets now owned or hereafter acquired except:

          (i) liens in favor of the Batik created pursuant to the requirements of this Agreement or otherwise, and liens in favor of Huntington Capital Investment Company subordinated to liens in favor of the Bank on terms satisfactory to the Bank;

          (ii) any lien or deposit with any governmental agency required or permitted to qualify the Company to conduct business or exercise any privilege, franchise or license, or to maintain self-insurance or to obtain the benefits of or secure obligations under any law pertaining to worker's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings, or any similar lien or deposit arising in the ordinary course of business;

          (iii)any mechanic's, worker's, repairmen's, carrier's, warehousemen's or other like liens arising in the ordinary course of business for amounts not yet due and for the payment of which adequate reserves have been established, or deposits made to obtain the release of such liens;

          (iv) easements, licenses, minor irregularities in title or minor encumbrances on or over any real property which do not, in the judgment of the Bank, materially detract from the value of such property or its marketability or its usefulness in the business of the Company;

          (v) liens for taxes and governmental charges which are not yet due or which are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established;

          (vi) liens created by or resulting from any litigation or legal proceeding which is being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established; and

          (vii)those specific liens now existing described on the "Schedule of Exceptions" attached hereto as Exhibit F." -----------

     c. Guaranties. The Company shall not be a guarantor or surety of, or otherwise be responsible in any manner with respect to any undertaking of any other person or entity, whether by guaranty agreement or by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise, except for:

          (i)  guaranties in favor of the Bank;

          (ii) guaranties by endorsement of instruments for deposit made in the ordinary course of business; and

          (iii)those specific existing guaranties listed in the "Schedule of Exceptions" attached hereto as Exhibit "F."

     d. Loans or Advances. The Company shall not make or permit to exist any loans or advances to any other person or entity, except for: (i) extensions of credit or credit accommodations to customers or vendors made by the Company in the ordinary course of its business as now conducted; (ii) reasonable salary advances to non-executive employees, and other advances to agents and employees for anticipated expenses to be incurred on behalf of the Company in the course of discharging their assigned duties; and (iii) the specific items listed in the "Schedule of Exceptions" attached hereto as Exhibit "F."

     e. Mergers, Consolidations, Sales, Acquisition or Formation of Subsidiaries. The Company shall not be a party to any consolidation or to any merger and shall not purchase the capital stock of or otherwise acquire any equity interest in any other business entity, except for die Acquisition as contemplated in the Acquisition Documents. The Company shall not acquire any material part of the assets of any other business entity, except in the ordinary course of business. The Company shall not sell, transfer, convey or lease all or any material part of its assets, except in the ordinary course of business, or sell or assign with or without recourse any receivables. The Company shall not cause to be created or otherwise acquire any Subsidiaries.

     f. Margin Stock. The Company shall not use or cause or permit the proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

     g. Other Agreements. The Company shall not enter into any agreement containing any provision which would be violated or breached in material respect by the performance of its obligations under this Agreement or under any other Loan Document.

     h. Judgments. The Company shall not permit any uninsured judgment or monetary penalty rendered against it in any judicial or administrative proceeding to remain unsatisfied for a period in excess of forty-five
          (45) days unless such judgment or penalty is being contested in good faith by appropriate proceedings and execution upon such judgment has been stayed, and unless an appropriate reserve has been established with respect thereto.

     i. Principal Office. The Company shall not change the location of its principal office unless it gives not less than ten (10) days prior written notice of such change to the Bank.

     j. Hazardous Substances. The Company shall not allow or permit to continue the release or threatened release of any Hazardous Substance on any premises owned or occupied by or under lease to the Company or any Subsidiary.

     Section 7. CONDITIONS OF LENDING. The obligation of the Bank to make any Advance and to make the Term Loan, Term Loan II, and Term Loan III shall be subject to fulfillment of each of the following conditions precedent:

     a. No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing, and the representations and warranties of the Company contained in Section 3 shall be true and correct as of the date of this Agreement and as of the date of each Advance, except that after the date of this Agreement: (i) the representations contained in Section 3 (d) will be construed so as to refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of this Agreement, (ii) the representations contained in Section 3(k) (with respect to Hazardous Substances) will be construed so as to apply not only to the Company, but also to any Subsidiaries, (iii) the representation contained in Section 3(l) will be construed so as to except any Subsidiary which may hereafter be formed or acquired by the Company with the consent of the Bank, and
          (iv) all other representations will be construed to have been amended to conform with any changes of which the Bank shall previously have been given notice in writing by the Company.

     b. Documents to be Furnished at Closing. The Bank shall have received contemporaneously with the execution of this Agreement, the following, each duly executed, currently dated and in form and substance satisfactory to the Bank:

          (i)  The Revolving  Note,  the Term Note,  Term Note II, and Term Note
               Ill.

          (ii) The Mortgages.

          (iii)The Security Agreement and requisite Uniform Commercial Code financing statements.

          (iv) The  Subordination   Agreements  together  with  a  copy  of  the
               Subordinated Notes.

          (v)  The Guaranty Agreements and Certificates Regarding Solvency.

          (vi) The Schedule of Exceptions.

          (vii)A certified copy of a Resolution of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Agreement and the other Loan Documents provided for in this Agreement to which the Company is a party, and the Acquisition Documents to which the Company is a party.

          (viii) A certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to sign this Agreement and the other Loan Documents provided for in this Agreement to which the Company is a party, and the Acquisition Documents to which the Company is a party, together with a sample of the true signature of each such officer.

          (ix) A copy of the file-marked Articles of Incorporation of the Company certified as complete and correct as of a recent date by the Secretary of State of Indiana, and a copy of the By-Laws of the Company, certified as complete and correct by the Secretary of the Board of Directors of the Company.

          (x) A currently dated Certificate of Existence of the Company issued by the Secretary of State of Indiana, and from each state in which the Company is qualified or required to be qualified to do business.

          (xi) A certified copy of a Resolution of the Board of Directors of Danzer authorizing the execution, delivery and performance, respectively, of its Guaranty Agreement, its Subordination Agreement, and the other Loan Documents provided for in this Agreement to which Danzer is a party.

          (xii)A certificate of the Secretary of the Board of Directors of Danzer certifying the names of the officer or officers authorized to sign its Guaranty Agreement, its Subordination Agreement, and the other Loan Documents provided for in this Agreement to which Danzer is a party, together with a sample of the true signature of each such officer.

          (xiii) A copy of the file-marked Articles of Incorporation of Danzer certified as complete and correct as of a recent date by the Secretary of State of New York, and a copy of the By-Laws of Danzer, certified as complete and correct by the Secretary of the Board of Directors of Danzer.

          (xiv)A currently dated Certificate of Existence of Danzer issued by the Secretary of State of New York, and from each state in which Danzer is qualified or required to be qualified to do business.

          (xv) A certified copy of a Resolution of the General Partner of Obsidian authorizing the execution, delivery and performance, respectively, of its Guaranty Agreement, its Subordination Agreement, and the other Loan Documents provided for in this Agreement to which Obsidian is a party.

          (xvi)A certificate of the General Partnership of Obsidian certifying the names of the officer or officers authorized to sign its Guaranty Agreement, its Subordination Agreement, and the other Loan Documents provided for in this Agreement to which Obsidian is a party, together with a sample of the true signature of each such officer.

          (xvii) A copy of the file-marked Certificate of Limited Partnership of Obsidian certified as complete and correct as of a recent date by the Secretary of State of Delaware, and a copy of the Limited Partnership of Obsidian, certified as complete and correct by the General Partner of Obsidian. 32

          (xviii) A currently dated Certificate of Existence of Obsidian issued by the Secretary of State of Delaware, and from each state in which Obsidian is qualified or required to be qualified to do business.

          (xix)A certified copy of a Resolution of the Board of Directors of United Expressline authorizing the execution, delivery and performance, respectively, of its Subordination Agreement, and the other Loan Documents provided for in this Agreement to which United Expressline is a party, and the Acquisition Documents to which United Expressline is a party.

          (xx) A certificate of the Secretary of the Board of Directors of United Expressline certifying the names of the officer or officers authorized to sign its Subordination Agreement, and the other Loan Documents provided for in this Agreement to which United Expressline is a party, and the Acquisition Documents to which United Expressline is a party, together with a sample of the true signature of each such officer.

          (xxi)A copy of the file-marked Articles of Incorporation of United Expressline certified as complete and correct as of a recent date by the Secretary of State of Indiana, and a copy of the By-Laws of United Expressline, certified as complete and correct by the Secretary of the Board of Directors of United Expressline.

          (xxii) A currently dated Certificate of Existence of United Expressline issued by the Secretary of State of Indiana, and from each state in which United Expressline is qualified or required to be qualified to do business.

          (xxiii) The opinion of counsel for the Company addressed to the Bank to the effect that the representations stated in Sections 3(a), 3(b), 3(c), 3(i), 3 (j) and 3(l) are correct. Such opinion shall be in such form as may be reasonably acceptable to the Bank.

          (xxiv) The Minimum Standards Detail Land Title Surveys required under the terms of Section 4(b)(iv).

          (xxv)The commitments for the title insurance policies required under the terms of Section 4(b)(I).

          (xxvi) Certificates evidencing the existence of all insurance required under the terms of this Agreement or any other Loan Documents.

          (xxvii) The appraisals required under the terms of Section 4(b)(ii).

          (xxviii) The environmental reports required under the terms of Section
               4(b)(iii).

          (xxix)  The  commitment  fee  required  under  the  terms  of  Section
               2(e)(iii).

          (xxx)The Flood Hazard  Determination Forms required under the terms of
               Section 4(b)(v).

          (xxxi) A complete copy of the Acquisition Documents entered into by the Company and United Expressline.

          (xxxii) An appraisal report for the Company's machinery and equipment addressed to the Bank with respect to the Company's equipment showing an orderly liquidation value of not less than $402,840.00 on the equipment.

          (xxxiii) Evidence satisfactory to the Bank of not less than $1,500,000 in equity in the Company.

          (xxxiv) A complete copy of the Share Exchange Agreement entered into by and between Obsidian and Danzer with respect to the capital stock of the Company.

          (xxxv) The opinion of counsel for United Expressline as to the due organization of United Expressline, the enforceability of the Purchase Agreement, and as to such other matters as the Bank may reasonably require.

          (xxxvi) Evidence  satisfactory to the Bank of the  consummation of die
               Share Exchange.

          (xxxvii) Evidence  satisfactory  to the Bank of the change in the name of the Company to "United Expressline, Inc." and the requisite filings in both Indiana and Michigan and such other places as the Bank may reasonably require will be consummated within a reasonable time after closing, and as to the due consent of United Expressline as to the use of that name.

          (xxxviii) A photocopy of the executed Real Estate Lease entered into among the Company, Joseph A. Hamlin, Christopher C. Hamlin, and Dennis F. Jones, together with Landlord's Consent, Waiver and Estoppel Certificate executed by Joseph A. Hamlin, Christopher C. Hamlin, and Dennis F. Jones, respectively, in form and content acceptable to the Bank.

          (xxxix)  The  Management   Subordination  Agreement  together  with  a
               complete copy of the Management Agreement.

          (xl) The Capital Contribution Agreement.

          (xli)Copies of all documents executed by the Company pursuant to the Note Purchase Agreement.

          (xlii) Such other documents as the Bank may reasonably require.

          (xIiii) The fees of legal counsel for the Bank incurred in connection with the drafting, negotiation, and execution of this Agreement and the other Loan Documents.

     c. Documents to be Furnished at Time of Each Advance. The Bank shall have received the following prior to making any Advance, each duly executed and currently dated, unless waived at the Bank's discretion as provided in Section 2(a)(ii):

          (i)  An Application for the Advance.

          (ii) An Officer's Certificate.

          (iii) Such other documents as the Bank may reasonably require.

     Section 8. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     a. Nonpayment of the Loans. Default in the payment when due of any amount payable under the terms of any of the Notes, or otherwise payable to the Bank or any other holder of the Notes under the terms of this Agreement.

     b. Nonpayment of Other Indebtedness for Borrowed Money. Default by the Company in the payment when due, whether by acceleration or otherwise, of any other material indebtedness for borrowed money, or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default is to accelerate the maturity of such other indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its scheduled maturity, unless the Company is contesting the existence of such default in good faith and by appropriate proceedings.

     c. Other Material Obligations. Subject to the expiration of any applicable grace period, default by the Company in the payment when due, or in the performance or observance of any material obligation of, or condition agreed to by the Company with respect to any material purchase or lease of goods, securities or services except only to the extent that the existence of any such default is being contested in good faith and by appropriate proceedings and that appropriate reserves have been established with respect thereto.

     d. Bankruptcy, Insolvency, etc. The Company or any Guarantor admitting in writing its inability to pay its debts as they mature or an administrative or judicial order of dissolution or determination of insolvency being entered against the Company or any Guarantor; or the Company or any Guarantor applying for, consenting to, or acquiescing in the appointment of a trustee or receiver for the Company or such Guarantor or any property thereof, or the Company making a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee or receiver being appointed for the Company or any Guarantor or for a substantial part of its property and not being discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding being instituted by or against the Company or any Guarantor, and, if involuntary, being consented to or acquiesced in by the Company or such Guarantor or remaining for sixty (60) days undismissed.

     e. Warranties and Representations. Any warranty or representation made by the Company or any Guarantor in this Agreement or in any other Loan Document proving to have been false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice, or other writing furnished by the Company or any Guarantor to the Bank proving to have been false or misleading in any material respect when made or delivered.

     f. Violations of Negative and Financial Covenants. Failure by the Company to comply with or perform any covenant stated in Section 5(g) or
          Section 6 of this Agreement.

     g. Noncompliance With Other Provisions of this Agreement. Failure of the Company to comply with or perform any covenant or other provision of this Agreement or to perform any other Obligation (which failure does not constitute an Event of Default under any of the preceding provisions of this Section 8) and continuance of such failure for thirty (30) days after notice thereof to the Company from the Bank.

     Section 9. EFFECT OF EVENT OF DEFAULT. If any Event of Default described in
Section 8(d) shall occur, maturity of the Loans shall immediately be accelerated and the Notes and the Loans evidenced thereby, and all other indebtedness and any other payment Obligations of the Company to the Bank shall become immediately due and payable, and the Commitment shall immediately terminate, all without notice of any kind. When any other Event of Default has occurred and is continuing, the Bank or any other holder of the Notes may accelerate payment of the Loans and declare the Notes and all other payment Obligations due and payable, whereupon maturity of the Loans shall be accelerated and the Notes and the Loans evidenced thereby, and all other payment Obligations shall become immediately due and payable and the Commitment shall immediately terminate, all without notice of any kind. The Bank or such other holder shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. The remedies of the Bank specified in this Agreement or in any other Loan Document shall not be exclusive, and the Bank may avail itself of any other remedies provided by law as well as any equitable remedies available to the Bank.

     Section 10. WAIVER - AMENDMENTS. No delay on the part of the Bank, or any holder of the Notes in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to any of the provisions of this Agreement or the other Loan Documents or otherwise of the Obligations shall be effective unless such amendment, modification, waiver or consent is in writing and signed by the Bank.

     Section 11. NOTICES. Any notice given under or with respect to this Agreement to the Company or the Bank shall be in writing and, if delivered by hand or sent by overnight courier service, shall be deemed to have been given when delivered and, if mailed, shall be deemed to have been given five (5) days after the date when sent by registered or certified mail, postage prepaid, and addressed to the Company or the Bank (or other holder of the Notes) at its address shown below, or at such other address as any such party may, by written notice to the other parry to this Agreement, have designated as its address for such purpose. The addresses referred to are as follows:

         As to the Company:         UNITED ACQUISITION, INC.
                                    Bank One Center/Tower - Suite 3680
                                    111 Monument Circle
                                    Indianapolis, Indiana 46204
                                    Attention: Timothy Durham
                                    Telephone: (317) 691-1413

                                    with copy to :

                                    John L. Egloff, Esquire
                                    RILEY BENNETT & EGLOFF, LLP
                                    One American Square
                                    18th Floor
                                    P.O. Box 82035
                                    Indianapolis, Indiana 46282
                                    Telephone: (317) 636-8000

          As to the Bank:           FIRST INDIANA BANK
                                    135 North Pennsylvania Street
                                    Suite 1900
                                    Indianapolis, Indiana 46204
                                    Attention: Anthony P. Schlichte,
                                               Vice President
                                    Telephone: (317) 269-1637

                                    with copy to:
                                    Madalyn S. Kinsey, Esquire
                                    KROGER, GARDIS & REGAS, L.L.P.
                                    Bank One Center/Circle
                                    Suite 900
                                    111 Monument Circle
                                    Indianapolis, Indiana 46204-5175
                                    Telephone: (317) 264-6836 Ext. 926

     Section 12. COSTS, EXPENSES AND TAXES. The Company shall pay or reimburse the Bank on demand for all reasonable out-of-pocket costs and expenses of the Bank including reasonable attorneys' fees and legal expenses incurred by it in connection with the drafting, negotiation, execution, and delivery of this Agreement and the other Loan Documents, and in connection with the enforcement, or restructuring in the nature of a workout, of this Agreement or any other Loan Document. The Company shall also reimburse the Bank for expenses incurred by the Bank in connection with any audit of the books and records or physical assets of the Company conducted pursuant to any right granted to the Bank under the terms of this Agreement or any other Loan Document. Such reimbursement shall include, without limitation, reimbursement of the Bank for its overhead expenses reasonably allocated to such audits. In addition, the Company shall pay or reimburse the

Bank for all expenses incurred by the Bank in connection with the perfection of any security interests or mortgage liens granted to the Bank by the Company and for any stamp or similar documentary or transaction taxes which may be payable in connection with the execution or delivery of this Agreement or any other Loan Document or in connection with any other instruments or documents provided for herein or delivered or required in connection herewith including, without limitation, expenses incident to any lien or title search or title insurance commitment or policy. All obligations provided for in this Section shall survive termination of this Agreement.

     Section 13. SEVERABILITY. If any provision of this Agreement or any other Loan Documenjt is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement or such Document and the remaining provisions shall be enforceable in accordance with their terms.

     Section 14. CAPTIONS. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     Section 15. GOVERNING LAW - JURISDICTION. Except as may otherwise be expressly provided in any other Loan Document, this Agreement and all other Loan Documents are made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of anotherjurisdictionto apply. The Company consents to the jurisdiction of any state or federal court located within Marion County, Indiana, and waives personal service of any and all process upon the Company. All service of process may be made by messenger, by certified mail, return receipt requested, or by registered mail directed to the Company at the address stated in Section 11. The Company waives any objection which the Company may have to any proceeding commenced in a federal or state court located within Marion County, Indiana, based upon improper venue or foram non conveniens. Nothing contained in this Section shall affect the right of the Bank to serve legal process in any other manner pennitted by law or to bring any action or proceeding against the Company or its property in the courts of any other jurisdiction.

     Section 16. PRIOR AGREEMENTS, ETC. This Agreement supersedes all previous agreements and commitments made by the Bank and the Company with respect to the Loans and all other subjects of this Agreement, including, without limitation, any oral or written proposals or commitments made or issued by the Bank.

     Section 17. SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon and shall inure to the benefit of the Company and the Bank and their respective successors and assigns, provided that the Company's rights under this Agreement shall not be assignable without the prior written consent of the Bank.

     Section 18. WAIVER OF JURY TRIAL. THE COMPANY AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND
UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE COMPANY AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING EVIDENCED BY THIS AGREEMENT.

     Section 19. ARBITRATION. BANK AND THE COMPANY AGREE THAT UPON THE WRITTEN DEMAND OF EITHER PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT
PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM TIES AGREEMENT, OR ANY LOAN DOCUMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE COMPANY'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT.

     THIS ARBITRATION PROVISION SHALL NOT LIMIT THE RIGHT OF EITHER PARTY DURING ANY DISPUTE TO SEEK, USE, AND EMPLOY ANCILLARY OR PRELIMINARY RIGHTS AND/OR REMEDIES, JUDICIAL OR OTHERWISE, FOR THE PURPOSES OF REALIZING UPON, PRESERVING, PROTECTING, FORECLOSING UPON OR PROCEEDING UNDER FORCIBLE ENTRY AND DETAINER FOR POSSESSION OF ANY REAL OR PERSONAL PROPERTY, AND ANY SUCH ACTION SHALL NOT 40

BE DEEMED AN ELECTION OF REMEDIES. SUCH REMEDIES INCLUDE, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER, INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVERSHIP; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL; PROPERTY, INCLUDING EXERCISING THE RIGHT OF SETOFF, OR TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE
LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT OR REMEDY, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED; PROVIDED, HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSE. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

     Dated as of July 27th, 2001.

                              UNITED ACQUISITION, INC., an Indiana corporation


                              By:__________________________________________
                              Timothy S. Durham, Chairman

                              FIRST INDIANA BANK, a federal savings bank

                              By:__________________________________________
                              Anthony P. Schlichte, Vice President

                              SCHEDULE OF EXHIBITS

Exhibit "A" - Application for Revolving Loan Advance and Officer's Certificate

Exhibit "B" - Promissory Note (Revolving Loan)($3,500,000.00)

Exhibit "C" - Promissory Note (Term Loan) ($291,000.00)

Exhibit "D" - Promissory Note (Term Loan II) ($1,116,000.00)

Exhibit "E" - Promissory Note (Term Loan III) ($1,750,000.00)

Exhibit "F" - Schedule of Exceptions

Exhibit "G" - Security Agreement (Equipment, Inventory, Accounts Receivable and General Intangibles)

Exhibit "H" - Mortgage, Security Agreement, Assignment of Rents and Fixture Filing (Indiana)

Exhibit "I" - Mortgage (Michigan)

Exhibit "J" - Subordination Agreement (United Expressline, Inc.)

Exhibit "K" - Subordination Agreement (Huntington Capital Investment Company)

Exhibit "L" - Subordination Agreement (Danzer Corporation)

Exhibit "M" - Guaranty Agreement (Danzer Corporation)

Exhibit "N" - Guaranty Agreement (Obsidian Capital Partners, L.P.)

Exhibit "O" - Guaranty Agreement (Terry G. Whitesell)

Exhibit "P" - Guaranty Agreement (Timothy Durham)

Exhibit "Q" - Subordination Agreement (Danzer Corporation)

Exhibit "R" - Leasehold Mortgage (St. Joseph County, Michigan)

Exhibit "S" - Assignment of Rents and Leases (St. Joseph County, Michigan)

Exhibit "T" - Assignment of Rents and Leases (St. Joseph County,
Michigan-Encroachment Parcel)

Exhibit "U" - Capital Contribution Agreement (Obsidian Capital Partners, L.P., Danzer Corporation, and The Huntington Capital Investment Company)

                                   Exhibit "A"
                     APPLICATION FOR REVOLVING LOAN ADVANCE




                                                 Date:______________________



FIRST INDIANA BANK
135 North Pennsylvania Street
Suite 1900
Indianapolis, Indiana 46204


Ladies and Gentlemen:

     We request an advance in the amount of $________________ under the Revolving Loan provided for in the Credit Agreement dated as of July __, 2001, between UNITED ACQUISITION, INC., an Indiana corporation and FIRST INDIANA BANK, a federal savings bank. Please disburse this Advance by crediting the amount thereof to our Account No. __________ maintained with you.

                                       Very truly yours,
                                       UNITED ACQUISITION, INC., an Indiana
                                       corporation


                                       By:_________________________________

                                       ---------------------------------
                                       (Printed Name and Title)


                              OFFICER'S CERTIFICATE

     I represent that I am the (chief executive officer or chief financial officer) of UNITED ACQUISITION, INC., an Indiana corporation (the "Company").

     In support of the above Application for a Revolving Loan Advance and pursuant to the terms of the Credit Agreement mentioned therein, I certify to you that:

1. Each of the representations contained in Sections 3(a) through 3(c), inclusive, and 3(e) through 3(m), inclusive, of the Credit Agreement are true and correct as of this date.

2. The financial statements of the Company as of _________________, ______, and for the fiscal year then ended, and the financial statements as of _______________, ______ and for the partial fiscal year then ended, present fairly the financial condition of the Company and the results of its operations as of the dates of such statements and for the fiscal periods then ended, and since the date of the latest of such statements there has been no material adverse change in its financial position or its operations.

3. No Event of Default or Unmatured Event of Default, as those terms are defined in the Credit Agreement, has occurred and is continuing.



                                      -----------------------------------
                                      (Printed Name and Title)

                                      of UNITED ACQUISITION, INC.,
                                      an Indiana corporation

                                   Exhibit "B"
                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                   Indianapolis, Indiana
$3,500,000.00                                      Dated: July ___, 2001
                                                   Final Maturity: July 1, 2002

     On or before July 1,2002 ("Final Maturity"), UNITED ACQUISITION, INC., an Indiana corporation (the "Maker") promises to pay to the order of FIRST INDIANA BANK, a federal savings bank (the "Bank") at the principal office of the Bank at Indianapolis, Indiana, the principal sum of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under a Credit Agreement dated the date of this Note. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the first Banking Day of each month commencing on the first Banking Day of the month immediately following the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid when due, then the Bank or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

     If any installment of interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to five percent (5%) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                                   UNITED ACQUISITION, INC.,
                                   an Indiana corporation


                                   By:_________________________________

                                   ---------------------------------
                                   (Printed name and title)

                                   Exhibit "C"
                                 PROMISSORY NOTE
                                   (Term Loan)
                                                  Indianapolis, Indiana
$291,000.00                                       Dated: July ___, 200l
                                                  Final Maturity: July 1, 2006

     UNITED ACQUISITION, INC., an Indiana corporation (the "Maker") promises to pay to the order of FIRST INDIANA BANK, a federal savings bank (the "Bank") at the principal banking office of the Bank at Indianapolis, Indiana, the principal sum of Two Hundred Ninety-One Thousand and 00/100 Dollars ($291,000.00) and to pay interest on the unpaid principal balance outstanding from time to time as herein provided.

     This Note evidences a loan (the "Loan") extended to the Maker by the Bank under a Credit Agreement dated the date of this Note. The Loan is referred to in the Credit Agreement as the "Term Loan." All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time.

     The principal of the Loan shall be repaid in installments in the amount of $4,850.00 each, which shall be due and payable commencing on the first Banking Day of September, 2001, and continuing on the first Banking Day of each month thereafter until July 1, 2006, on which date the entire principal balance of this Note shall be due and payable. The term "Banking Day" is used in this Note as defined in the Credit Agreement. Principal may be prepaid, but only as provided in the Credit Agreement, and provided further that all partial prepayments shall be applied to the latest maturing installments of principal payable under this Note in inverse order of maturity.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the first Banking Day of each month commencing on the first Banking Day of the month immediately following the month in which this Note is executed in addition to the installments of principal due on those dates. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     If any  installment  of  principal  or interest due under the terms of this
Note is not paid when due, then the Bank or any subsequent holder of this Note may, at its option and without notice, declare the entire principal amount of this Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement for other conditions under which the maturity of this Note may be accelerated.

     If any installment of principal and interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to five percent (5%) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter for subsequent later payments.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                              UNITED ACQUISITION, INC., an Indiana corporation


                              By:_________________________________

                              ---------------------------------
                              (Printed name and title)

                                   Exhibit "D"
                                 PROMISSORY NOTE
                                 (Term Loan II)
                                                 Indianapolis, Indiana
$1,116,000.00                                    Dated:  July __, 2001
                                                 Final Maturity: July 1, 2006

     UNITED ACQUISITION, INC., an Indiana corporation (the "Maker") promises to pay to the order of FIRST INDIANA BANK, a federal savings bank (the "Bank") at the principal banking office of the Bank at Indianapolis, Indiana, the principal sum of One Million One Hundred Sixteen Thousand and 00/100 Dollars ($1,116,000.00) and to pay interest on the unpaid principal balance outstanding from time to time as herein provided.

     This Note evidences a loan (the "Loan") extended to the Maker by the Bank under a Credit Agreement dated the date of this Note. The Loan is referred to in the Credit Agreement as "Term Loan II." All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time.

     The principal of the Loan shall be repaid in installments in the amount of $6,200.00 each, which shall be due and payable commencing on the first Banking Day of September, 2001, and continuing on the first Banking Day of each month thereafter until July 1, 2006, on which date the entire principal balance of this Note shall be due and payable. The term "Banking Day" is used in this Note as defined in the Credit Agreement. Principal may be prepaid, but only as provided in the Credit Agreement, and provided further that all partial prepayments shall be applied to the latest maturing installments of principal payable under this Note in inverse order of maturity.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the first Banking Day of each month commencing on the first Banking Day of the month immediately following the month in which this Note is executed in addition to the installments of principal due on those dates. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     If any  installment  of  principal  or interest due under the terms of this
Note is not paid when due, then the Bank or any subsequent holder of this Note may, at its option and without notice, declare the entire principal amount of this Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement for other conditions under which the maturity of this Note may be accelerated.

     If any installment of principal and interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to five percent (5%) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter for subsequent later payments.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                           UNITED ACQUISITION, INC., an Indiana corporation


                           By:_______________________________________

                           ---------------------------------------
                           (Printed name and title)

                                   Exhibit "E"
                                 PROMISSORY NOTE
                                 (Term Loan III)

                                                 Indianapolis, Indiana
$1,750,000.00                                    Dated:  July __, 2001
                                                 Final Maturity: July 1, 2003

     UNITED ACQUISITION, INC., an Indiana corporation (the "Maker") promises to pay to the order of FIRST INDIANA BANK, a federal savings bank (the "Bank") at the principal banking office of the Bank at Indianapolis, Indiana, the principal sum of One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($1,750,000.00) and to pay interest on the unpaid principal balance outstanding from time to time as herein provided.

     This Note evidences a loan (the "Loan") extended to the Maker by the Bank under a Credit Agreement dated the date of this Note. The Loan is referred to in the Credit Agreement as "Term Loan III." All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time.

     The principal of the Loan shall be repaid in installments in the amount of $72,916.67 each, which shall be due and payable commencing on the first Banking Day of September, 2001, and continuing on the first Banking Day of each month thereafter until July 1, 2003, on which date the entire principal balance of this Note shall be due and payable. The term "Banking Day" is used in this Note as defined in the Credit Agreement. Principal may be prepaid, but only as provided in the Credit Agreement, and provided further that all partial prepayments shall be applied to the latest maturing installments of principal payable under this Note in inverse order of maturity.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the first Banking Day of each month commencing on the first Banking Day of the month immediately following the month in which this Note is executed in addition to the installments of principal due on those dates. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     If any  installment  of  principal  or interest due under the terms of this
Note is not paid when due, then the Bank or any subsequent holder of this Note may, at its option and without notice, declare the entire principal amount of this Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement for other conditions under which the maturity of this Note may be accelerated.

     If any installment of principal and interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to five percent (5%) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter for subsequent later payments.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                              UNITED ACQUISITION, INC., an Indiana corporation


                              By:_________________________________

                              ---------------------------------
                              (Printed name and title)

                                   Exhibit "F"
                             SCHEDULE OF EXCEPTIONS


     This Schedule is a part of the Credit Agreement between UNITED ACQUISITION, INC., an Indiana corporation(the "Company"), and FIRST INDIANA BANK, a federal savings bank (the "Bank") dated as of the date of this Schedule. The Company hereby certifies as follows:

1. Litigation and Contingent Liabilities. There are no exceptions to the representations contained in Section 3(e) with respect to litigation and contingent liabilities, except the following: None.

2. Hazardous Substances. There are no exceptions to the representation contained in Section 3(k), except the following: None.

3. Liens. There are no "liens" (as defined in Section 6(b)) on any property of the Company except for liens of the types described in items (i) through
     (vi) of the enumeration contained in Section 6(b), and except for the following: None.

4. Guaranties. The Company is not a guarantor or surety of, or otherwise responsible in any manner with respect to any undertaking of any other person or entity, except for the items of the type described in items (i) and (ii) of the enumeration contained in Section 6(c), and except for the following: None.

5. Loans and Advances. The Company does not have outstanding any loans or advances to any person or entity except for items of a type described in items (i) and (ii) of the enumeration contained in Section 6(d), and except for the following: None.

6. Indebtedness and Capital Leases. The Company presently has no indebtedness for borrowed money nor is the Company a lessee under any capital lease except for such obligations to the Bank, and except for the following:
     None.

Dated as of July __, 2001.

                            UNITED ACQUISITION, INC., an Indiana corporation


                            By:_______________________________________

                            ---------------------------------------
                            (Printed name and title)

                                   Exhibit "G"
                               SECURITY AGREEMENT
        (Equipment, Inventory, Accounts Receivable, General Intangibles,
                     Chattel Paper, and Depository Accounts)


     UNITED ACQUISITION, INC., an Indiana corporation (the "Company"), grants to FIRST INDIANA BANK, a federal savings bank (the "Bank") a security interest in all of the Company's Equipment, Inventory, Accounts Receivable, General Intangibles, Chattel Paper, and Depository Accounts, whether now owned or hereafter acquired, and in the proceeds thereof to secure the payment and performance of all of the Obligations. Such security interest is granted on the terms stated in this Security Agreement.

1. DEFINITIONS. As used in this Security Agreement, the following terms have the meanings indicated when used with the initial letter capitalized:

          (a) "Account Debtor" means a party who is obligated to the Company with respect to any Account Receivable, or General Intangible.

          (b) "Accounts Receivable" or "Account" is used as defined in the Uniform Commercial Code.

          (c)  "Chattel  Paper" is used as  defined  in the  Uniform  Commercial
               Code.

          (d) "Collateral" means all property or rights in which a security interest is granted under this Security Agreement.

          (e)  "Collateral Account" is used as defined in Paragraph 10(a).

          (f) "Credit Agreement" means the Credit Agreement between the Company and the Bank dated the date of this Security Agreement, as it may be amended from time to time.

          (g) "Default" means an "Event of Default" as defined in the Credit Agreement.

          (h) "Depository Accounts" means all depository and concentration accounts of the Company and its Subsidiaries maintained with the Bank or any affiliate of the Bank, whether in the name of the Company individually or jointly with any such Subsidiary or other third party.

          (i) "Equipment" means all of the furniture, fixtures, machinery and equipment of the Company together with all tools, accessories, parts and accessions now in, attached to or hereafter placed in or added to such property, and any replacements of any such property.

          (j)  "General   Intangibles"   is  used  as  defined  in  the  Uniform
               Commercial Code.

          (k) "Inventory" means all goods which are held for sale or lease to customers or which are furnished, have been furnished or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Company's business.

          (1)  "Obligations" is used as defined in the Credit Agreement.

          (m) "Subsidiary" and "Subsidiaries" are used as defined in the Credit Agreement.

          (n) "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of Indiana, or in the state where the relevant collateral is located.

2. FINANCING STATEMENTS. The Company authorizes the Bank at the expense of the Company to execute on its behalf and file a financing statement or statements in those public offices deemed necessary by the Bank to perfect its security interest. Such financing statements may be signed by the Bank alone. In addition, the Company shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Security Agreement including, without limitation, any certificate or certificates of title to the Collateral with the security interest of the Bank noted thereon or executed applications for such certificates of title.

3. LOCATION, INSPECTION AND PROTECTION OF COLLATERAL. Unless the Company gives the Bank not less than ten (10) days prior written notice of additional locations at which Inventory and Equipment shall be kept, all Inventory and Equipment is kept and shall be kept at the following addresses:

         19985 County Road 8                     68939 M 103
         Bristol, Indiana 46507                  White Pigeon, Michigan

Unless the Company gives the Bank written notice of the location of additional offices where records of the Company relative to Accounts Receivable, Chattel Paper, and General Intangibles are kept, all such records of the Company shall be kept at the following address:

                               19985 County Road 8
                             Bristol, Indiana 46507

which, the Company represents, is also the address of its principal office. The Company shall not keep duplicate Accounts Receivable records at any other address or change the location of its principal office unless the Company gives the Bank not less than 10 days' prior written notice of such event. The Company shall, at all reasonable times and in a reasonable manner, allow the officers, attorneys and accountants of the Bank to examine, inspect, photocopy and make abstracts from the Company's books and records and to verify Equipment and Inventory, the latter both as to quantity and quality, and to arrange for verification of Accounts Receivable, under reasonable procedures, directly with the Account Debtors or by other methods. The Company shall also deliver to the Bank upon request any promissory notes or other papers evidencing any Account and any guaranty or collateral and all Chattel Paper together with appropriate endorsements and assignments and any information relating thereto and shall do anything else the Bank may reasonably require to further protect the Bank's interest in the Collateral. If any of the Collateral consists of Equipment normally used in more than one state and the Company intends to use any of such Collateral in any jurisdiction other than a state in which the Company shall have previously advised the Bank such Collateral is to be used, the Company shall not commence use in such other jurisdiction except upon ten (10) days prior written notice to the Bank.

4. FIXTURES. None of the Collateral is attached to real estate so as to constitute a fixture. If any Collateral is hereafter so attached to any real estate, notice of the common address, legal description, and name of the owner of record of such real estate shall be furnished to the Bank at least ten (10) days prior to such attachment. If any Collateral is hereafter attached to real estate prior to the perfection of the security interest created by this Security Agreement in such Collateral, the Company shall, on demand, furnish the Bank with a disclaimer of interest in the Collateral executed by each person having an interest in such real estate.

5. THE COMPANY'S TITLE. The Company has full and clear title to all of the Collateral presently owned and shall have such title to all Collateral hereafter acquired except for the security interest granted by this Security Agreement and any other lien or security interest permitted under the terms of the Credit Agreement, and the Company shall keep the Collateral free at all times from any lien or encumbrance except those permitted by the Credit Agreement. No financing statements covering all or any portion of the Collateral is on file at any public office except as may be required or permitted by this Security Agreement and the Credit Agreement.

6. THE COMPANY'S DUTY TO MAINTAIN THE COLLATERAL. The Company shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral. The Company shall not use the Collateral in violation of any statute or ordinance or contrary to the provisions of any policy of insurance thereon.

7. INSURANCE. In addition to maintaining such insurance on the Collateral as is required by the Credit Agreement, the Company shall, upon the reasonable request of the Bank, keep the Collateral insured against such additional risks, in such amounts and under such policies as the Bank may reasonably require and with such companies as shall be reasonably acceptable to the Bank. All policies providing insurance on the Collateral shall, provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Company authorizes the Bank to endorse on the Company's behalf and to negotiate drafts reflecting proceeds of insurance on the Collateral, provided that the Bank shall remit to the Company such surplus, if any, as remains after the proceeds have been applied at the Bank's option, (a) to the satisfaction of all of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) to the replacement or repair of the Collateral; provided, however, that so long as no Default exists, and provided further that the Company can demonstrate to the Bank's satisfaction that any proposed replacement or repair of collateral is economically and physically feasible, such proceeds shall be applied, at the Company's option and to the extent necessary, as provided in the foregoing clause (b). Certificates evidencing the existence of all of the insurance required under the Credit Agreement or this Security Agreement shall be furnished to the Bank by the Company and the original policies providing such insurance shall be delivered to the Bank at its request.

         8. ADVANCES TO PROTECT COLLATERAL. Upon failure of the Company to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is canceled, the Bank may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by the Bank for such purposes shall be immediately due and payable by the Company to the Bank and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the Prime Rate, as defined in the Credit Agreement, plus three percent (3%) per annum.

9. DEALING WITH COLLATERAL PRIOR TO DEFAULT. Prior to Default and thereafter until the Bank shall notify the Company of the revocation of such authority:

          (a) the Company may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service, any of the Inventory normally held by the Company for such purposes, provided that a sale in the ordinary course of business shall not include a transfer in total or partial satisfaction of a debt, and the Company may use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by it for such purposes;

          (b) the Company shall, at its own expense, endeavor to collect, when due, all amounts due with respect to any Accounts or General Intangibles, and shall take such action with respect to collection as the Bank may reasonably request or, in the absence of such request, as the Company may deem advisable in accordance with sound business practice, and

          (c) the Company may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be entitled, and may accept, in connection therewith, the return of the goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor.

10. DEALING WITH COLLATERAL AFTER DEFAULT. After Default and upon the request of the Bank:

          (a) the Company shall upon receipt of any checks, drafts, cash or other remittances in payment of Inventory sold or in payment of Accounts Receivable of the Company, deposit the same in a special collateral account (the "Collateral Account") maintained with the Bank; such proceeds shall be deposited in the form received except for the indorsement of the Company when required, which indorsement the Bank is authorized to make on the Company's behalf, and shall be held by the Bank as security for all Obligations;

          (b)  the Company shall deliver to the Bank all other  instruments  and
               Chattel  Paper  which  constitute   proceeds  from  the  sale  of
               Collateral, whether then held or thereafter acquired; and

          (c) the Company shall keep segregated any such checks, drafts, cash, other instruments, Chattel Paper or other remittances from any of the Company's other funds or property and shall hold such items in trust for the benefit of the Bank until delivery to the Bank or deposit in the Collateral Account and the Bank may apply all or any portion of the funds on deposit in the Collateral Account against any Obligations in the order of application provided for in the Credit Agreement or, absent such provision, at the discretion of the Bank.

After Default, the Bank may notify any Account Debtor to make payment directly to the Bank of any amounts due or to become due under any Account Receivable, General Intangible instrument or Chattel Paper and the Bank may enforce the collection of any Account Receivable, General Intangible, instrument or Chattel Paper in its name or in the name of the Company, by suit or otherwise, and may surrender, release or exchange all or any part thereof or compromise or extend or renew for any period, whether or not longer than the original period, any indebtedness thereunder or evidenced thereby, and any Account Debtor will be fully protected in relying upon the representation of the Bank that it has authority under the terms of this Security Agreement to deal with any Account Receivable, General Intangible, instrument or Chattel Paper and need not look beyond this Security Agreement and such representation of the Bank to establish the Bank's authority in that regard.

11. SUBSTITUTION AND SALE OF EQUIPMENT. The Company may from time to time so long as no Default has occurred and is continuing, substitute items of Equipment so long as any new Equipment becomes subject to the security interest created by this Security Agreement and is subject to no prior liens or security interest other than those permitted by the Credit Agreement. So long as no Default has occurred and is continuing, the Company may, in the ordinary course of its business, sell or otherwise dispose of any items of Equipment for which substitutes have been obtained or which are no longer useful to the Company in its operations, provided that at least 10 days prior written notice of any proposed disposition of any material amount of Equipment in a single or a planned series of transactions is given to the Bank. Upon the request of the Company, the Bank will deliver an appropriate release of its security interest in any item of Equipment disposed of by the Company pursuant to the provisions of this paragraph.

12. REMEDIES UPON DEFAULT. Upon the occurrence of any Default the Bank shall have with respect to the Collateral, in addition to all rights and remedies specified in the Credit Agreement, this Security Agreement or any other agreement between the Company and the Bank, the remedies of a secured party under the Uniform Commercial Code as in force from time to time in Indiana, regardless of whether the Code in such form has been enacted in the jurisdiction in which any such right or remedy is asserted. Any notice required by law, including but not limited to notice of the intended disposition of all or any portion of the Collateral, shall be deemed reasonably and properly given if given at least 10 days prior to such disposition in the manner prescribed for the giving of notices in the Credit Agreement. Any proceeds of the disposition of any of the Collateral shall be applied first to the payment of the expenses of the retaking, holding, repairing, preparing for sale and sale of the Collateral, including reasonable attorneys' fees and legal expenses in connection therewith and any balance of such proceeds shall be applied by the Bank to the Obligations in such order as the Bank shall determine.

13. RELATION TO CREDIT AGREEMENT. This Security Agreement is given pursuant to the terms of the Credit Agreement and shall be deemed a part thereof and subject to the terms and conditions of the Credit Agreement.

14. NOTICES. Any notice required or otherwise given concerning this Security Agreement by either party to the other shall be given as notices are required to be given under the terms of the Credit Agreement.

                      [This Space Left Blank Intentionally]





         Dated as of July ____, 2001.


                             UNITED ACQUISITION, INC., an Indiana corporation


                             By:_______________________________________

                             ---------------------------------------
                             (Printed name and title)


STATE OF __________ )
                                ) SS:
COUNTY OF ________ )

     Before me the undersigned, a Notary Public in and for said County and State, personally appeared ______________________________, the
________________________ of UNITED ACQUISITION, INC., an Indiana corporation, who as such authorized officer acknowledged the execution of the foregoing Security Agreement (Equipment, Inventory, Accounts Receivable, General
Intangibles, Chattel Paper and Depository Accounts) on behalf of said corporation this ____ day of July, 2001.


                                ------------------------------------------
                                Notary Public

                                ------------------------------------------
                                Printed Name

My Commission Expires:________________

County of Residence:___________________

                                   Exhibit "H"

                             Elkhart County, Indiana

                          MORTGAGE, SECURITY AGREEMENT,
                     ASSIGNMENT OF RENTS AND FIXTURE FILING

FOR PURPOSES OF THE SECURITY AGREEMENT CONTAINED IN THIS INSTRUMENT THE "SECURED PARTY" AND THE "DEBTOR" AND THEIR RESPECTIVE ADDRESSES ARE AS FOLLOWS:

SECURED PARTY:    FIRST INDIANA BANK
                  135 NORTH PENNSYLVANIA
                  SUITE 1900
                  INDIANAPOLIS, INDIANA 46204
                  ATTENTION:        ANTHONY P. SCHLICHTE, VICE PRESIDENT

DEBTOR:           UNITED ACQUISITION, INC.
                  19985 COUNTY ROAD 8
                  BRISTOL, INDIANA 46507
                  ATTENTION: GARY STANLEY, PRESIDENT


     THIS INSTRUMENT WHEN RECORDED SHALL CONSTITUTE A "FIXTURE FILING" FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. THE ADDRESS OF THE SECURED PARTY SHOWN ABOVE IS THE ADDRESS AT WHICH INFORMATION CONCERNING THE SECURED PARTY'S SECURITY INTEREST MAY BE OBTAINED.

     UNITED ACQUISITION, INC., an Indiana corporation (the "Mortgagor"), MORTGAGES AND WARRANTS to FIRST INDIANA BANK, a federal savings bank with its principal office in Indianapolis, Indiana, (the "Bank") and the Mortgagor GRANTS A SECURITY INTEREST to the Bank in the following property, to-wit:

     all that real estate located in Elkhart County, Indiana, described in the "Schedule" which is attached to this Mortgage, Security Agreement, Assignment of Rents and Fixture Filing (this "Mortgage") and incorporated herein by this reference (the "Real Estate"); and

     any items of furniture, machinery, equipment or other tangible personal property which are now or hereafter become attached to the Real Estate or any improvement thereon so as to constitute a fixture, whether now owned or hereinafter acquired (the "Personal Property").

     TOGETHER WITH all present and future improvements, rights, privileges, interests, easements, hereditaments, and appurtenances thereunto belonging or in any manner pertaining thereto, and the proceeds therefrom (all of such Real Estate, Personal Property and other rights being hereafter referred to as the "Mortgaged Premises").

     This Mortgage is given to secure all of the Mortgagor's Obligations to the Bank. The term "Obligations" as used in this Mortgage means all obligations of the Mortgagor in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to all obligations of the Mortgagor in favor of the Bank arising under a Credit Agreement between the Mortgagor and the Bank dated the date of this Mortgage (the "Credit Agreement"), which Obligations include the obligation of the Mortgagor to repay all advances made by the Bank to the Mortgagor under a revolving line of credit in the maximum outstanding aggregate principal amount of $3,500,000.00 ("Revolving Loan"), to repay a term loan ("Term Loan") in the original principal amount of $291,000.00, which Term Loan has a final maturity date of July 1,2006, to repay a second term loan ("Term Loan II") in the original principal amount of $l,116,000.00, which Term Loan II has a final maturity date of July 1, 2006, to repay a third term loan ("Term Loan III") in the original principal amount of $1,750,000.00, which Term Loan III has a final maturity date of July 1,2003, and all now existing and future obligations of the Mortgagor to the Bank, however created, evidenced, or acquired, whether direct or indirect, absolute or contingent, matured or unmatured, including future obligations and advances to the same extent as if such future obligations and advances were made on the date of the execution of this Mortgage (it being understood that the Bank is not under any obligation to make any future advances except as specifically set forth in the Credit Agreement), provided, however, that any such future obligations or advances shall be secured by this Mortgage up to the maximum aggregate amount of $10,000,000.00 outstanding at any time. All of the Obligations, including those arising under the Credit Agreement, are secured as they now exist and as they may be increased or otherwise changed by any amendment to any instrument or agreement which now or hereafter evidences, secures or expresses terms applicable to any of the Obligations, including amendments to the Credit
Agreement  and any  "Loan  Document"  as  that  term is  defined  in the  Credit
Agreement.

     As additional security for the Obligations, the Mortgagor assigns to the Bank the rents, issues and profits of the Mortgaged Premises, including any rents and all other amounts (collectively "Lease Payments") which are due or shall become due to the Mortgagor under the terms of any present or future lease (a "Lease"), oral or written, of all or any portion of the Mortgaged Premises (all such rents, issues, profits and Lease Payments are hereafter collectively referred to as the "Rents"). This Assignment of Rents is an absolute assignment, and is intended to vest in the Bank the right to collect all Rents subject only to the conditional license to collect Rents granted by the Bank to the Mortgagor under the terms of numbered Paragraph 7 of this Mortgage.

     The Mortgagor further covenants and agrees as follows:

     1. The Mortgagor shall pay and perform all of the Obligations promptly when payment or performance is due, with reasonable attorneys' fees and costs of collection, and without relief from valuation and appraisement laws.

     2. The Mortgagor shall keep the Mortgaged Premises in good repair and shall not commit or permit waste thereon or do or permit to be done anything that may impair the value of the Mortgaged Premises. The Mortgagor shall promptly restore any part of the Mortgaged Premises which may be damaged or destroyed. The Mortgagor shall pay when due all taxes and assessments levied or assessed against the Mortgaged Premises or any part thereof.

     3. The Mortgagor shall comply with all statutes, ordinances, rules, regulations, orders, and directions of any legislative, executive, administrative, or judicial body or official applicable to the Mortgaged Premises, or any part thereof, or to the Mortgagor, or to the operation of any business of Mortgagor which directly affects the Mortgaged Premises; provided, however, that the Mortgagor may contest any of the matters referred to in this paragraph as provided in the Credit Agreement or otherwise in any reasonable manner which in the judgment of the Bank will not adversely affect the rights of the Bank, its successors or assigns.

     4. The Mortgagor will procure and maintain in effect at all times insurance written by insurance companies acceptable to the Bank which insures against loss or destruction of the Mortgaged Premises by fire, wind storm, lightning, vandalism and malicious mischief and such other perils as are generally covered by "extended coverage" insurance for the full replacement value of the Mortgaged Premises. All policies providing such insurance shall provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Mortgagor shall also procure business interruption insurance in such amounts as the Bank may reasonably require. The Mortgagor authorizes the Bank to endorse on Mortgagor's behalf and to negotiate drafts representing proceeds of such insurance, provided that the Bank shall remit to the Mortgagor such surplus, if any, as remains after the proceeds have been applied at the Bank's option: (a) to the satisfaction of the Obligations or to the establishment of a cash collateral account securing the Obligations, or
(b) to the restoration of the Mortgaged Premises; provided, however, that so long as no Default (as hereafter defined) has occurred and is continuing, and provided that the Mortgagor can demonstrate to the Bank's satisfaction that restoration of the Mortgaged Premises is physically and economically feasible, such proceeds shall be applied, at the Mortgagor's option and to the extent necessary, as provided in the foregoing clause (b) and any balance shall be remitted to the Mortgagor. Certificates evidencing the existence of all of the insurance required under the terms of this Mortgage shall be furnished to the Bank and the original policies providing such insurance shall be delivered to the Bank at the Bank's request.

     5. Upon demand and failure of the Mortgagor so to do, the Bank may, in its discretion, advance and pay all sums necessary to protect and preserve the Mortgaged Premises, and all sums so advanced and paid by the Bank shall become a part of the indebtedness secured hereby, shall bear interest from date of payment at a rate equal to the Prime Rate plus four percent (4%) per annum, and shall be payable to the Bank upon demand. Such sums shall include, but not by way of limitation: (a) taxes, assessments and other charges which may be or become senior to this Mortgage as liens on the Mortgaged Premises, or any part thereof; (b) the cost of any title insurance, surveys, or other evidence which in the discretion of the Bank may be required in order to evidence, insure or preserve the lien of this Mortgage; (c) all costs, expenses, and reasonable attorneys' fees incurred by the Bank in respect of any and all legal and equitable actions which relate to this Mortgage or to the Mortgaged Premises, and (d) the cost of any repairs respecting the Mortgaged Premises which are reasonably deemed necessary by the Bank. As used in this Mortgage, the term "Prime Rate" means a variable per annum rate of interest equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate; provided that it is understood the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans. The Bank shall be subrogated to the rights of the holder of each lien or claim paid with moneys secured hereby.

     6. If all or any part of the Mortgaged Premises is damaged, taken, or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, or by the alteration of the grade of any street affecting the Mortgaged Premises, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Obligations, is hereby assigned to the Bank, which is empowered to collect and receive the same and to give proper receipts therefor in the name of the Mortgagor, and all such sums shall be paid forthwith directly to the Bank. Any award or payment so received by the Bank may, at the option of the Bank: (a) be applied to the satisfaction of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) be released, in whole or in part, to the Mortgagor for the purpose of altering, restoring, or rebuilding any part of the Mortgaged Premises which may have been altered, damaged or destroyed as a result of such taking, alteration, or proceeding; provided, however, that so long as no Default has occurred and is continuing, and provided that the Mortgagor can demonstrate to the Bank's satisfaction that any proposed alteration, restoration or rebuilding is physically and economically feasible, such awards shall be applied at the Mortgagor's option and to the extent necessary as provided in the foregoing clause (b).

     7. At any time a Default (as hereafter defined) has occurred and is continuing, the Bank may enter upon and take possession of the Real Estate or any part thereof, and at any such time, or if the Bank in the reasonable exercise of its discretion determines that payment or performance of any of the Obligations is insecure, the Bank may demand, sue for, receive and give receipts, releases and satisfactions for all Rents. At any time that the Bank has not exercised its right to take possession of the Real Estate and there is not in effect any demand by the Bank for the direct payment of Lease Payments to the Bank given pursuant to the immediately preceding sentence, the Mortgagor may collect Lease Payments provided that no Rents shall be collected by the Mortgagor more than thirty (30) days in advance of the period of occupancy to which they relate. Lease Payments collected by the Mortgagor pursuant to the license granted in the immediately preceding sentence shall be held by the Mortgagor as trustee for the benefit of the Bank and shall be applied to the satisfaction of Obligations to the extent that any are then due and payable. Any balance remaining after satisfaction of all Obligations which are then due and payable may be used by the Mortgagor for any proper purpose. Any demand by the Bank upon any tenant of the Mortgaged Premises accompanied by a copy of this Mortgage shall be sufficient authority for such tenant thereafter to make all Lease Payments directly to the Bank and any such tenant shall have no obligation or authority to inquire into the propriety of any such demand. Upon making Lease Payments to the Bank pursuant to the Bank's demand, any tenant of the Mortgaged Premises shall be as fully discharged of its obligations under any Lease to the extent of such payments as if such payments had been made directly to the Mortgagor. If at any time Lease Payments are required to be made directly to the Bank under the terms of this paragraph and notwithstanding such requirement such payments are made to the Mortgagor, the Mortgagor will receive such payments in trust for the Bank and will forward them immediately to the Bank in the form in which received, adding only such endorsements or assignments as may be necessary to perfect the Bank's title thereto. Any amounts collected by the Bank pursuant to the assignment of rents contained in this Mortgage shall be applied by the Bank to the payment of such of the Obligations as are then due and payable as the Bank in its sole discretion shall determine. If no Obligations are then due and payable, such amounts may be held by the Bank as cash collateral for the Obligations, without liability for interest thereon, provided that the Bank will, at the direction of the Mortgagor, invest such amounts for the account and at the risk of the Mortgagor in U.S. Treasury Bills with less than 60 days remaining to maturity or in similar essentially risk-free, cash equivalent investments as the Mortgagor may reasonably direct and any earnings derived from such investments will become a part of the cash collateral account. Any portion or all of the cash collateral account which is not applied to Obligations pursuant to the terms of this paragraph may at the discretion of the Bank be released to the Mortgagor. The authority given to collect Rents conferred upon the Bank under the terms of this Mortgage is irrevocable.

     8. The Mortgagor grants to the Bank as secured party a security interest in the Personal Property in accordance with the provisions of the Uniform Commercial Code as enacted in Indiana. The Mortgagor authorizes the Bank at the expense of the Mortgagor to execute on its behalf and file any other financing statements deemed necessary by the Bank to perfect its security interest in the Personal Property and to file such financing statements in those public offices deemed necessary by the Bank. Such financing statements may be signed by the Bank alone. In addition, the Mortgagor shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Mortgage.

     9. If, after the execution of this Mortgage, applicable law requires the taxation of this Mortgage or any Obligation secured by this Mortgage, the Mortgagor, upon demand by the Bank, shall pay such taxes or reimburse the Bank therefor unless it is unlawful to require the Mortgagor to do so. Notwithstanding the foregoing, the Mortgagor shall not be obligated to pay any portion of any of the Bank's federal or state income taxes.

     10. As used in this paragraph, the following terms have the meanings indicated:

     a. Clean-up. "Clean-up" means the removal or remediation of Contamination or other response to Contamination in compliance with all
          Environmental   Laws  and  to  the   satisfaction  of  all  applicable
          governmental   agencies,   and  in  compliance  with  good  commercial
          practice.

     b. Contamination. "Contamination" means the Release of any Hazardous Substance on, in or under the Real Estate or the presence of any Hazardous Substance on, in or under the Real Estate as the result of a Release, or the emanation of any Hazardous Substance from the Real Estate.

     c. Environmental Laws. "Environmental Laws" means all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements with the force of law, including but not limited to consent decrees and judicial or administrative orders, relating to the environment, including but not limited to those applicable to the use, storage, treatment, disposal or Release of any Hazardous Substances, all as amended or modified from time to time including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the Clean Water Act, as amended; the Clean Air Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Hazardous Materials Transportation Act, as amended, and any and all Indiana environmental statutes including, without limitation, those codified under Title 13 of the Indiana Code and all regulations promulgated under or pursuant to such federal and Indiana Statutes.

     d. Hazardous Substance. "Hazardous Substance" means any hazardous waste or hazardous substance, or any pollutant or contaminant or toxic substance or other chemicals or substances including, without limitation, asbestos, petroleum, polychlorinated biphenyls, and any other substance regulated by any Environmental Laws.

     e. Release. "Release" means the spilling, leaking, disposing, discharging, dumping, pouring, emitting, depositing, injecting leaching, escaping or other release or threatened release, whether intentional or unintentional, of any Hazardous Substance.

     f. Regulatory Actions. "Regulatory Actions" means any claim, demand, action or proceeding brought or instigated by any governmental authority in connection with any Environmental Law including, without limitation, any civil, criminal or administrative proceeding whether or not seeking costs, damages, penalties or expenses.

     g. Third-party Claims. "Third-party Claims" means any claim, action, demand or proceeding, other than a Regulatory Action, based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Contamination, whether or not seeking costs, damages, penalties, or expenses, and including any action for contribution to Clean-up costs.

The Mortgagor shall indemnify, defend and hold harmless the Bank and its affiliates, shareholders, directors, officers, employees and agents (all being included in the word "Bank" for purposes of this paragraph) from any and all claims, causes of action, damages, demands, fines, liabilities, losses, penalties, judgments, settlements, expenses and costs, however defined, and of whatever nature, known or unknown, absolute or contingent, including, but not limited to, attorneys' fees, consultant's fees, fees of environmental or other engineers, and related expenses including, without limitation, expenses related to site inspections and soil and water analyses, which may be asserted against, imposed on, suffered or incurred by the Bank arising out of or in any way related to (a) any actual, alleged or threatened Release of any Hazardous Substance on, in or under the Real Estate, (b) any related injury to human health or safety (including wrongful death) or any actual or alleged injury to the environment by reason of the condition of, or past or present activities on the Real Estate, (c) any actual or alleged violation of Environmental Law related to the Real Estate, (d) any lawsuit or administrative proceeding brought or threatened by any person, including any governmental entity or agency, federal, state or local, including any governmental order relating to or occasioned by any actual or alleged Contamination or threat of Contamination,
(e) any lien imposed upon the Real Estate in favor of any governmental entity as a result of any Contamination or threat of Contamination, and (f) all costs and expenses of any Clean-up. The Mortgagor represents and covenants that the Mortgagor's storage, generation, transportation, handling or use, if any, of Hazardous Substances on or from the Real Estate is currently, and will remain at all times, in compliance with all applicable Environmental Laws. If any Clean-up is required with respect to the Real Estate, the Mortgagor shall expeditiously complete such Clean-up at the Mortgagor's expense and without the necessity of demand by the Bank. If the Mortgagor should fail to initiate and diligently pursue any Clean-up or should otherwise fail to perform any obligation under the terms of this paragraph, the Bank may, at its sole discretion and without any obligation to complete any Clean-up which it may cause to be commenced, cause the Clean-up or partial Clean-up of the Real Estate and pay on behalf of the Mortgagor any costs, fines or penalties imposed on the Mortgagor pursuant to any Environmental Laws or make any other payment or perform any other action which will prevent a lien in favor of any federal, state or local government authority or any other person from attaching to the Real Property pursuant to the provisions of any Environmental Law, and all costs and expenses of the Bank incurred in pursuing any of the remedies provided in this paragraph shall be added to the obligations secured by this Mortgage, which costs and expenses shall become due and payable without notice as incurred by the Bank, together with interest thereon at the Prime Rate plus three percent (3 %) per annum until paid.

     11. The occurrence of any of the following events shall be deemed a "Default" under this Mortgage:

     (a) an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing or the Mortgagor shall otherwise fail to pay or perform any of the Obligations promptly when such payment or performance is due or within such grace period as may be applicable;

     (b) the Mortgagor shall otherwise fail to observe and perform the terms and conditions of this Mortgage, or

     (c)  the Mortgagor shall abandon the Mortgaged Premises.

     12. Upon the occurrence and continuance of a Default, all indebtedness secured hereby shall, at the option of the Bank, become immediately due and payable and this Mortgage may be foreclosed accordingly. The Bank shall be entitled to the appointment of a receiver for the Mortgaged Premises to collect the rents and profits and to maintain the Mortgaged Premises during any foreclosure proceedings. The Bank shall have the option of proceeding as to both the Real Estate and the Personal Property in accordance with its rights and remedies in respect of the Real Estate, in which event the default provisions of the Uniform Commercial Code shall not apply. If the Bank elects to proceed with respect to the Personal Property separately from the Real Estate, the requirement of the Uniform Commercial Code as to reasonable notice of any proposed sale or disposition of the Personal Property shall be met if such notice is delivered or mailed to the Mortgagor at its address stated above at least ten (10) days prior to such sale or disposition. In any action to foreclose this Mortgage, the Bank shall be entitled to recover, in addition to all reasonable attorney and related paraprofessional expenses incurred in connection therewith, all other reasonable costs and expenses associated with foreclosure including, without limitation, all expenses incurred for title searches, abstracts of title, title insurance, appraisals, surveys and environmental assessments reasonably deemed necessary by the Bank, all of which costs and expenses shall be additional amounts secured by this Mortgage. As used in the preceding sentence, the term "environmental assessments" means inspections and reports of environmental engineers or firms of environmental engineers or other appropriate experts, and associated samplings and testings of soil or groundwater, the purpose of which is to determine whether there is any Contamination associated with the Real Estate and if so, the extent thereof, and to estimate of the cost of Clean-up of any Contamination, and to determine whether there are any underground storage tanks or any asbestos in, on, or under the Real Estate and if so, whether there are any violations of Environmental Laws in connection therewith. As used in this paragraph, the terms "Contamination," "Clean-up" and "Environmental Laws" are used as defined in numbered Paragraph 10.

     13. The Bank, at its option and on such terms as it may desire, may extend the time of payment or performance of any part or all of the Obligations or release any part of the Mortgaged Premises from the lien of this Mortgage without impairing the lien of this Mortgage except as to the portion of the Mortgaged Premises expressly released and without releasing the Mortgagor or any guarantors or sureties of or from any of the obligations. No delay by the Bank in the exercise of any of its rights under this Mortgage shall preclude the subsequent exercise thereof so long as any Default continues uncured, and no waiver by the Bank of any Default of the Mortgagor shall operate as a waiver of subsequent or other Defaults. The making of any payment by the Bank for any of the purposes herein permitted shall not constitute a waiver of any breach of the Mortgagor's covenant to perform such act. Notice by the Bank of its intention to exercise any right or option under this Mortgage is expressly waived by the Mortgagor, and any one or more of the Bank's rights or remedies under this Mortgage may be enforced successively or concurrently. Time is of the essence of this Mortgage.

     14. All obligations of the Mortgagor under this Mortgage shall extend to and be binding upon the successors and assigns of the Mortgagor, and shall inure to the benefit of the Bank and its successors and assigns.

     15. This Mortgage secures indebtedness incurred for a business purpose.

     16. This Mortgage shall be governed by and construed and enforced in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.



                      [This Space Left Blank Intentionally]

Dated as of July ____, 2001.


                                UNITED ACQUISITION, INC., an Indiana
                                corporation


                                By:____________________________________

                                ------------------------------------
                                (Printed name and title)

STATE OF _____________  )
                        )SS:
COUNTY OF ____________  )

     Before me, a Notary Public in and for the above County and State, personally appeared ________________________, the __________________________ of
UNITED ACQUISITION, INC., an Indiana corporation, who as such officer acknowledged the execution of the foregoing Mortgage, Security Agreement, Assignment of Rents and Fixture for and on behalf of said corporation this _____ day of July, 2001.


                                 Signature:_________________________________

                                 Printed:___________________________________
                                         Notary Public

My Commission Expires:________________

My County of Residence: ________________




THIS INSTRUMENT PREPARED BY:        Madalyn S. Kinsey, Esquire
                                    KROGER, GARDIS & REGAS, L.L.P.
                                    Bank One Center/Circle, Suite 900
                                    111 Monument Circle
                                    Indianapolis, Indiana 46204-5175
                                    (317) 692-9000

                                   Exhibit "H"
                                    SCHEDULE

TRACT I

A part of the Northwest Quarter (NW 1/4) of Section Twenty-eight (28), Township Thirty-eight (38) North, Range Six (6) East, more particularly described as follows:

Beginning at a railroad spike in the pavement of County Road 8 at the Southwest Corner of said Quarter Section; thence due East along the South line of said Quarter Section, Two Hundred Fifty and Thirty-eight hundredths (250.36) feet to a nail; thence North One (1) degree Twelve (12) minutes East, Five Hundred Seventy-three and Twelve hundredths (673.12) feet to an iron stake; thence due East Three Hundred Forty-two (342) feet to the East line of land owned by David Lee and Joyce Kruse (Elkhart County Deed Record 287, page 613); thence North One
(1) degree Twelve (12) minutes East along the East line of said Kruse land. Five Hundred Twenty and Thirty-eight hundredths (520.38) feet to an iron stake at the Northeast Corner of said Kruse land; thence due West along the North line of said Kruse land, Five Hundred Eighty-seven and Ninety-two hundredths (587.92) feet to the West line of said Section; thence South One (1) degree Twenty-six
(26) minutes West along the West line of said Section, One Thousand Ninety-three arid Six tenths (1093.6) feet to the place of beginning.


TRACT II

A part of the Northwest Quarter (NW 114) of Section Twenty-eight (28), Township Thirty-eight (38) North, Range Six (6) East in Washington Township, Elkhart County, Indiana, more particularly described as follows:

Commencing at the Southwest Corner of the Northwest Quarter (NW 1/4) of said Section Twenty-eight (28); thence due East along the South line of said Section, and along the centerline of County Road No. 8, Five Hundred Ninety-two and Thirty-eight hundredths (592.38) feet to the Southeasterly corner of land conveyed to David Lee Kruse (Elkhart County Deed Record 374, page 18) for the beginning point of this description: thence North One (1) degree Twelve (12) minutes East along the Easterly line of said David Kruse land, One Thousand Ninety-three and Fifty hundredths (1093.50) feet to the Northeasterly corner of said David Kruse land; thence South Eighty-eight (88) degrees Thirty (30) minutes East along the South line of land conveyed to Owen M. Kruse (Elkhart County Deed Record 188, page 433), Five Hundred Sixty and Eighty-nine hundredths (560.89) feet to the Southeasterly corner of said Owen Kruse land; thence South One (1) degree Twenty-six (26) minutes West along the Westerly line of land conveyed to Merle 8. and Howard K. Holdeman (Elkhart County Deed Record 199, page 144, Five Hundred Thirty-nine and Eighty-four hundredths (539.84) feet to the centerline of County Road No. 8; thence South Twenty-three (23) degrees Thirteen (13) minutes West along the centerline of said County Road No. 8, One Hundred Twenty-eight and Fifty hundredths (128.50) feet; thence South Twenty-seven (27) degrees Nine (09) minutes West along the centerline of said County Road No. 8, Two Hundred Twenty-nine and Sixty-one hundredths (229.61) feet; thence South Fifty-two (52) degrees Forty-three (43) minutes West along the centerline of said County Road No. 8, Two Hundred Seventy-five and Seventy-six hundredths (27576) feet; thence South Seventy-three (73) degrees Forty-two (42) minutes West along the centerline of said County Road No. 8, One Hundred Seventy-five and Fifty hundredths (1 75.50) feet to the South line of said Quarter Section; thence due West along the South line of said Quarter Section and the centerline of said County Road No. 8, Thirty and Eighty-two hundredths (30.82) feet to the place of beginning.

TRACT III


A part of the Northwest Quarter (NW 1/4) of Section Twenty-eight (28), Township Thirty-eight (38) North, Range Six (6) East, more particularly described as follows:


Commencing at a railroad spike in the pavement of County Road 8 at the Southwest Corner of said Quarter Section; thence due East along the South line of said Quarter Section, Two Hundred Fifty and Thirty-eight hundredths (250.38) feet to a nail for the beginning point of this description; thence North One (1) degree Twelve (12) minutes East, Five Hundred Seventy-three and Twelve hundredths (573.12) feet to an iron stake; thence due East Three Hundred Forty-two (342) feet to the East line of land owned by David Lee and Joyce Kruse (Elkhart County Deed Record 287, page 613); thence South One (1) degree Twelve (12) minutes West along the East line of said Kruse land Five Hundred Seventy-three and Twelve hundredths (573.12) feet to a nail on the South line of said Quarter Section, said point being the Southeast Corner of said Kruse land; thence due West along the South tine of said Quarter Section, Three Hundred Forty-two (342) feet to the place of beginning.

                                   Exhibit "I"

                           St. Joseph County, Michigan


                                    MORTGAGE

                   THIS MORTGAGE CONSTITUTES A FUTURE ADVANCE
                           MORTGAGE UNDER MICHIGAN LAW

FOR PURPOSES OF THE SECURITY AGREEMENT CONTAINED IN THIS INSTRUMENT THE "SECURED PARTY" AND THE "DEBTOR" AND THEIR RESPECTIVE ADDRESSES ARE AS FOLLOWS:


SECURED PARTY:    FIRST INDIANA BANK
                  135 NORTH PENNSYLVANIA
                  SUITE 1900
                  INDIANAPOLIS, INDIANA 46204
                  ATTENTION:        ANTHONY P. SCHLICHTE, VICE PRESIDENT

DEBTOR:           UNITED ACQUISITION, INC.
                  19985 COUNTY ROAD 8
                  BRISTOL, INDIANA 46507
                  ATTENTION:        GARY STANLEY, PRESIDENT


THIS INSTRUMENT WHEN RECORDED SHALL CONSTITUTE A "FIXTURE FILING" FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. THE ADDRESS OF THE SECURED PARTY SHOWN ABOVE IS THE ADDRESS AT WHICH INFORMATION CONCERNING THE SECURED PARTY'S SECURITY INTEREST MAY BE OBTAINED.

UNITED ACQUISITION, INC., an Indiana corporation (the "Mortgagor"), MORTGAGES AND WARRANTS to FIRST INDIANA BANK, a federal savings bank with its principal office in Indianapolis, Indiana (the "Bank"), and the Mortgagor GRANTS A SECURITY INTEREST to the Bank in the following property, to wit:

          all that real estate located in the City of White Pigeon, St. Joseph County, Michigan, described in the "Schedule" which is attached to this Mortgage (this "Mortgage") and incorporated herein by this reference (the "Real Estate"); and

          any items of furniture, machinery, equipment or other tangible personal property of Mortgagor which are now or hereafter become attached to the Real Estate or any improvement thereon so as to constitute a fixture, whether now owned or hereinafter acquired (the "Personal Property").

     TOGETHER WITH all present and future improvements, rights, privileges, interests, easements, hereditaments, and appurtenances thereunto belonging or in any manner pertaining thereto, and the proceeds therefrom (all of such Real Estate, Personal Property and other rights being hereafter referred to as the "Mortgaged Premises").

     This Mortgage is given to secure all of the Mortgagor's Obligations to the Bank. The term "Obligations" as used in this Mortgage means all obligations of the Mortgagor in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to all obligations of the Mortgagor in favor of the Bank arising under a Credit Agreement between the Mortgagor and the Bank dated the date of this Mortgage (the "Credit Agreement"), which Obligations include the obligation of the Mortgagor to repay all advances made by the Bank to the Mortgagor under a revolving line of credit in the maximum outstanding aggregate principal amount of $3,500,000.00 ("Revolving Loan"), to repay a term loan ("Term Loan") in the original principal amount of $291,000.00, which Term Loan has a final maturity date of July 1, 2006, to repay a second term loan ("Term Loan II") in the original principal amount of $1,116,000.00, which Term Loan II has a final maturity date of July 1, 2006, to repay a third term loan ("Term Loan III") in the original principal amount of $1,750,000.00, which Term Loan III has a final maturity date of July 1, 2003, and all now existing and future obligations of the Mortgagor to the Bank, however created, evidenced, or acquired, whether direct or indirect, absolute or contingent, matured or unmatured, including future obligations and advances to the same extent as if such future obligations and advances were made on the date of the execution of this Mortgage (it being understood that the Bank is not under any obligation to make any future advances except as specifically set forth in the Credit Agreement), provided, however, that any such future obligations or advances shall be secured by this Mortgage up to the maximum aggregate amount of $10,000,000.00 outstanding at any time. All of the Obligations, including those arising under the Credit Agreement, are secured as they now exist and as they may be increased or otherwise changed by any amendment to any instrument or agreement which now or hereafter evidences, secures or expresses terms applicable to any of the Obligations, including amendments to the Credit
Agreement  and any  "Loan  Document"  as  that  term is  defined  in the  Credit
Agreement.

     As additional security for the Obligations, insurance premiums, taxes and assessments, of the type and manner herein provided, pursuant to Act 210 of the Public Acts of Michigan of 1953, as amended, the Mortgagor assigns to the Bank the rents, issues and profits of the Mortgaged Premises, including any rents and all other amounts (collectively "Lease Payments") which are due or shall become due to the Mortgagor under the terms of any present or future lease (a "Lease"), oral or written, of all or any portion of the Mortgaged Premises (all such rents, issues, profits and Lease Payments are hereafter collectively referred to as the "Rents") under any Lease or Leases of the Mortgaged Premises (including any extensions, amendments or renewals thereof), whether due or to become due, including all such Leases in existence or coming into existence during the period this Mortgage is in effect. This assignment of rents shall run with the land and be good and valid as against the Mortgagor herein or those claiming by, under or through the Mortgage, from the date of the recording of this instrument. This assignment shall continue to be operative during the foreclosure or any other proceedings taken to enforce this Mortgage. In the event of a sale or foreclosure which shall result in a deficiency, this assignment shall stand as security during the redemption period for the payment of such deficiency. This assignment shall not be construed as obligating the Bank to perform any of the covenants or undertakings required to be performed by the Mortgagor contained in any Leases. This assignment of rents is an absolute assignment, and is intended to vest in the Bank the right to collect all Rents subject only to the conditional license to collect Rents granted by the Bank to the Mortgagor under the terms of numbered Paragraph 7 of this Mortgage. These provisions are not intended to evidence an additional recordable event, as may be prohibited by Act 459 of the Public Acts of Michigan of 1996, but rather are included in this Mortgage for purposes of complying with any applicable requirements of Act 210 of the Public Acts of Michigan of 1953, as amended.

     The Mortgagor further covenants and agrees as follows:

     1. The Mortgagor shall pay and perform all of the Obligations promptly when payment or performance is due, with reasonable attorneys fees and costs of collection, and without relief from valuation and appraisement laws.

     2. The Mortgagor shall keep the Mortgaged Premises in good repair and shall not commit or permit waste thereon or do or permit to be done anything that may impair the value of the Mortgaged Premises. The Mortgagor shall promptly restore any part of the Mortgaged Premises which may be damaged or destroyed. The Mortgagor shall pay when due all taxes and assessments levied or assessed against the Mortgaged Premises or any part thereof. Failure of the Mortgagor to pay any taxes, assessments or governmental charges levied or assessed against the Mortgaged Premises, or any part thereof, or any installment of any such tax, assessment or charge, or any premium upon any policy of insurance covering any part of the Mortgaged Premises, at the time or times such taxes, assessments, charges, installments thereof or insurance premiums are due and payable, shall constitute waste, a Default (as hereafter defined), and in accordance with the provisions of Act No. 236 of the Public Acts of Michigan for 1961, as amended, shall entitle the Bank to exercise the remedies afforded by such Act and the Credit Agreement when the same become an Event of Default thereunder. Payment by the Bank for and on behalf of the Mortgagor of any such delinquent tax, assessment, charge or insurance premium properly payable by the Mortgagor under the terms of this Mortgage shall not cure the Default herein described nor shall it in any manner impair the Bank's right to the appointment of a receiver on account thereof, as herein provided. Upon the happening of any such acts of waste, and the same becoming a Default (as hereafter defined), and on proper application made therefor by the Bank to a court of competent jurisdiction, the Bank shall forthwith be entitled to the appointment of a receiver of the Mortgaged Premises and of the earnings, income, rents, issues and profits thereof, with such powers as the court making such appointment shall confer, and the Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.

     3. The Mortgagor shall comply with all statutes, ordinances, rules, regulations, orders, and directions of any legislative, executive, administrative or judicial body or official applicable to the Mortgaged Premises, or any part thereof, or to the Mortgagor, or to the operation of any business of Mortgagor which directly affects the Mortgaged Premises; provided, however, that the Mortgagor may contest any of the matters referred to in this paragraph as provided in the Credit Agreement or otherwise in any reasonable manner which in the judgment of the Bank will not adversely affect the rights of the Bank, or its successors or assigns.

     4. The Mortgagor will procure and maintain in effect at all times insurance written by insurance companies acceptable to the Bank which insures against loss or destruction of the Mortgaged Premises by fire, wind storm, lightning, vandalism and malicious mischief and such other perils as are generally covered by "extended coverage" insurance for the full replacement value of the Mortgaged Premises. The Mortgagor shall also procure business interruption insurance in such amounts as the Bank may reasonably require. All policies providing such insurance shall provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Mortgagor authorizes the Bank to endorse on Mortgagor's behalf and to negotiate drafts representing proceeds of such insurance, provided that the Bank shall remit to the Mortgagor such surplus, if any, as remains after the proceeds have been applied at the Bank's option: (a) to the satisfaction of the Obligations or to the establishment of a cash collateral account securing the Obligations, or
(b) to the restoration of the Mortgaged Premises; provided, however, that so long as no Default (as hereafter defined) has occurred and is continuing, and provided that the Mortgagor can demonstrate to the Bank's satisfaction that restoration of the Mortgaged Premises is physically and economically feasible, such proceeds shall be applied, at the Mortgagor's option and to the extent necessary, as provided in the foregoing clause (b) and any balance shall be remitted to the Mortgagor. Certificates evidencing the existence of all of the insurance required under the terms of this Mortgage shall be furnished to the Bank and the original policies providing such insurance shall be delivered to the Bank at the Bank's request.

     5. Upon demand and failure of the Mortgagor so to do, the Bank may, in its discretion, cause the Bank to advance and pay all sums necessary to protect and preserve the Mortgaged Premises, and all sums so advanced and paid by the Bank shall become a part of the indebtedness secured hereby, shall bear interest from date of payment at a rate equal to the Prime Rate plus four percent (4%) per annum, and shall be payable by the Mortgagor to the Bank upon demand. Such sums shall include, but not by way of limitation: (a) taxes, assessments and other charges which may be or become senior to this Mortgage as liens on the Mortgaged Premises, or any part thereof; (b) the cost of any title insurance, surveys or other evidence which in the discretion of the Bank may be required in order to evidence, insure or preserve the lien of this Mortgage; (c) all costs, expenses, and reasonable attorneys fees incurred by the Bank and the Bank in respect of any and all legal and equitable actions which relate to this Mortgage or to the Mortgaged Premises, and (d) the cost of any repairs respecting the Mortgaged Premises which are reasonably deemed necessary by the Bank. As used in this Mortgage, the term "Prime Rate" means a variable per annum rate of interest equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate; provided that it is understood the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans. The Bank shall be subrogated to the rights of the holder of each lien or claim paid with moneys secured hereby.

     6. If all or any part of the Mortgaged Premises is damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, or by the alteration of the grade of any Street affecting the Mortgaged Premises, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Obligations, is hereby assigned to the Bank, which is empowered to collect and receive the same and to give proper receipts therefor in the name of the Mortgagor, and all such sums shall be paid forthwith directly to the Bank. Any award or payment so received by the Bank may, at the option of the Bank: (a) be applied to the satisfaction of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) be released, in whole or in part, to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Premises which may have been altered, damaged or destroyed as a result of such taking, alteration or proceeding; provided, however, that so long as no Default (as hereafter defined) has occurred and is continuing, and provided that the
Mortgagor can demonstrate to the Bank's satisfaction that any proposed alteration, restoration or rebuilding is physically and economically feasible, such awards shall be applied at the Mortgagor's option and to the extent necessary as provided in the foregoing clause (b).

     7. At any time a Default (as hereafter defined) has occurred and is continuing, the Bank may, to the extent permitted by applicable law, enter upon and take possession of the Real Estate or any part thereof, and at any such time, the Bank may demand, sue for, receive and give receipts, releases and satisfactions for all Rents. At any time that the Bank has not exercised its right to take possession of the Real Estate and there is not in effect any demand by the Bank for the direct payment of Lease Payments to the Bank given pursuant to the immediately preceding sentence, the Mortgagor may collect Lease Payments provided that no Rents shall be collected by the Mortgagor more than thirty (30) days in advance of the period of occupancy to which they relate. Lease Payments collected by the Mortgagor pursuant to the license granted in the immediately preceding sentence shall be held by the Mortgagor as trustee for the benefit of the Bank and shall be applied to the satisfaction of Obligations to the extent that any are then due and payable. Any balance remaining after satisfaction of all Obligations which are then due and payable may be used by the Mortgagor for any proper purpose. Any demand by the Bank upon any tenant of the Mortgaged Premises accompanied by a copy of this Mortgage shall be sufficient authority for such tenant thereafter to make all Lease Payments directly to the Bank and any such tenant shall have no obligation or authority to inquire into the propriety of any such demand. Upon making Lease Payments to the Bank pursuant to the Bank's demand, any tenant of the Mortgaged Premises shall be as fully discharged of its obligations under any Lease to the extent of such payments as if such payments had been made directly to the Mortgagor. If at any time Lease Payments are required to be made directly to the Bank under the terms of this paragraph and notwithstanding such requirement such payments are made to the Mortgagor, the Mortgagor will receive such payments in trust for the Bank and will forward them immediately to the Bank in the form in which received, adding only such endorsements or assignments as may be necessary to perfect the Bank's title thereto. Any amounts collected by the Bank pursuant to the assignment of rents contained in this Mortgage shall be applied by the Bank to the payment of such of the Obligations as are then due and payable as the Bank in its sole discretion shall determine. If no Obligations are then due and payable, such amounts may be held by the Bank as cash collateral for the Obligations, without liability for interest thereon, provided that the Bank will, at the direction of the Mortgagor, invest such amounts for the account and at the risk of the Mortgagor in U.S. Treasury Bills with less than 60 days remaining to maturity or in similar essentially risk-free, cash equivalent investments as the Mortgagor may reasonably direct and any earnings derived from such investments will become a part of the cash collateral account. Any portion or all of the cash collateral account which is not applied to Obligations pursuant to the terms of this paragraph may at the discretion of the Bank be released to the Mortgagor. The authority given to collect Rents conferred upon the Bank under the terms of this Mortgage is irrevocable. In the event that the Mortgagor fails, refuses or neglects to deliver or surrender such possession, the Bank shall be entitled to the appointment of a receiver of the Mortgaged Premises and of the earnings, income, rents, issue and profits thereof, with such powers as the court making such appointment may confer. The Mortgagor agrees to execute and deliver to the Bank assignments of rents on all future leases on the Mortgaged Premises during the term of this Mortgage, such assignments to be in the form and manner satisfactory to the Bank. Any default by the Mortgagor under the terms and conditions of any such assignment shall be a Default (as hereafter defined) under the terms and conditions of this Mortgage, entitling the Bank to exercise any and all rights and remedies provided by this Mortgage. If the Mortgagor shall fail to perform and discharge any of the obligations, covenants and agreements required to be performed by it under any such assignment of rents, the Bank may elect to perform the same; any sums which may be so paid out by the Bank, including the cost, expenses and attorneys' fees paid out in any suit affecting the same, shall bear interest at the a rate equal to the Prime Rate plus four percent (4%) per annum from the dates of such payments, shall be paid by the Mortgagor to the Bank upon demand and shall be deemed a part of the Obligations hereby secured and recoverable as such in all respects. The Mortgagor shall assign to the Bank, upon request, as further security for the Obligations hereby secured, the Mortgagor's interest in all agreements, contracts licenses and permits affecting the Mortgaged Premises, such assignments to be made by instruments in form satisfactory to the Bank, but no such assignment shall be construed as a consent by the Bank to any agreement, contract, license or permit so assigned, or to impose upon the Bank any obligations with respect thereto.

     8. The Mortgagor grants to the Bank as secured party a security interest in the Personal Property in accordance with the provisions of the Uniform Commercial Code as enacted in Michigan. The Mortgagor authorizes the Bank at the expense of the Mortgagor to execute on its behalf and file any other financing statements deemed necessary by the Bank to perfect its security interest in the Personal Property and to file such financing statements in those public offices deemed necessary by the Bank. Such financing statements may be signed by the Bank alone. In addition, the Mortgagor shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Mortgage.

     9. If, after the execution of this Mortgage, applicable law requires the taxation of this Mortgage or any Obligation secured by this Mortgage, the Mortgagor, upon demand by the Bank, shall pay such taxes or reimburse the Bank therefor unless it is unlawful to require the Mortgagor to do so. Notwithstanding the foregoing, the Mortgagor shall not be obligated to pay any portion of any of the Bank's or any of the Bank's federal or state income taxes.

     10. As used in this paragraph, the following terms have the meanings indicated:

     a. Clean-up. "Clean-up" means the removal or remediation of Contamination or other response to Contamination in compliance with all
          Environmental   Laws  and  to  the   satisfaction  of  all  applicable
          governmental   agencies,   and  in  compliance  with  good  commercial
          practice.

     b. Contamination. "Contamination" means the Release of any Hazardous Substance on, in or under the Real Estate or the presence of any Hazardous Substance on, in or under the Real Estate as the result of a Release, or the emanation of any Hazardous Substance from the Real Estate.

     c. Environmental Laws. "Environmental Laws" means all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements with the force of law, including but not limited to consent decrees and judicial or administrative orders, relating to the environment, including but not limited to those applicable to the use, storage, treatment, disposal or Release of any Hazardous Substances, all as amended or modified from time to time including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the Clean Water Act, as amended; the Clean Air Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Hazardous Materials Transportation Act, as amended, any environmental statutes of the State of Michigan and all regulations promulgated under or pursuant to such federal and Michigan Statutes.

     d. Hazardous Substance. "Hazardous Substance" means any hazardous waste or hazardous substance, or any pollutant or contaminant or toxic substance or other chemicals or substances including, without limitation, asbestos, petroleum, polychlorinated biphenyls, and any other substance regulated by any Environmental Laws.

     e. Release. "Release" means the spilling, leaking, disposing, discharging, dumping, pouring, emitting, depositing, injecting, leaching, escaping or other release or threatened release, whether intentional or unintentional, of any Hazardous Substance.

     f. Regulatory Actions. "Regulatory Actions" means any claim, demand, action or proceeding brought or instigated by any governmental authority in connection with any Environmental Law including, without limitation, any civil, criminal or administrative proceeding whether or not seeking costs, damages, penalties or expenses.

     g. Third-party Claims. "Third-party Claims" means any claim, action, demand or proceeding, other than a Regulatory Action, based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Contamination, whether or not seeking costs, damages, penalties, or expenses, and including any action for contribution to Clean-up costs.

The Mortgagor shall indemnify, defend and hold harmless the Bank, and its affiliates, shareholders, directors, officers, employees and agents (all being included in the word "Indemnified Parties" for purposes of this paragraph) from any and all claims, causes of action, damages, demands, fines, liabilities, losses, penalties, judgments, settlements, expenses and costs, however defined, and of whatever nature, known or unknown, absolute or contingent, including, but not limited to, attorneys' fees, consultant's fees, fees of environmental or other engineers, and related expenses including, without limitation, expenses related to site inspections and soil and water analyses, which may be asserted against, imposed on, suffered or incurred by any of the Indemnified Parties arising out of or in any way related to (a) any actual, alleged or threatened Release of any Hazardous Substance on, in or under the Real Estate, (b) any related injury to human health or safety (including wrongful death) or any actual or alleged injury to the environment by reason of the condition of, or past or present activities on the Real Estate, (c) any actual or alleged violation of Environmental Law related to the Real Estate, (d) any lawsuit or administrative proceeding brought or threatened by any person, including any governmental entity or agency, federal, state or local, including any governmental order relating to or occasioned by any actual or alleged Contamination or threat of Contamination, (e) any lien imposed upon the Real Estate in favor of any governmental entity as a result of any Contamination or threat of Contamination, and (I) all costs and expenses of any Clean-up. The Mortgagor represents and covenants that the Mortgagor's storage, generation, transportation, handling or use, if any, of Hazardous Substances on or from the Real Estate is currently, and will remain at all times, in compliance with all applicable Environmental Laws. If any Clean-up is required with respect to the Real Estate, the Mortgagor shall expeditiously complete such Clean-up at the Mortgagor's expense and without the necessity of demand by the Bank. If the Mortgagor should fail to initiate and diligently pursue any Clean-up or should otherwise fail to perform any obligation under the terms of this paragraph, the Bank may, at its sole discretion and without any obligation to complete any Clean-up which it may cause to be commenced, cause the Clean-up or partial Cleanup of the Real Estate and pay on behalf of the Mortgagor any costs, fines or penalties imposed On the Mortgagor pursuant to any Environmental Laws or make any other payment or perform any other action which will prevent a lien in favor of any federal, state or local government authority or any other person from attaching to the Real Estate pursuant to the provisions of any Environmental Law, and all costs and expenses of the Bank incurred in pursuing any of the remedies provided in this paragraph shall be added to the obligations secured by this Mortgage, which costs and expenses shall become due and payable without notice as incurred by the Bank, together with interest thereon at the Prime Rate plus four percent (4%) per annum until paid.


     11. The occurrence of any of the following events shall be deemed a "Default" under this Mortgage:

     a. an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing or the Mortgagor shall otherwise fail to pay or perform any of the Obligations promptly when such payment or performance is due or within such grace period as may be applicable;

     b. the Mortgagor shall fail to pay or perform any of the obligations of the Mortgagor under this Mortgage when such payment or performance is due; or

     c.   the Mortgagor shall abandon the Mortgaged Premises.

     12. Upon the occurrence and continuance of a Default, all Obligations secured hereby shall, at the option of the Bank, become immediately due and payable and this Mortgage may be foreclosed accordingly. The Bank shall be entitled to the appointment of a receiver for the Mortgaged Premises to collect the rents and profits and to maintain the Mortgaged Premises during any foreclosure proceedings. The Bank shall have the option of proceeding as to both the Real Estate and the Personal Property in accordance with its rights and remedies in respect of the Real Estate, in which event the default provisions of the Michigan Uniform Commercial Code shall not apply. If the Bank elects to proceed with respect to the Personal Property separately from the Real Estate, the requirement of the Michigan Uniform Commercial Code and of the Indiana Uniform Commercial Code as to reasonable notice of any proposed sale or disposition of the Personal Property shall be met if such notice is delivered or mailed to the Mortgagor at its address stated above at least ten (10) days prior to such sale or disposition. In any action to foreclose this Mortgage, the Bank shall be entitled to recover, in addition to all reasonable attorney and related paraprofessional expenses incurred in connection therewith, all other reasonable costs and expenses associated with foreclosure including, without limitation, all expenses incurred for title searches, abstracts of title, title insurance, appraisals, surveys and environmental assessments reasonably deemed necessary by the Bank, all of which costs and expenses shall be additional amounts secured by this Mortgage. As used in the preceding sentence, the term "environmental assessments " means inspections and reports of environmental engineers or firms of environmental engineers or other appropriate experts, and associated samplings and testings of soil or groundwater, the purpose of which is to determine whether there is any Contamination associated with the Real Estate and if so, the extent thereof, and to estimate of the cost of Clean-up of any Contamination, and to determine whether there are any underground storage tanks or any asbestos in, on, or under the Real Estate and if so, whether there are any violations of Environmental Laws in connection therewith. As used in this paragraph, the terms "Contamination," "Clean-up,~~ and "Environmental Laws" are used as defined numbered Paragraph 10.

     13. Power is hereby granted to the Bank, if a Default exists, to grant, bargain, sell, release and convey the Mortgaged Premises and appurtenances at public auction or vendue, and on such sale to execute and deliver to the purchasers, his, her, its or their heirs, successors and assigns, good, ample and sufficient deed or deeds of conveyance in law, pursuant to the statute in such case made and provided, and to apply the proceeds of such sale in the manner hereinafter provided.

     a. Upon a foreclosure sale of the Mortgaged Premises or any part thereof, the proceeds of such sale shall be applied in the following order:

          (i) to the payment of all costs of the suit or foreclosure, including reasonable attorneys' fees and the cost of title insurance, searches and abstracts;

          (ii) to the payment of all other expenses of the Bank and the Bank, including all monies expended by the Bank and all other amounts payable by the Mortgagor to the Bank, the Bank or to any Bank hereunder, with interest thereon;

          (iii)to the payment of the principal and interest of the Obligations secured hereby; and

          (iv) to the payment of the surplus, if any, to the Mortgagor or to whosoever shall be entitled thereto.

     b. Upon any foreclosure sale of the Mortgaged Premises, the same may be sold either as a whole or in parcels, as the Bank may elect, and if in parcels, the same may be divided as the Bank may elect, and at the election of the Bank may be offered first in parcels and then as a whole, that offer producing the highest price for the entire Mortgaged Premises to prevail, any law, statutory or otherwise, to the contrary notwithstanding, and the Mortgagor hereby waives the right to require any such sale to be made in parcels or the right to select such parcels.

     14. The Bank shall have the right to make all divisions under Section 108 of the Land Division Act, Act No. 288 of the Public Acts of 1967.

     15. WARNING -- THIS MORTGAGE CONTAINS A POWER OF SALE AND, UPON DEFAULT, MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE PROPERTY.

     16. WAIVER -- IF THIS MORTGAGE IS FORECLOSED BY ADVERTISEMENT, THE MORTGAGOR HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE STATE OF MICHIGAN AND CONSTITUTION AND LAWS OF THE UNITED STATES TO ALL NOTICE AND A HEARING IN CONNECTION WITH THE ABOVE MENTIONED FORECLOSURE BY ADVERTISEMENT, EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

     17. In connection with the Bank's right to possession of the Mortgaged Premises upon a Default, the Mortgagor acknowledges that it has been advised that there is a significant body of case law in Michigan which purportedly provides that in the absence of a showing of waste of a character sufficient to endanger the value of the Mortgaged Premises or other special factors, a mortgagor is entitled to remain in possession of mortgaged premises, and to enjoy the income, rents and profits therefrom, during the pendency of foreclosure proceedings and until the expiration of the redemption period, even if the mortgage documents expressly provide to the contrary. The Mortgagor further acknowledges that it has been advised that the Bank recognizes the value of the security covered hereby is inextricably intertwined with the effectiveness of the management, maintenance and general operation of the Mortgaged Premises, and that the Bank would not make the loans secured hereby unless they could be assured that they would have the right to take possession of the Mortgaged Premises through the Bank in order to manage or to control management thereof, upon a Default, notwithstanding that foreclosure proceedings may not have been instituted, or are pending, or the redemption period may not have expired. ACCORDINGLY, THE MORTGAGOR HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES ALL RIGHT TO POSSESSION OF THE MORTGAGED PREMISES FROM AND AFTER THE DATE OF A DEFAULT, UPON DEMAND FOR POSSESSION BY THE BANK, AND THE MORTGAGOR AGREES NOT TO ASSERT ANY OBJECTION OR DEFENSE TO THE BANK REQUEST OR PETITION TO A COURT FOR POSSESSION. THE RIGHTS HEREBY CONFERRED UPON THE BANK HAVE BEEN AGREED UPON PRIOR TO ANY DEFAULT AND THE EXERCISE BY THE BANK OF ANY SUCH RIGHTS SHALL NOT BE DEEMED TO PUT THE BANK IN THE STATUS OF A "MORTGAGEE IN POSSESSION." THE MORTGAGOR ACKNOWLEDGES THAT THIS PROVISION IS MATERIAL TO THIS TRANSACTION AND THAT THE BANK WOULD NOT MAKE THE LOANS SECURED HEREBY BUT FOR THIS PARAGRAPH.

     18. The Bank, at its option and on such terms as it may desire, may extend the time of payment or performance of any part or all of the Obligations or release any part of the Mortgaged Premises from the lien of this Mortgage without impairing the lien of this Mortgage except as to the portion of the Mortgaged Premises expressly released and without releasing the Mortgagor or any guarantors or sureties of or from any of the Obligations. No delay by the Bank in the exercise of any of its rights under this Mortgage shall preclude the subsequent exercise thereof so long as any Default continues uncured, and no waiver by the Bank of any Default of the Mortgagor shall operate as a waiver of subsequent or other Defaults. The making of any payment by the Bank for any of the purposes herein permitted shall not constitute a waiver of any breach of the Mortgagor's covenant to perform such act. Notice by the Bank of its intention to exercise any right or option under this Mortgage is expressly waived by the Mortgagor, and any one or more of the Bank's rights or remedies under this Mortgage may be enforced successively or concurrently. Time is of the essence of this Mortgage.

     19. All obligations of the Mortgagor under this Mortgage shall extend to and be binding upon the successors and assigns of the Mortgagor, and shall inure to the benefit of the Bank, and its successors and assigns.

     20. This Mortgage secures indebtedness incurred for a business purpose.

     21. This Mortgage is given, in part, for the purpose of securing loan advances which the Bank may make to or for the Mortgagor pursuant and subject to the terms and provisions of the Credit Agreement. The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made after this Mortgage is delivered to the Register of Deeds of St. Joseph County, Michigan, whether made pursuant to an obligation of the Bank or otherwise, and in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereto, although there may be no advance made at the time of execution hereof and although there may be no indebtedness outstanding at the time any advance is made. THIS MORTGAGE IS A FUTURE ADVANCE MORTGAGE AND SECURES FUTURE ADVANCES, INCLUDING PROTECTIVE ADVANCES, BOTH AS DEFINED IN ACT 35 OF THE PUBLIC ACTS OF 1992, AS AMENDED, BEING MCLA ss.565.901, et seq. Such loan advances may or may not be evidenced by notes executed pursuant to the Credit Agreement.

     22. This Mortgage shall be governed by and construed and enforced in all cases by the substantive laws of the State of Michigan.

Dated as of July ____, 2001.

Signed and acknowledged                    UNITED ACQUISITION, INC., an Indiana
  in the presence of:                      corporation

_________________________________          By:_________________________________

---------------------------------          ------------------------------------
(Printed name)                             (Printed name and title)

---------------------------------

---------------------------------
(Printed name)

STATE OF ____________      )
                                    ) SS:
COUNTY OF _________        )

     Before  me,  a  Notary  Public  in and  for the  above  County  and  State,
personally         appeared         ______________________________,          the
__________________________ of UNITED ACQUISITION, INC., an Indiana corporation, who as such officer acknowledged the execution of the foregoing Mortgage, Security Agreement, Assignment of Rents and Fixture for and on behalf of said corporation this _____ day of July, 2001.


                                        Signature: ___________________________

                                        Printed: _____________________________
                                                  Notary Public
My Commission Expires: _________________

My County of Residence: _________________














THIS INSTRUMENT PREPARED BY:
                                        Madalyn S. Kinsey, Esquire
                                        KROGER, GARDIS & REGAS, L.L.P.
                                        Suite 900
                                        111 Monument Circle
                                        Indianapolis, Indiana 46204-5175
                                        Telephone No.: (317) 692-9000

                                    SCHEDULE


     All that real estate in St. Joseph County, Michigan, described as follows:



That part of Stewart and Holabird's Addition to the Village of Mottville, according to plat of record in the Office of the Register of Deeds for St. Joseph County, Michigan in Liber C of Deeds on Page 272, described as follows:

Commencing at the Southeast corner of Section 19 of Stewart and Holabird's Addition; thence South 89(degree)52' West 471.20 feet (measured 471.53 feet); thence South 00(degree)46' West 438.20 feet (measured South 00(degree)46'23" West 438.03 feet); thence North 89(degree)52' East 477.12 feet (measured North 89(degree)57'30" East 476.52 feet); thence North 438.74 feet to the point of beginning.

Together with an easement for ingress and egress over the South 35 feet of the following:

That part of Section (Block) 18, Stewart and Holabird's Addition to the Village of Mottville, according to plat of record in the Office of the Register of Deeds for St. Joseph County, Michigan in Liber C of Deeds on Page 272. described as follows:

Commencing at a point that is South 33 feet and South 89(degree)52' West 819.5 feet from the intersection of the centerline of Union and Cecalia Streets in the Village of Mottville; thence continuing South 89(degree)52' West 114.75 feet to the centerline of Highway M-103; thence South 28(degree)49' West along the centerline of said highway, 226 feet: thence on a 02(degree)30' curve to the left the long chord of which is South 26(degree)51' West 127.74 feet; Thence North 89(degree)52' East 239.75 feet; thence South 00(degree)46' West 5.15 feet; thence North 89(degree)52' East 141.70 feet; thence North 242 feet; thence South 89(degree)52' West 100 feet; thence North 75 feet to the point of beginning.

                                   Exhibit "J"
                             SUBORDINATION AGREEMENT


     UNITED ACQUISITION, INC., an Indiana corporation (the "Company"), FIRST INDIANA BANK, a federal savings bank (the "Bank"), and UNITED EXPRESSLINE, INC., an Indiana corporation (the "Junior Creditor"), agree as follows:

     1. Background --Definitions. This Agreement is made in the context of the following agreed state of facts:

          a. The Bank and the Company are parties to a Credit Agreement dated the date of this Subordination Agreement under the terms of which the Bank will extend a revolving line of credit (the "Revolving Loan") to the Company for loans up to a maximum outstanding principal amount of $3,500,000.00, a term loan (the "Term Loan") in the principal amount of $291,000.00, a second term loan ("Term Loan II") in the principal amount of $1,116,000.00, and a third term loan ("Term Loan III") in the principal amount of $1,750,000.00. The Revolving Loan, the Term Loan, Term Loan II, and Term Loan III are hereafter referred to collectively as the "Loans," and the Term Loan, Term Loan II, and Term Loan Ill, are hereafter sometimes referred to collectively as the "Term Loans." All obligations of the Company to the Bank on account of the Loans, whether such obligations now exist or arise hereafter, including principal, interest and expenses of collection, and including any obligations on account of any extension, renewal or restructuring of the Loans, are hereafter referred to as the "Senior Obligations."

          b. The Company is indebted to the Junior Creditor in the principal amount of $1,500,000.00. The indebtedness of the Company to the Junior Creditor is represented by the promissory note of the Company dated July ____, 2001 (the "Subordinated Note"). Any promissory note which may hereafter be given by the Company to the Junior Creditor to replace the Subordinated Note or to represent any extension, renewal or restructuring of the indebtedness now represented by the Subordinated Note is hereafter referred to as a "Substitute Subordinated Note." All obligations of the Company to the Junior Creditor now represented by the Subordinated Note or any Substitute Subordinated Note are hereafter referred to as the "Junior Obligations.

     As used in this Agreement, the term "Loan Document" means any instrument or document which evidences or secures the Loans or any of them or which expresses an agreement between the Company and the Bank as to terms applicable to the Loans or any of them. As used in this Agreement, the term "Default" means an Event of Default or Unmatured Event of Default as those terms are defined in the Credit Agreement and includes, without limitation, not only failure of the Company to pay any installment of principal or interest on any of the Loans when due, but also failure of the Company to observe certain covenants contained in the Credit Agreement, including financial covenants. As used in this Agreement, the term "Insolvency Proceeding" means any proceeding, whether voluntary or involuntary, for the distribution, division or application of assets of the Company or the proceeds thereof, regardless of whether such proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of the obligations of the Company, or for a composition among the creditors of the Company and whether in bankruptcy or in connection with a receivership or under an assignment for the benefit of the Creditors of the Company or otherwise including, without limitation, any meeting of Creditors of the Company in connection with any such proceeding.

     2. Subordination. The Junior Obligations are and shall hereafter be subordinate and inferior in right of payment to all of the Senior Obligations. Notwithstanding any provision to the contrary contained in the Subordinated Note or any other agreement between the Company and the Junior Creditor with respect to the Junior Obligations, the Company shall not make and shall not be required to make any payment on account of the principal of or interest on the Junior Obligations until the Senior Obligations have been paid in full and the Bank has no further obligation to make additional advances to the Company under the Revolving Loan, including advances made pursuant to any extension of the term of the Revolving Loan; provided, that the Company may make the regularly scheduled payments of interest provided for under the terms of the Subordinated Note so long as no Default has occurred and is continuing or would occur as a result of such payment, and, provided further, that no such payment shall be made more than ten (10) days prior to its regularly scheduled due date. Further, the Junior Creditor agrees that the Junior Obligations shall be and remain at all times unsecured.

     The  Company  shall  not be  required  to  perform  or omit any  other  act otherwise required to be performed or omitted under the terms of the Subordinated Note or otherwise with respect to the Junior Obligations at any time such performance or omission would result in the occurrence of a Default. The due date for any payment or performance of any Junior Obligation shall be deemed to be extended during any period in which such payment or performance is prevented by the provisions of this Agreement, and no cause of action against the Company will accrue to the Junior Creditor or any subsequent holder of the Junior Obligations during the continuance of any such extension.

     3. Limitation on Right of Action. Notwithstanding anything to the contrary contained in any of the documents evidencing, securing, or pertaining to the Junior Obligations (collectively~, the "Junior Documents"), the Junior Creditor agrees that, while any Senior Obligations are outstanding, the Junior Creditor shall not take any Enforcement Action (as hereinafter defined) with respect to the Junior Obligations, unless:

          (a) the Bank shall have taken an action to realize or foreclose upon any collateral securing the Senior Obligations; or

          (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by or against the Company by persons other than the Junior Creditor.

     As used herein, the term "Enforcement Action" means (a) the acceleration of all or any portion of the Junior Obligations, (b) any realization or foreclosure upon any collateral securing the Junior Obligations, (c) any demand by the Junior Creditor for payment of the Junior Obligations, (d) the enforcement of any of the rights or remedies, contractual or otherwise, of the Junior Creditor, whether at law, suit in equity, arbitration proceedings or otherwise, in furtherance of the actions set forth in provisions (a), (b), and (c) above.

     4. Improper Payment. Any amount paid by the Company to the Junior Creditor in violation of any provision of this Agreement shall be received in trust by the Junior Creditor for the benefit of the Bank and shall, with or without demand, be immediately delivered by the Junior Creditor to the Bank in the same form in which received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank to such payment. Such amounts may be applied by the Bank to any item of the Senior Obligations in such order as the Bank in its discretion shall determine or may be returned to the Company at the Bank's discretion. Upon the request of the Bank, the Company and the Junior Creditor will execute such documents and perform all such other acts as may reasonably be required to rescind premature performance of any Junior Obligation and to reestablish, to the maximum extent practical, the status quo prior to such premature performance.

     5. Authority of Bank to Act for Junior Creditor. The Junior Creditor appoints the Bank or, at the Bank's discretion any officer of the Bank, as the Junior Creditor's attorney-in-fact, with full power of substitution, and with the exclusive right and power to enforce claims arising on account of the Junior Obligations by proof of debt, proof of claim or otherwise in any Insolvency Proceeding; to collect any assets of the Company distributed in any such Proceeding by way of dividend or otherwise, and to receive any securities of the Company or of any reorganized entity emerging from any Insolvency Proceeding, which securities are issued and distributed on account of the Junior Obligations; to vote claims of the Junior Creditor arising on account of the Junior Obligations in any Insolvency Proceeding and to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension in any Insolvency Proceeding; to execute any endorsement or assignment of the Subordinated Note or any Substitute Subordinated Note required in connection with any Insolvency Proceeding, and generally to take any action in connection with any Insolvency Proceeding which the Junior Creditor would be authorized to take but for this Agreement. Any action taken by the Bank or the Bank's officer pursuant to the power of attorney granted under the terms of this Paragraph shall be taken for the use and benefit of the Bank, and may be taken in the name of the Bank or in the name of the Junior Creditor and without notice to the Junior Creditor. Such power of attorney is a power coupled with an interest and shall be irrevocable until all of the Senior Obligations have been satisfied in full and until the Bank is no longer under any obligation under the terms of the Credit Agreement to make any further loan or advance to the Company.

     6. Distributions in Liquidation. In the event of the liquidation of the Company or the distribution of any of its assets or the securities of any successor on account of any liquidation, bankruptcy, receivership, reorganization, assignment for the benefit of creditors or similar proceeding, the Junior Creditor shall not be entitled to any payment or distribution on account of any Junior Obligation until all Senior Obligations have been satisfied in full, and the Junior Creditor shall receive any money, securities or other property distributed in any such proceeding to the Junior Creditor on account of Junior Obligations in trust for the benefit of the Bank and shall deliver any such property to the Bank in the same form as received, adding only such endorsements or assignments as may be necessary to perfect the title of the Bank to such property, for application to the satisfaction of the Senior Obligations in such order as the Bank in its discretion may determine. Any excess of such property remaining after satisfaction of all of the Senior Obligations shall be returned to the Junior Creditor. The Bank may liquidate any noncash property received from the Junior Creditor because of any provision of this Section in the manner in which collateral may be liquidated under the terms of the Uniform Commercial Code as enacted in the State of Indiana, and such property may be liquidated in any order that the Bank shall determine in the exercise of the Bank's sole discretion.

     7. Subordination Absolute. The subordination of the Junior Obligations to the Senior Obligations effected by this Subordination Agreement shall be absolute and the Bank may from time to time, without the consent of or notice to the Junior Creditor and without affecting the subordination of the Junior Obligations to the Senior Obligations: (i) obtain a security interest in any property to secure any of the Senior Obligations; (ii) obtain the primary or secondary liability of any party or parties in addition to the Company with respect to any of the Senior Obligations; (iii) extend or renew any of the Senior Obligations for any period beyond their original due dates; (iv) release or compromise any liability of any other party or parties primarily or secondarily liable with respect to any of the Senior Obligations; (v) release any security interest that the Bank might now have or hereafter obtain in any property securing any of the Senior Obligations and permit any substitution or exchange of any such property; (vi) extend loans and other credit accommodations to the Company in addition to the Revolving Loan and the Term Loans and increase the maximum amount which may be loaned to the Company under the Revolving Loan; provided, that nothing contained in this Agreement shall be construed so as to require the Bank to apply the proceeds of collateral or guaranties held for both the Senior Obligations and other obligations of the Company which are not entitled to the benefit of this Agreement in any particular order.

     8. Notice of Subordination. The Company and the Junior Creditor shall, contemporaneously with the execution of this Agreement, cause the following legend to be placed on the face of the Subordinated Note:

          This Promissory Note is subject to a Subordination Agreement dated as of July ____ 2001, in favor of FIRST INDIANA BANK.

     A photocopy of the Note with such legend endorsed thereon shall immediately be delivered to the Bank. The same legend shall be placed on any Substitute Subordinated Note before it is delivered to the Junior Creditor and a photocopy of any Substitute Subordinated Note shall be delivered to the Bank immediately upon its execution and delivery to the Junior Creditor.

     9. Successors and Assigns. This Agreement shall be binding upon the Company and the Junior Creditor and the Junior Creditor's successors in interest to the Subordinated Note and any Substitute Subordinated Note and the Junior Obligations and shall inure to the benefit of the Bank and its successors and assigns.

     10. Severability. If any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement and the remaining provisions shall be enforceable in accordance with their terms.

     11. Governing Law. This Agreement is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

Dated as of July ___ 2001.

                             UNITED ACQUISITION, INC., an Indiana corporation

                             By: ________________________________

                             ------------------------------------
                             (Printed Name and Title)

                             FIRST INDIANA BANK, a federal savings bank

                             By: ________________________________
                             Anthony P. Schlichte, Vice President

                             UNITED EXPRESSLINE, INC., an Indiana corporation

                             By: ________________________________

                             ____________________________________
                             (Printed Name and Title)

                                   Exhibit "K"
                             SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated the ____ day of July, 2001, is entered into by and among THE HUNTINGTON CAPITAL INVESTMENT COMPANY (the "Subordinated Lender"), FIRST INDIANA BANK, a federal savings bank ("Bank" or "Senior Lender"), and UNITED ACQUISITION, INC., an Indiana corporation (the "Company").

     WHEREAS, the Senior Lender and the Subordinated Lender desire to enter into this Agreement in order to set forth the relative rights among such parties in respect of certain indebtedness and obligations owing to such parties by the Company.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. SUBORDINATION OF SUBORDINATED INDEBTEDNESS. The payment of the Subordinated Indebtedness and the rights of the holders thereof are subordinated to the payment of the Senior Indebtedness and the rights of the holders thereof to the extent specified in this Section 1.

     1.1 Certain Definitions. As used in this Section 1, the following terms have the following respective meanings:

          "Bankruptcy Code" shall mean 11 U.S.C.ss. 101 et seq., as from time to time hereafter amended, and any successor or similar statute.

          "Blockage Period" shall have the meaning specified in Section 1.4(a).

          "Company" has the meaning set forth in the preamble to this Agreement, together with any permitted successors and assigns.

          "Enforcement Action" means, with respect to the holders of the Senior Indebtedness or the holders of the Subordinated Indebtedness, as applicable, (a) the acceleration of all or any portion of the Senior Indebtedness or the Subordinated Indebtedness, as applicable, (b) any realization or foreclosure upon any collateral securing the Senior Indebtedness or the Subordinated Indebtedness, as applicable, (c) any demand by any holder of the Senior Indebtedness or any holder of the Subordinated Indebtedness, as applicable, for payment thereof other than a demand for payments to bring the Senior Indebtedness or the Subordinated Indebtedness, as applicable, current on a non accelerated basis (including any notice of such a demand), (d) subject to the following proviso, the enforcement of any of the rights or remedies, contractual or otherwise, of any holder of the Senior Indebtedness or and holder of the Subordinated Indebtedness, as applicable, whether at law, suit in equity, arbitration proceedings or otherwise, in furtherance of the actions set forth in provisions (a), (b), and (c) above; provided, however, that this clause (d) shall not include or be deemed to include the giving of notices (including routine notices under the Senior Bank Agreement or Note Purchase Documents, as applicable, notices of default or event of default, and notices of breaches of covenants and other provisions of the Senior Bank Agreement or Note Purchase Documents, as applicable) or the making of requests or the delivery of other communications pursuant to and upon the terms permitted or otherwise contemplated by the Senior Bank Agreement or Note Purchase Documents, as applicable. Notwithstanding anything contained herein, no holder of Subordinated Indebtedness shall make any demand for payments to bring the Subordinated Indebtedness current on a non accelerated basis (including any notice of such a demand) if a Blockage Period shall then be in effect or shall initiate an Enforcement Action during a Blockage Period.

          "Event of Default" shall have the meaning specified in the Senior Bank Agreement.

          "Liquidation Payment" shall have the meaning specified in Section 1.3.

          "Note Purchase Agreement" shall mean that certain Note Purchase Agreement, dated as of even date herewith entered into by and between the Company and the Subordinated Lender, as amended, modified and supplemented from time to time.

          "Note Purchase Documents" shall mean, collectively, the Note Purchase Agreement, the Senior Subordinated Notes, and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor to the extent not prohibited hereunder) previously, now or hereafter executed and delivered by the Company, the Subordinated Lender or any other Person in connection with the Senior Subordinated Notes.

          "Permitted Securities" means shares of stock or other securities of the Company or another corporation which are subordinated at least to the same extent as the Subordinated Indebtedness.

          "Person" shall mean an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

          "Senior Bank Agreement" shall mean that certain Credit Agreement dated as of even date herewith entered into by and between the Company and the Senior Lender, as amended or otherwise modified or supplemented from time to time.

          "Senior Bank Documents" shall mean, collectively, the Senior Bank Agreement and any and all promissory notes, and other agreements, documents, instruments and security documents (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor to the extent not prohibited hereunder) previously, now or hereafter executed and delivered in connection with the Senior Indebtedness.

          "Senior Default" shall have mean any Event of Default as defined in the Senior Bank Agreement.

          "Senior Indebtedness" shall mean the principal amount of any indebtedness of the Company now existing or hereafter incurred or due under the Senior Bank Agreement (or under any agreement executed in connection with any extension, refinancing, refunding or renewal thereof) and under the Senior Bank Documents, together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding) and premium or other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor thereof; provided, that for purposes of the subordination provisions hereof, Senior Indebtedness shall not exceed in the aggregate for principal the amount of $7,500,000 (subject to the provisions of Section 1 .2(c)(ii) hereof).

          "Senior Lender" shall mean Bank and each other holder from time to time of any Senior Indebtedness.

          "Senior Subordinated Notes" shall mean the Senior Subordinated Note due July 31, 2006, in the principal amount of $3,500,000, issued by the Company pursuant to the Note Purchase Agreement (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor to the extent not prohibited hereunder).

          "Subordinated Lender Default" shall mean any Event of Default as defined in the Note Purchase Agreement.

          "Subordinated Indebtedness" shall mean the principal amount of the indebtedness evidenced by the Senior Subordinated Notes, together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), and premium and any other amount (including any fee or expense) due thereon or payable, if any, with respect thereto, including any such amounts payable by any guarantor thereof and including any and all obligations of the Company under any of the Note Purchase Documents.

          "Subordinated Lender" has the meaning ascribed thereto in the preamble to this Agreement, together with any successors and assigns.

          "Subordination  Notice"  shall have the meaning  specified  in Section
          1.4.

     1.2 Subordinated Indebtedness Subordinated to Senior Indebtedness: No Amendments.

               (a) The Company for itself and its  successors  and assigns,  and for its subsidiaries and the successors and assigns of such subsidiaries, covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary in any of the Note Purchase Documents, that the payment of the Subordinated Indebtedness shall be subordinated to the extent and in the manner set forth in this Section 1, to the prior payment in full in cash or cash equivalents of all Senior Indebtedness, and that each holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained in this Section
          1. No  present  or  future  holder  of  Senior  Indebtedness  shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this Section 1 by any act or failure to act on the part of the Company.

               (b) Neither this Section 1 nor any of the terms of the Subordinated Indebtedness shall be amended or otherwise modified without the written consent of the Senior Lender; provided, however, that (i) the Subordinated Lender may, without the consent of the Senior Lender, waive defaults, extend the maturity of the Subordinated Indebtedness and enter into any other amendments, the effect of which is to make the terms of the Subordinated Indebtedness less restrictive on the Company than prior to such amendment, and (ii) that if the Senior Bank Agreement is amended in a manner that adds a financial covenant or any other material covenant or any default or makes an existing financial covenant or other material covenant or any default more restrictive on the Company or any of its Subsidiaries, then the Subordinated Lender and the Company and the affected Subsidiary shall be permitted, without the consent of the Senior Lender, to make the same amendment or modification to the Note Purchase Documents, it being understood that any amendment to or modification of the financial covenants will continue to maintain (on a financial covenant by financial covenant basis) the same percentage spread between those contained in the Senior Bank Agreement and those contained in the Note Purchase Agreement, each as in effect on the date hereof.

               (c) Without the written consent of the Subordinated Lender, no amendment or modification shall be made to the Senior Bank Documents, nor shall any refinancing of the Senior Indebtedness be effectuated, which (i) increases the principal amount of Senior Indebtedness in excess of $7,500,000 in the aggregate at any one time outstanding; provided, that this Agreement shall not be terminated or invalidated in any respect in the event the aggregate principal amount of Senior Indebtedness exceeds $7,500,000 at any time, nor shall any cause of action accrue against the Senior Lender in favor of the Subordinated Lender as a consequence thereof, it being understood that the subordination of the Subordinated Indebtedness shall be effective as to Senior Indebtedness not exceeding $7,500,000 in the aggregate, or
          (ii) renews or reschedules the time for payment of the Term Loan, Term Loan II, or Term Loan III, or modifies the amount of any scheduled payment of the Term Loan, Term Loan II, or Term Loan III, such that the aggregate outstanding and unpaid principal amount of the Term Loan, Term Loan II, Term Loan III, and the Revolving Loan, together with any other term indebtedness which may be extended by the Senior Lender to the Company, on July 31, 2006, exceeds $5,000,000; provided, that this Agreement shall not be terminated or invalidated in any respect in the event the aggregate principal amount of Senior Indebtedness exceeds $5,000,000 on July 31, 2006, nor shall any cause of action accrue against the Senior Lender in favor of the Subordinated Lender as a consequence thereof, it being understood that the subordination of the Subordinated Indebtedness shall be effective as to Senior Indebtedness not exceeding $5,000,000 in the aggregate as of July 31, 2006, or (iii) increases the applicable interest rate on any of the Loans comprising the Senior Indebtedness in excess of two percent (2%) above the rates of interest in effect as of the date hereof; provided, that nothing herein shall be deemed to restrict the application by the Senior Lender of any default rate of interest provided in the Senior Bank Documents at any time or from time to time so long as the default rate of interest does not at any time exceed a rate that is two percent (2%) higher than the default rate in effect as of the date hereof.

               (d) The Senior Lender hereby consents to the Subordinated Lender taking liens and security interests in the collateral described in the Senior Bank Documents as in effect on the date hereof (together with such other collateral in which the Subordinated Lender obtains a lien or security interest with the consent of the Senior Lender, the "Collateral"). Notwithstanding the order of perfection or the failure of the Senior Lender's liens and security interests in the Collateral to be or remain perfected, the Subordinated Lender hereby subordinates its existing and any future security interests in the Collateral to the existing and future security interests of the Senior Lender in the Collateral. The Subordinated Lender agrees that, anything contained in any documents evidencing the Subordinated Indebtedness, any financing statement or any existing or future agreement between the Subordinated Lender and the Company to the contrary notwithstanding, the Subordinated Lender does not presently hold, and shall not obtain or acquire, without the prior written consent of the Senior Lender, any security interest, lien or other interest in any equipment, assets, or real or other property of the Company, other than the Collateral.

     1.3 Dissolution, Liquidation, Reorganization, etc. Upon any payment or distribution of the assets of the Company (or any of its Subsidiaries) of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of such Company (or any of its Subsidiaries) or its (or their) securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of such Company (or any of its Subsidiaries), or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

               (a) the holder of the Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents (or to have such payment duly provided for in cash or cash equivalents in a manner reasonably satisfactory to the holders of Senior Indebtedness) of all amounts due or to become due on or in respect of all Senior Indebtedness before any Liquidation Payment, whether in cash, property or securities is made on account of or applied to any of the Subordinated Indebtedness;

               (b) any Liquidation Payment, whether in cash, property or securities to which the holder of the Subordinated Indebtedness would be entitled except for the provisions of this Section 1, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the holder of the Senior Indebtedness, or its representative for application to the payment of the Senior Indebtedness in full in cash or cash equivalents after giving effect to any concurrent payment or distribution, or provision therefor, to the holder of such Senior Indebtedness;

               (c) the  holder  of the  Subordinated  Indebtedness  at the  time outstanding hereby irrevocably authorizes and empowers the holder of the Senior Indebtedness or such holder's representative to collect and receive such holder's share of any Liquidation Payment and to receipt therefor, and, if the holder of Subordinated Indebtedness fails to file a claim therefor at least ten (10) calendar days prior to the date established by rule of law or order of court for such filing, to file, prove and vote such claim therefor (any such claim filed or proved or with respect to which a vote shall be made by the holder of the Senior Indebtedness on the behalf of any such holder of
          Subordinated Indebtedness shall hereinafter be referred to as the "Claim"); and

               (d) the holder of the Subordinated Indebtedness shall execute and deliver to the holder of the Senior Indebtedness or its representative all such further instruments confirming the authorization described in
          Section 1.3(c), and shall take all such other action, as may be reasonably requested by the holder of the Senior Indebtedness or such representative to enforce such Claims.

               Upon any payment or  distribution  of assets  referred to in this
          Section 1, the holder of the Subordinated Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any such payment or distribution to such holders, for the purpose of ascertaining the Persons entitled to participate therein, the holders of the Senior Indebtedness, the then outstanding principal amount of the Senior Indebtedness and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
          Section 1.

     1.4 No Payments With Respect to Subordinated Indebtedness in Certain Circumstances/Blockage Periods.

               (a) Subject to the provisions of this Section 1.4(a), and Section 1.4(b), and (c), the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make, and neither the holder nor any assignee or successor holder of any Subordinated Indebtedness will accept or receive any payment or distribution (in cash, property or securities, by set-off or otherwise), whether direct or indirect, of or on account of the Subordinated Indebtedness, and no Enforcement Action shall be commenced by the Subordinated Lender, if, at the time of such payment or distribution or immediately after giving effect thereto or at the time of initiation of the Enforcement Action a Senior Default has occurred and is continuing under the Senior Bank Agreement; provided, however, that in the event such Senior Default is based solely on the occurrence of a Subordinated Lender Default under the Note Purchase Agreement which the Subordinated Lender subsequently waives in a writing to the Company and to the Senior Lender prior to the delivery of the notice referenced in Section 1 .4(a)(i) below, then no Senior Default shall be deemed to have occurred, and if such waiver by the Subordinated Lender occurs after the delivery of such a Subordination Notice, the resulting Block Period shall be deemed to have expired automatically, effective as of the date of such waiver, and such Blockage Period shall not count toward the maximum of four
          (4) Blockage Periods permitted hereunder. Any period during which the restrictions imposed by this Section 1.4(a) are in effect as a result of a Senior Default is hereinafter referred to as a "Blockage Period". The following shall govern Blockage Periods:

                    (i) The Bank  shall give the  Company  and the holder of the
               Subordinated Indebtedness written notice at the addresses shown on below each party's signature on the signature pages hereto (each a "Subordination Notice") of such Senior Default, which notice shall state that it is a "Subordination Notice" and shall make explicit reference to the provisions of this Section 1.4(a)(i).

                    (ii) Each  Blockage  Period  triggered  by a Senior  Default shall commence on the date of delivery of such Subordination Notice to the Company and the Subordinated Lender; provided, that in the event such Senior Default is the result of a default in the payment when due of all or any portion of the principal of or interest on any Senior Indebtedness (subject to any grace periods)(such default called a "Payment Default"), then such Blockage Period shall commence on the date such payment was due and payable under the terms of the Senior Bank Documents. For purposes of this Section 1.4(a): (1) no Blockage Period shall exceed 180 days in duration; (2) Blockage Periods shall not be in effect for more than an aggregate of 180 days during any period of 360 consecutive days; (3) there shall be no more than four Blockage Periods in effect while this Agreement is in effect; provided, that in the event upon the expiration of any Blockage Period the Subordinated Lender is paid all scheduled principal and accrued and unpaid interest on the Subordinated Indebtedness coming due during such Blockage Period, then such Blockage Period shall not count toward the maximum of four Blockage Periods permitted during the term of this Agreement; and (4) no Blockage Period shall be triggered by a the same Senior Default; provided, that a breach of a covenant contained in any of Sections 5(g) or 6 of the Senior Bank Agreement as of any calendar date which provides the basis for a Senior Default hereunder shall not be considered the same Senior Default if the same covenant is breached as of any other calendar date.

               (b) The restrictions imposed by Section 1.4(a) shall cease to apply, and the Company may resume payments in respect of the Subordinated Indebtedness (including any payments which shall not have been made on account of the provisions of this Section 1), upon the earliest to occur of: (i) the cure of the Senior Default by the Company, (ii) the written waiver thereof by the holder of the Senior Indebtedness with respect to which such Senior Default shall have occurred, (iii)the expiration of the applicable Blockage Period, or
          (iv) the voluntary termination of such Blockage Period by the holder of the Senior Indebtedness.

               (c) In the event of either: (i) the failure of the Company to pay the principal of and interest and premium, if any, on any Senior Indebtedness upon the maturity thereof, or (ii) an acceleration of the maturity of the principal of any Senior Indebtedness in accordance with the terms thereof (which acceleration has not been rescinded or annulled), such Senior Indebtedness shall first be paid in full in cash or cash equivalents (or provision for such payment in cash or cash equivalents shall be made in a manner satisfactory to the holder or holders of such Senior Indebtedness) before any payment or distribution (in cash, properties or securities, by set-off or otherwise) is made on account of or applied to the Subordinated Indebtedness.

     1.5 Payments and Distributions Received. If any payment or distribution of any kind or character, whether in cash, property or securities, shall be received by any holder of any of the Subordinated Indebtedness in contravention of this Section 1, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness, or their representative or representatives for application to the payment of the Senior Indebtedness to the extent necessary to pay all such Senior Indebtedness in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment or distribution, the holder of the Senior Indebtedness (or such holder's representative) is hereby irrevocably authorized to endorse or assign the same. Each holder of Subordinated Indebtedness shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or to be the agent or representative of any holder of Senior Indebtedness to establish the identity of the holder of Senior Indebtedness and its right to any such payment or distribution for purposes of this Section.

     1.6 Subrogation. Subject to the irrevocable payment in full of all Senior Indebtedness in cash or cash equivalents, if cash, property or securities otherwise payable or deliverable to the holder of the Subordinated Indebtedness shall have been applied pursuant to this
          Section 1 to the payment of Senior Indebtedness, then and in each such case, the holder of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Senior Indebtedness to receive any further payment or distribution in respect of or applicable to the Senior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holder of Senior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for the provisions of this
          Section 1 shall, and no payment over pursuant to the provisions of this Section 1 to the holder of Senior Indebtedness by the holder of the Subordinated Indebtedness shall as between the Company, its creditors (other than the holder of Senior Indebtedness) and the holder of Subordinated Indebtedness, be deemed to be a payment by the Company to or on account of Senior Indebtedness.

     1.7 Certain Notices. In the event that: (a) any Senior Indebtedness or Subordinated Indebtedness shall be transferred and/or shall become due and payable before the expressed maturity thereof as the result of the occurrence of a default or any Event of Default, or (b) any term or provision of any agreement, document or instrument related to the Senior Indebtedness or Subordinated Indebtedness shall be amended, modified or supplemented, or compliance therewith waived, the Company will give immediate written notice in writing of such event to each holder of Subordinated Indebtedness and Senior Indebtedness (together with copies of all related agreements, documents and instruments). Each notice of any transfer of any Senior Indebtedness or Subordinated Indebtedness shall include the name and address of the applicable transferee for purposes of this Section 1. The holder of Senior Indebtedness shall be obligated to give a Subordination Notice (as defined in Section 1.4) to a holder of Subordinated Indebtedness other than the initial holders thereof only if the holder or holders of Senior Indebtedness shall have been furnished written notice of such other holder's address for purposes of this Section 1. No holder of Subordinated Indebtedness shall be obligated to give any notice under this Section to any holder of Senior Indebtedness unless such holder of Subordinated Indebtedness shall have been furnished written notice of the address of such holder of Senior Indebtedness for purposes of this Section 1.

               The holder of any Subordinated Indebtedness shall furnish to the holder of Senior Indebtedness copies of any notice furnished by such holder to the Company of the occurrence of an Event of Default or default or Triggering Event (as defined in the Note Purchase Agreement) under the Senior Subordinated Note.

     1.8 Subordination Not Affected, etc. The terms of this Section 1, the subordination effected hereby, and the rights created hereby of the holder of the Senior Indebtedness shall not be affected by: (a) any amendment or modification of or supplement to any Senior Indebtedness (or any renewal, extension, refinancing or refunding thereof) or any agreement, document or instrument relating thereto, to the extent not prohibited by Section 1.2(c), (b)any exercise or non-exercise of any right, power or remedy under or in respect of any Senior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, or (c) any waiver, consent, release, indulgence, delay or other action, inaction or omission, in respect of any Senior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing.

     1.9 Ob1igations Unimpaired. The provisions of this Section 1 are solely for the purpose of defining the relative rights of the holder of
          Senior Indebtedness on the one hand and the holder of Subordinated Indebtedness on the other hand, and (a) subject to the rights, if any, under this Section 1 of the holder of Senior Indebtedness, nothing in this Section 1 shall (i) impair as between the Company and any holder of any Subordinated Indebtedness as to which such Company is liable, the obligation of the Company, which is unconditional and absolute, to pay to the holder thereof all amounts due thereon in accordance with the terms thereof, or (ii) except as otherwise provided in Sections
          1.4 and 1.10, prevent the holder of any Subordinated Indebtedness from exercising all remedies available to such holder, whether arising under any agreement, document or instrument related thereto, applicable law or otherwise, and (b)no Person is entitled to any third party beneficiary rights or other similar rights on account of or under this Section 1 other than the holder of the Senior Indebtedness. The failure to make any payment due in respect of any of the Subordinated Indebtedness or to comply with any of the terms and conditions of any of the agreements, documents and instruments related to any of the Subordinated Indebtedness by reason of any provision of this Section 1 shall not be construed as preventing the occurrence of any default or event of default with respect to the Subordinated Indebtedness.

     1.10 Limitation on Right of Action. Notwithstanding anything to the contrary contained in any of the Note Purchase Documents, the holder of the Subordinated Indebtedness agrees that, if any Senior
          Indebtedness is outstanding, such holder of the Subordinated Indebtedness will not take any Enforcement Action with respect to the Subordinated Indebtedness, unless:

               (a) the holder or holders of any Senior Indebtedness shall have taken any action to realize or foreclose upon any collateral securing the Senior Indebtedness; or

               (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by or against the Company by Persons other than the holders of the Subordinated Indebtedness; or

               (c) both (i) an event of default under the Note Purchase Agreement shall have occurred and shall have continued uncured and unwaived at the time of the initiation of any Enforcement Action, (ii) no Blockage Period shall be in existence at the time of the initiation of any Enforcement Action, and (iii) not less than 30 days prior to taking any Enforcement Action with respect to the Subordinated Indebtedness, the holder of Subordinated Indebtedness shall have given the holder of Senior Indebtedness written notice of the same (which notice may be given prior to the expiration of any such Blockage Period, if applicable), which notice shall specify in reasonable detail the default on the basis of which such holder of the Subordinated Indebtedness shall take any Enforcement Action and the specific Enforcement Action that such holder of Subordinated Indebtedness then intends to take.

     1.11 Legends, etc. The Company covenants to cause each Subordinated Note (or other instrument evidencing any of the Subordinated Indebtedness) now or hereafter issued to contain a provision or legend in substantially the following form:

          THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT DATED AS OF JULY __, 2001 (THE "SUBORDINATION AGREEMENT") BY THE MAKER HEREOF AND PAYEE NAMED HEREIN IN FAVOR OF FIRST INDIANA BANK.

     1.12 Information Concerning Financial Condition. Each holder of the Subordinated Indebtedness hereby assumes responsibility for keeping itself informed of the financial condition of the Company, and any and all endorsers and guarantors of the Senior Indebtedness and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness and/or any other indebtedness that diligent inquiry would reveal. Each holder of the Subordinated Indebtedness hereby assents to any extension or postponement of the time of payment of the Senior Indebtedness or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Indebtedness and/or to the addition or release of any other party or person primarily or secondarily liable therefor.

     1.13 Additional Agreements. To the extent not otherwise prohibited by this Agreement, the Senior Lender may, at any time and from time to time, enter into such agreements with the Company as the Senior Lender may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Indebtedness or affecting the security underlying any or all of the Senior Indebtedness, or may exchange, sell, release, surrender or otherwise deal with any such security, without in any way impairing or affecting this Agreement thereby.

     1.14 Effectiveness: Reinstatement of Subordination. The Subordinated Lender waives any and all notice from the Senior Lender (except notices specifically provided for in this Agreement) of the creation or modification of the Senior Indebtedness and notice of or proof of reliance by the Senior Lender upon the subordination provided for in this Agreement. The Senior Indebtedness and the Subordinated Indebtedness shall each be conclusively deemed to have been created, contracted or incurred in reliance upon the provisions of this Subordination Agreement. The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if any of the Senior Indebtedness is outstanding or becomes outstanding or if at any time payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holders of the Senior Indebtedness upon the bankruptcy, insolvency or reorganization of the Company, all as though such payment had not been made.

     2. NOTICES. All communications provided for herein shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such communication by a recognized overnight delivery service (charges prepaid),
(b)by a recognized overnight delivery service (charges prepaid), or (c) by messenger. The respective addresses of the parties hereto for purposes of this Agreement are set forth on the signature pages hereto.. Any party may change its address (or telecopy number) by notice to each of the other parties in accordance with this Section 2. Communications under this Agreement shall be deemed given only when actually received.

     3. BINDING EFFECT. This Agreement shall be binding upon the Company, and its successors and assigns, each existing and future holder from time to time of Subordinated Indebtedness, and each existing and future holder from time to time of any Senior Indebtedness.

     4. AMENDMENTS AND WAIVERS. This Agreement may not be amended nor may compliance with the terms hereof be waived except by a written instrument signed by the Senior Lender and the Subordinated Lender, it being expressly agreed that no consent of the Company shall be required for any such amendment or waiver.

     5. GOVERNING LAW: JURISDICTION: WAIVER OF JURY TRIAL. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of Indiana without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     6. MISCELLANEOUS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the parties hereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.


                           THE HUNTINGTON CAPITAL INVESTMENT COMPANY

                           By: ______________________________________

                           ------------------------------------------
                           (Printed name and title)

                           Address:     41 5. High Street
                                        9th Floor
                                        Columbus, Ohio 43215
                                        mark.bahlman@huntington.com


                           FIRST INDIANA BANK, a federal savings bank


                           By: ______________________________________
                           Anthony P. Schlichte, Vice President

                           Address: 135 N. Pennsylvania Street, Suite 1900 Indianapolis, Indiana 46204 tony.schlichte@firstindiana.com



                      [THIS SPACE LEFT BLANK INTENTIONALLY]



     The undersigned hereby acknowledges and agrees to the foregoing Subordination Agreement, and agrees that it will not pay any of the Subordinated Indebtedness (as defined in the foregoing Subordination Agreement), except as permitted by the foregoing Subordination Agreement.

                           UNITED ACQUISITION, INC., an Indiana corporation


                            By: ________________________________

                            ----------------------------------
                            (Printed name and title)

                            Address:

                            Bank One Center/Tower - Suite 3680
                            111 Monument Circle
                            Indianapolis, Indiana 46204
                            Attention:  Timothy Durham
                            Telephone:  (317) 691-1413

                                   Exhibit "L"
                             SUBORDINATION AGREEMENT


     UNITED ACQUISITION, INC., an Indiana corporation (the "Company"), FIRST INDIANA BANK, a federal savings bank (the "Bank"), and the DANZER CORPORATION, a New York corporation (the "Junior Creditor"), agree as follows:

     1. Background--Definitions. This Agreement is made in the context of the following agreed state of facts:

          a. The Bank and the Company are parties to a Credit Agreement dated the date of this Subordination Agreement under the terms of which the Bank will extend a revolving line of credit (the "Revolving Loan") to the Company for loans up to a maximum outstanding principal amount of $3,500,000.00, a term loan (the "Term Loan") in the principal amount of $291,000.00, a second term loan ("Term Loan II") in the principal amount of $1,116,000.00, and a third term loan ("Term Loan III") in the principal amount of $1,750,000.00. The Revolving Loan, the Term Loan, Term Loan II, and Term Loan III are hereafter referred to collectively as the "Loans," and the Term Loan, Term Loan II, and Term Loan Ill, are hereafter sometimes referred to collectively as the "Term Loans." All obligations of the Company to the Bank on account of the Loans, whether such obligations now exist or arise hereafter, including principal, interest and expenses of collection, and including any obligations on account of any extension, renewal or restructuring of the Loans, are hereafter referred to as the "Senior Obligations."

          b. The Company is indebted to the Junior Creditor in the principal amount of $500,000.00. The indebtedness of the Company to the Junior Creditor is represented by the promissory note of the Company dated July ____, 2001 (the "Subordinated Note"). Any promissory note which may hereafter be given by the Company to the Junior Creditor to replace the Subordinated Note or to represent any extension, renewal or restructuring of the indebtedness now represented by the Subordinated Note is hereafter referred to as a "Substitute Subordinated Note." All obligations of the Company to the Junior Creditor now represented by the Subordinated Note or any Substitute Subordinated Note are hereafter referred to as the "Junior Obligations."

As used in this Agreement, the term "Loan Document" means any instrument or document which evidences or secures the Loans or any of them or which expresses an agreement between the Company and the Bank as to terms applicable to the Loans or any of them. As used in this Agreement, the term "Default" means an Event of Default or Unmatured Event of Default as those terms are defined in the Credit Agreement and includes, without limitation, not only failure of the Company to pay any installment of principal or interest on any of the Loans when due, but also failure of the Company to observe certain covenants contained in the Credit Agreement, including financial covenants. As used in this Agreement, the term "Insolvency Proceeding" means any proceeding, whether voluntary or involuntary, for the distribution, division or application of assets of the Company or the proceeds thereof, regardless of whether such proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of the obligations of the Company, or for a composition among the creditors of the Company and whether in bankruptcy or in connection with a receivership or under an assignment for the benefit of the Creditors of the Company or otherwise including, without limitation, any meeting of Creditors of the Company in connection with any such proceeding.

     2. Subordination. The Junior Obligations are and shall hereafter be subordinate and inferior in right of payment to all of the Senior Obligations. Notwithstanding any provision to the contrary contained in the Subordinated Note or any other agreement between the Company and the Junior Creditor with respect to the Junior Obligations, the Company shall not make and shall not be required to make any payment on account of the principal of or interest on the Junior Obligations until the Senior Obligations have been paid in full and the Bank has no further obligation to make additional advances to the Company under the Revolving Loan, including advances made pursuant to any extension of the term of the Revolving Loan; provided, that the Company may make the regularly scheduled payments of interest provided for under the terms of the Subordinated Note so long as no Default has occurred and is continuing or would occur as a result of such payment, and, provided further, that no such payment shall be made more than ten (10) days prior to its regularly scheduled due date.

The Company shall not be required to perform or omit any other act otherwise required to be performed or omitted under the terms of the Subordinated Note or otherwise with respect to the Junior Obligations at any time such performance or omission would result in the occurrence of a Default. The due date for any payment or performance of any Junior Obligation shall be deemed to be extended during any period in which such payment or performance is prevented by the provisions of this Agreement, and no cause of action against the Company will accrue to the Junior Creditor or any subsequent holder of the Junior Obligations during the continuance of any such extension.

     3. Improper Payment. Any amount paid by the Company to the Junior Creditor in violation of any provision of this Agreement shall be received in trust by the Junior Creditor for the benefit of the Bank and shall, with or without demand, be immediately delivered by the Junior Creditor to the Bank in the same form in which received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank to such payment. Such amounts may be applied by the Bank to any item of the Senior Obligations in such order as the Bank in its discretion shall determine or may be returned to the Company at the Bank's discretion. Upon the request of the Bank, the Company and the Junior Creditor will execute such documents and perform all such other acts as may reasonably be required to rescind premature performance of any Junior Obligation and to reestablish, to the maximum extent practical, the status quo prior to such premature performance.

     4. Authority of Bank to Act for Junior Creditor. The Junior Creditor appoints the Bank or, at the Bank's discretion any officer of the Bank, as the Junior Creditor's attorney-in-fact, with full power of substitution, and with the exclusive right and power to enforce claims arising on account of the Junior Obligations by proof of debt, proof of claim or otherwise in any Insolvency Proceeding; to collect any assets of the Company distributed in any such Proceeding by way of dividend or otherwise, and to receive any securities of the Company or of any reorganized entity emerging from any Insolvency Proceeding, which securities are issued and distributed on account of the Junior Obligations; to vote claims of the Junior Creditor arising on account of the Junior Obligations in any Insolvency Proceeding and to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension in any Insolvency Proceeding; to execute any endorsement or assignment of the Subordinated Note or any Substitute Subordinated Note required in connection with any Insolvency Proceeding, and generally to take any action in connection with any Insolvency Proceeding which the Junior Creditor would be authorized to take but for this Agreement. Any action taken by the Bank or the Bank's officer pursuant to the power of attorney granted under the terms of this Paragraph shall be taken for the use and benefit of the Bank, and may be taken in the name of the Bank or in the name of the Junior Creditor and without notice to the Junior Creditor. Such power of attorney is a power coupled with an interest and shall be irrevocable until all of the Senior Obligations have been satisfied in full and until the Bank is no longer under any obligation under the terms of the Credit Agreement to make any further loan or advance to the Company.

     5. Distributions in Liquidation. In the event of the liquidation of the Company or the distribution of any of its assets or the securities of any successor on account of any liquidation, bankruptcy, receivership, reorganization, assignment for the benefit of creditors or similar proceeding, the Junior Creditor shall not be entitled to any payment or distribution on account of any Junior Obligation until all Senior Obligations have been satisfied in full, and the Junior Creditor shall receive any money, securities or other property distributed in any such proceeding to the Junior Creditor on account of Junior Obligations in trust for the benefit of the Bank and shall deliver any such property to the Bank in the same form as received, adding only such endorsements or assignments as may be necessary to perfect the title of the Bank to such property, for application to the satisfaction of the Senior Obligations in such order as the Bank in its discretion may determine. Any excess of such property remaining after satisfaction of all of the Senior Obligations shall be returned to the Junior Creditor. The Bank may liquidate any noncash property received from the Junior Creditor because of any provision of this Section in the manner in which collateral may be liquidated under the terms of the Uniform Commercial Code as enacted in the State of Indiana, and such property may be liquidated in any order that the Bank shall determine in the exercise of the Bank's sole discretion.

     6. Subordination Absolute. The subordination of the Junior Obligations to the Senior Obligations effected by this Subordination Agreement shall be absolute and the Bank may from time to time, without the consent of or notice to the Junior Creditor and without affecting the subordination of the Junior Obligations to the Senior Obligations: (i) obtain a security interest in any property to secure any of the Senior Obligations; (ii) obtain the primary or secondary liability of any party or parties in addition to the Company with respect to any of the Senior Obligations; (iii) extend or renew any of the Senior Obligations for any period beyond their original due dates; (iv) release or compromise any liability of any other party or parties primarily or secondarily liable with respect to any of the Senior Obligations; (v) release any security interest that the Bank might now have or hereafter obtain in any property securing any of the Senior Obligations and permit any substitution or exchange of any such property; (vi) extend loans and other credit accommodations to the Company in addition to the Revolving Loan and the Term Loans and increase the maximum amount which may be loaned to the Company under the Revolving Loan; provided, that nothing contained in this Agreement shall be construed so as to require the Bank to apply the proceeds of collateral or guaranties held for both the Senior Obligations and other obligations of the Company which are not entitled to the benefit of this Agreement in any particular order.

     7. Notice of Subordination. The Company and the Junior Creditor shall, contemporaneously with the execution of this Agreement, cause the following legend to be placed on the face of the Subordinated Note:

          This Promissory Note is subject to a Subordination Agreement dated as of July ___, 2001, in favor of FIRST INDIANA BANK.

     A photocopy of the Note with such legend endorsed thereon shall immediately be delivered to the Bank. The same legend shall be placed on any Substitute Subordinated Note before it is delivered to the Junior Creditor and a photocopy of any Substitute Subordinated Note shall be delivered to the Bank immediately upon its execution and delivery to the Junior Creditor.

     8. Successors and Assigns. This Agreement shall be binding upon the Company and the Junior Creditor and the Junior Creditor's successors in interest to the Subordinated Note and any Substitute Subordinated Note and the Junior Obligations and shall inure to the benefit of the Bank and its successors and assigns.

     9. Severability. If any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement and the remaining provisions shall be enforceable in accordance with their terms.

     10. Governing Law. This Agreement is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

Dated as of July ___, 2001

                           UNITED ACQUISITION, INC., an Indiana corporation


                           By: ________________________________

                           -----------------------------------
                           (Printed Name and Title)

                           FIRST INDIANA BANK, a federal savings bank

                           By: ________________________________
                           Anthony P. Schlichte, Vice President

                           DANZER CORPORATION, a New York corporation

                           By: ________________________________

                           -----------------------------------
                           (Printed Name and Title)

                                   Exhibit "M"
                               GUARANTY AGREEMENT


     This undertaking and agreement (this "Guaranty") is made by DANZER CORPORATION, a New York corporation (the "Guarantor"), in favor of FIRST INDIANA BANK, a federal savings bank (the "Bank") in consideration of the loans described in this Guaranty made or to be made by the Bank to UNITED ACQUISITION, INC., an Indiana corporation (the "Borrower"). This Guaranty is on the following terms:

     1. BACKGROUND OF THIS GUARANTY -- CERTAIN DEFINITIONS. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit in the maximum aggregate outstanding principal amount of $3,500,000.00 (referred to in the Credit Agreement as the "Revolving Loan"), a term loan in the original principal amount of $291,000.00 (referred to in the Credit Agreement as the "Term Loan"), a second term loan in the original principal amount of $1,116,000.00 (referred to in the Credit Agreement as "Term Loan II"), and a third term loan in the original principal amount of $1,750,000.00 (referred to in the Credit Agreement as "Term Loan III") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III (collectively, the "Loans"). All defined terms used in this Guaranty and which are not specifically defined herein are used as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

     2. THE GUARANTY. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

     3. FINANCIAL INFORMATION. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the following:

          a. Certificates Regarding Solvency. At such times as the Bank may reasonably require, a "Certificate Regarding Solvency" in the form attached "Annex."

          b.   Other  Information.   Such  other  information  relating  to  the
               financial condition of the Guarantor as the Bank may reasonably require.

     4. GUARANTY ABSOLUTE. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

          a. obtain a security interest in any property to secure any of the Obligations;

          b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

          c. extend or renew any of the Obligations for any period beyond their original due dates;

          d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

          e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;

          f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

          g. amend the terms of the Credit Agreement from time to time in any particulars, or

          h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III, and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

     5. ASSIGNMENT AND PARTICIPATIONS. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

     6. SUBROGATION WAIVER. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

     7. OTHER WAIVERS. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.

     8. REINSTATEMENT. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

     9. SUBORDINATION. All obligations of the Borrower to the Guarantor (the "Junior Obligations")are and shall hereafter be subordinate and inferior in right of payment to all of the Obligations. Notwithstanding any provision to the contrary contained in promissory note or any other agreement between the Borrower and the Guarantor with respect to the Junior Obligations, the Borrower shall not make and shall not be required to make any payment on account of the principal of or interest on the Junior Obligations until the Obligations have been paid in full and the Bank has no further obligation to make additional advances to the Borrower under the Revolving Loan, including advances made pursuant to any extension of the term of the Revolving Loan. In the event of the liquidation of the Borrower' or the distribution of any of its assets or the securities of any successor on account of any liquidation, bankruptcy, receivership, reorganization, assignment for the benefit of creditors or similar proceeding, the Guarantor shall not be entitled to any payment or distribution on account of any Junior Obligation until all Obligations have been satisfied in full.

     10. MISCELLANEOUS. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

     11. CHOICE OF LAW. This Guaranty is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

     12. CORPORATE AUTHORITY. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a corporation organized, existing and in good standing under the laws of the State of New York; (ii) execution and delivery of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene or conflict with any provision of law or of the Articles of Incorporation or By-laws of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     13. ARBITRATION. BANK AND THE GUARANTOR AGREE THAT UPON THE WRITTEN DEMAND OF EITHER PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT, OR ANY LOAN DOCUMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE GUARANTOR'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT.

     THIS ARBITRATION PROVISION SHALL NOT LIMIT THE RIGHT OF EITHER PARTY DURING ANY DISPUTE TO SEEK, USE, AND EMPLOY ANCILLARY OR PRELIMINARY RIGHTS AND/OR REMEDIES, JUDICIAL OR OTHERWISE, FOR THE PURPOSES OF REALIZING UPON, PRESERVING, PROTECTING, FORECLOSING UPON OR PROCEEDING UNDER FORCIBLE ENTRY AND DETAINER FOR POSSESSION OF ANY REAL OR PERSONAL PROPERTY, AND ANY SUCH ACTION SHALL NOT BE DEEMED AN ELECTION OF REMEDIES. SUCH REMEDIES INCLUDE, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER, INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVERSHIP; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING EXERCISING THE RIGHT OF SETOFF, OR TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE
LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT OR REMEDY, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED; PROVIDED, HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSE. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

     Dated as of July ___ 2001.

                                   DANZER CORPORATION, a New York
                                   corporation

                                   By: _______________________________

                                   -----------------------------------
                                   (Printed name and title)
STATE OF __________ )
                    ) SS:
COUNTY OF _______   )

     Before me the undersigned, a Notary Public in and for said County and State, personally appeared__________________, the _______________ of DANZER
CORPORATION, a New York, who as such authorized officer acknowledged the execution of the foregoing Guaranty Agreement on behalf of said corporation this ______ day of July, 2001.


                                   Signature: _________________________________

                                   Printed: ___________________________________
                                                Notary Public
My Commission Expires: _______________

My County of Residence: _______________

                                      ANNEX

                         CERTIFICATE REGARDING SOLVENCY


     DANZER CORPORATION, a New York corporation (the "Guarantor"), by its duly authorized officer, makes the following representations to FIRST INDIANA BANK, a federal savings bank (the "Bank") and acknowledges that the Bank is entitled to rely and will rely upon these representations, in providing certain financial accommodations to UNITED ACQUISITION, INC., an Indiana corporation, pursuant to a certain Credit Agreement dated as of July _____, 2001, (the "Credit Agreement").

          1. The assets of the Guarantor at a "fair valuation" within the meaning of the Bankruptcy Code of 1978, as amended, (the "Code") are worth approximately $___________ as of this date.

          2. The liabilities of the Guarantor, including without limitation contingent liabilities to the extent appropriate for consideration in determining whether the Guarantor is "insolvent", within the meaning of the Code, but excluding the Guarantor's contingent liability under the Guaranty Agreement (the "Guaranty") required to be given by the Guarantor under the terms of the Credit Agreement, total approximately $______________ as of _________ 200_, the end of the last fiscal quarter of the Guarantor.

          3. The Guarantor is not insolvent within the meaning of the Code, after taking into account its contingent liability under the Guaranty.

          4. After taking into account its contingent liability under the Guaranty, the Guarantor has sufficient capital for the operation of its business as presently conducted and at the level of operations contemplated for the foreseeable future. The minimum amount of capital required to support the Guarantor's operations at the level planned for the foreseeable future is $________________.

          5. The Guarantor is currently paying its debts as they become due in the ordinary course of its business. After taking into account its contingent liability under the Guaranty, the Guarantor believes that it will be able to continue to pay its debts as they become due in the ordinary course of its business.

Dated ___________________, 2001.

                                   DANZER CORPORATION, a New York
                                   corporation

                                   By: _______________________________

                                   -----------------------------------
                                   (Printed name and title)

                                   Exhibit "N"
                               GUARANTY AGREEMENT


     This undertaking and agreement (this "Guaranty") is made by OBSIDIAN CAPITAL PARTNERS, L.P., a Delaware limited partnership (the "Guarantor"), in favor of FIRST INDIANA BANK, a federal savings bank (the "Bank") in consideration of the loans described in this Guaranty made or to be made by the Bank to UNITED ACQUISITION, INC., an Indiana corporation (the "Borrower"). This Guaranty is on the following terms:

     1. BACKGROUND OF THIS GUARANTY -- CERTAIN DEFINITIONS. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit in the maximum aggregate outstanding principal amount of $3,500,000.00 (referred to in the Credit Agreement as the "Revolving Loan"), a term loan in the original principal amount of $291,000.00 (referred to in the Credit Agreement as the "Term Loan"), a second term loan in the original principal amount of $1,116,000.00 (referred to in the Credit Agreement as "Term Loan II"), and a third term loan in the original principal amount of $1,750,000.00 (referred to in the Credit Agreement as "Term Loan III") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III (collectively, the "Loans"). All defined terms used in this Guaranty and which are not specifically defined herein are used as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

     2. THE GUARANTY. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

     Notwithstanding any other provision of this Guaranty, the maximum amount which the Guarantor may be required to pay under the terms of this Guaranty shall not exceed $1,000,000.00, together with interest at a variable rate equal at all times to the Prime Rate plus four percent (4%) per annum on any portion of any amount payable under the terms of this Guaranty which remains unpaid after the date of the Bank's demand for payment, plus expenses of enforcement of this Guaranty, including reasonable attorney fees. As used in this paragraph, the term "Prime Rate" means a variable per annum interest rate equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate, provided that it is understood that the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans.

     Upon payment in full of all outstanding principal and accrued interest of Term Loan III, provided that no Event of Default or Unmatured Event of Default has occurred and is then continuing, all obligations and liabilities hereunder shall terminate and this Guaranty shall be released in full, subject, however, to reinstatement as provided in Section 8 herein.

     3. FINANCIAL INFORMATION. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the following:

          a. Certificates Regarding Solvency. At such times as the Bank may reasonably require, a "Certificate Regarding Solvency" in the form attached "Annex."

          b.   Other  Information.   Such  other  information  relating  to  the
               financial condition of the Guarantor as the Bank may reasonably require.

     4. GUARANTY ABSOLUTE. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

          a. obtain a security interest in any property to secure any of the Obligations;

          b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

          c. extend or renew any of the Obligations for any period beyond their original due dates;

          d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

          e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;

          f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

          g. amend the terms of the Credit Agreement from time to time in any particulars, or

          h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan, the Term Loan, Term Loan LI, and Term Loan III, and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

     5. ASSIGNMENT AND PARTICIPATIONS. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

     6. SUBROGATION WAIVER. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

     7. OTHER WAIVERS. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.

     8. REINSTATEMENT. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

     9. SUBORDINATION. All obligations of the Borrower to the Guarantor (the "Junior Obligations")are and shall hereafter be subordinate and inferior in right of payment to all of the Obligations. Notwithstanding any provision to the contrary contained in promissory note or any other agreement between the Borrower and the Guarantor with respect to the Junior Obligations, the Borrower shall not make and shall not be required to make any payment on account of the principal of or interest on the Junior Obligations until the Obligations have been paid in full and the Bank has no further obligation to make additional advances to the Borrower under the Revolving Loan, including advances made pursuant to any extension of the term of the Revolving Loan. In the event of the liquidation of the Borrower or the distribution of any of its assets or the securities of any successor on account of any liquidation, bankruptcy, receivership, reorganization, assignment for the benefit of creditors or similar proceeding, the Guarantor shall not be entitled to any payment or distribution on account of any Junior Obligation until all Obligations have been satisfied in full.

     10. MISCELLANEOUS. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

     11. CHOICE OF LAW. This Guaranty is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

     12. AUTHORITY. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a limited partnership organized, existing and in good standing under the laws of the State of Delaware; (ii) execution and delivery of this Guaranty are within the Guarantor's powers, have been duly authorized by all necessary partnership action and do not contravene or conflict with any provision of law or of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     13. ARBITRATION. BANK AND THE GUARANTOR AGREE THAT UPON THE WRITTEN DEMAND OF EITHER PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT, OR ANY LOAN DOCUMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE GUARANTOR'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT.

     THIS ARBITRATION PROVISION SHALL NOT LIMIT THE RIGHT OF EITHER PARTY DURING ANY DISPUTE TO SEEK, USE, AND EMPLOY ANCILLARY OR PRELIMINARY RIGHTS AND/OR REMEDIES, JUDICIAL OR OTHERWISE, FOR THE PURPOSES OF REALIZING UPON, PRESERVING, PROTECTING, FORECLOSING UPON OR PROCEEDING UNDER FORCIBLE ENTRY AND DETAINER FOR POSSESSION OF ANY REAL OR PERSONAL PROPERTY, AND ANY SUCH ACTION SHALL NOT BE DEEMED AN ELECTION OF REMEDIES. SUCH REMEDIES INCLUDE, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER, INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVERSHIP; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING EXERCISING THE RIGHT OF SETOFF, OR TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE
LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT OR REMEDY, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED; PROVIDED, HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSE. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

     Dated as of July ___ 2001.

                                 OBSIDIAN CAPITAL PARTNERS, L.P.,
                                 a Delaware limited partnership

                                 By: _______________________________, its
                                 general partner

                                 By: __________________________________

                                 --------------------------------------
                                 (Printed name and title)
STATE OF _________  )
                    ) SS:
COUNTY OF ________  )

     Before me the undersigned, a Notary Public in and for said County and State, personally appeared , the _____________________ of ___________________________ the General Partnership of OBSIDIAN CAPITAL PARTNERS, L.P., a Delaware limited partnership, who as such authorized officer acknowledged the execution of the foregoing Guaranty Agreement on behalf of said limited partnership this ______ day of July, 2001.

                                 Signature: ________________________________

                                 Printed: ___________________________________
                                                Notary Public
My Commission Expires: ____________________

My County of Residence: ____________________

                                      ANNEX

                         CERTIFICATE REGARDING SOLVENCY

     OBSIDIAN CAPITAL PARTNERS, L.P., a Delaware limited partnership (the "Guarantor"), by its duly authorized officer, makes the following representations to FIRST INDIANA BANK, a federal savings bank (the "Bank") and acknowledges that the Bank is entitled to rely and will rely upon these representations, in providing certain financial accommodations to UNITED
ACQUISITION, INC., an Indiana corporation, pursuant to a certain Credit Agreement dated as of July~, 2001, (the "Credit Agreement").

     1. The assets of the Guarantor at a "fair valuation" within the meaning of the Bankruptcy Code of 1978, as amended, (the "Code") are worth approximately $______________ as of this date.

     2. The liabilities of the Guarantor, including without limitation contingent liabilities to the extent appropriate for consideration in determining whether the Guarantor is "insolvent", within the meaning of the Code, but excluding the Guarantor's contingent liability under the Guaranty Agreement (the "Guaranty") required to be given by the Guarantor under the terms of the Credit Agreement, total approximately $______________ as of _________ 200_, the end of the last fiscal quarter of the Guarantor.

     3. The Guarantor is not insolvent within the meaning of the Code, after taking into account its contingent liability under the Guaranty.

     4. After taking into account its contingent liability under the Guaranty, the Guarantor has sufficient capital for the operation of its business as presently conducted and at the level of operations contemplated for the foreseeable future. The minimum amount of capital required to support the Guarantor's operations at the level planned for the foreseeable future is $________________

     5. The Guarantor is currently paying its debts as they become due in the ordinary course of its business. After taking into account its contingent liability under the Guaranty, the Guarantor believes that it will be able to continue to pay its debts as they become due in the ordinary course of its business.

Dated ______________, 2001.

                                OBSIDIAN CAPITAL PARTNERS, L.P.,
                                a Delaware limited partnership

                                By: ______________________________, its
                                general partner

                                By: ________________________________

                                -----------------------------------
                                (Printed name and title)

                                   Exhibit "O"
                               GUARANTY AGREEMENT


     This undertaking and agreement (this "Guaranty") is made by TERRY G. WHITESELL, a resident of the State of Indiana (the "Guarantor"), in favor of FIRST INDIANA BANK, a federal savings bank (the "Bank") in consideration of the loans described in this Guaranty made or to be made by the Bank to UNITED ACQUISITION, INC., an Indiana corporation (the "Borrower"). This Guaranty is on the following terms:

     1. BACKGROUND OF THIS GUARANTY-- CERTAIN DEFINITIONS. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit in the maximum aggregate outstanding principal amount of $3,500,000.00 (referred to in the Credit Agreement as the "Revolving Loan"), a term loan in the original principal amount of $291,000.00 (referred to in the Credit Agreement as the "Term Loan"), a second term loan in the original principal amount of $1,116,000.00 (referred to in the Credit Agreement as "Term Loan II"), and a third term loan in the original principal amount of $1,750,000.00 (referred to in the Credit Agreement as "Term Loan III") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III (collectively, the "Loans"). All defined terms used in this Guaranty and which are not specifically defined herein are used as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

     2. THE GUARANTY. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

     Notwithstanding any other provision of this Guaranty, the maximum amount which the Guarantor may be required to pay under the terms of this Guaranty shall not exceed $500,000.00~ together with interest at a variable rate equal at all times to the Prime Rate plus four percent (4%) per annum on any portion of any amount payable under the terms of this Guaranty which remains unpaid after the date of the Bank's demand for payment, plus expenses of enforcement of this Guaranty, including reasonable attorney fees.

     As used in this paragraph, the term "Prime Rate" means a variable per annum interest rate equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate, provided that it is understood that the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans.

     Upon payment in full of all outstanding principal and accrued interest of Term Loan III, provided that no Event of Default or Unmatured Event of Default has occurred and is then continuing, all obligations and liabilities hereunder shall terminate and this Guaranty shall be released in full, subject, however, to reinstatement as provided in Section 8 herein.

     3. FINANCIAL INFORMATION. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the Guarantor's personal financial statement, in such form as the Bank shall reasonably require, as of the end of each calendar year and on or before April 15 of the following calendar year a complete copy of the Guarantor's federal and state income tax returns or a complete copy of a properly and timely filed extension for time in which to file such taxes, and promptly upon the filing of such federal and state income tax returns pursuant to the time allowed by such extension a complete copy of such income tax returns.

     4. GUARANTY ABSOLUTE. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

     a. obtain a security interest in any property to secure any of the Obligations;

     b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

     c. extend or renew any of the Obligations for any period beyond their original due dates;

     d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

     e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;

     f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

     g. amend the terms of the Credit Agreement from time to time in any particulars, or

     h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III, and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

     5. ASSIGNMENT AND PARTICIPATIONS. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

     6. SUBROGATION WAIVER. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

     7. OTHER WAIVERS. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.

     8. REINSTATEMENT. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

     9. MISCELLANEOUS. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

     10. AUTHORITY. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a limited partnership organized, existing and in good standing under the laws of the State of Delaware; (ii) execution and delivery of this Guaranty are within the Guarantor's powers, have been duly authorized by all necessary partnership action and do not contravene or conflict with any provision of law or of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     11. ARBITRATION. BANK AND THE GUARANTOR AGREE THAT UPON THE WRITTEN DEMAND OF EITHER PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT, OR ANY LOAN DOCUMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE GUARANTOR'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT.

     THIS ARBITRATION PROVISION SHALL NOT LIMIT THE RIGHT OF EITHER PARTY DURING ANY DISPUTE TO SEEK, USE, AND EMPLOY ANCILLARY OR PRELIMINARY RIGHTS AND/OR REMEDIES, JUDICIAL OR OTHERWISE, FOR THE PURPOSES OF REALIZING UPON, PRESERVING, PROTECTING, FORECLOSING UPON OR PROCEEDING UNDER FORCIBLE ENTRY AND DETAINER FOR POSSESSION OF ANY REAL OR PERSONAL PROPERTY, AND ANY SUCH ACTION SHALL NOT BE DEEMED AN ELECTION OF REMEDIES. SUCH REMEDIES INCLUDE, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER, INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVERSHIP; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING EXERCISING THE RIGHT OF SETOFF, OR TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE
LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT OR REMEDY, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED; PROVIDED, HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSE. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

     Dated as of July ____ 2001.

                                        ----------------------------
                                        Terry G. Whitesell
STATE OF _________  )
                    )SS:
COUNTY OF _______   )

     Before me the undersigned, a Notary Public in and for said County and State, personally appeared TERRY G. WHITESELL, a resident of the State of Indiana, who acknowledged the execution of the foregoing Guaranty Agreement this ______ day of July, 2001.

                                           Signature: _____________________

                                           Printed: _______________________
                                                    Notary Public
My Commission Expires: _______________

My County of Residence: _______________

                                   Exhibit "P"
                               GUARANTY AGREEMENT


     This undertaking and agreement (this "Guaranty") is made by TIMOTHY DURHAM, a resident of the State of Indiana (the "Guarantor"), in favor of FIRST INDIANA BANK, a federal savings bank (the "Bank") in consideration of the loans described in this Guaranty made or to be made by the Bank to UNITED ACQUISITION, INC., an Indiana corporation (the "Borrower"). This Guaranty is on the following terms:

     1. BACKGROUND OF THIS GUARANTY -- CERTAIN DEFINITIONS. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit in the maximum aggregate outstanding principal amount of $3,500,000.00 (referred to in the Credit Agreement as the "Revolving Loan"), a term loan in the original principal amount of $291,000.00 (referred to in the Credit Agreement as the "Term Loan"), a second term loan in the original principal amount of $1,116,000.00 (referred to in the Credit Agreement as "Term Loan II"), and a third term loan in the original principal amount of $1,750,000.00 (referred to in the Credit Agreement as "Term Loan III") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III (collectively, the "Loans"). All defined terms used in this Guaranty and which are not specifically defined herein are used as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

     2. THE GUARANTY. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

     Notwithstanding any other provision of this Guaranty, the maximum amount which the Guarantor may be required to pay under the terms of this Guaranty shall not exceed $500,000.00, together with interest at a variable rate equal at all times to the Prime Rate plus two percent (2%) per annum on any portion of any amount payable under the terms of this Guaranty which remains unpaid after the date of the Bank's demand for payment, plus expenses of enforcement of this Guaranty, including reasonable attorney fees.

     As used in this paragraph, the term "Prime Rate" means a variable per annum interest rate equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate, provided that it is understood that the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans.

     Upon payment in full of all outstanding principal and accrued interest of Term Loan III, provided that no Event of Default or Unmatured Event of Default has occurred and is then continuing, all obligations and liabilities hereunder shall terminate and this Guaranty shall be released in full, subject, however, to reinstatement as provided in Section 8 herein.

     3. FINANCIAL INFORMATION. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the Guarantor's personal financial statement, in such form as the Bank shall reasonably require, as of the end of each calendar year and on or before April 15 of the following calendar year a complete copy of the Guarantor's federal and state income tax returns or a complete copy of a properly and timely filed extension for time in which to file such taxes, and promptly upon the filing of such federal and state income tax returns pursuant to the time allowed by such extension a complete copy of such income tax returns.

     4. GUARANTY ABSOLUTE. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

     a. obtain a security interest in any property to secure any of the Obligations;

     b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

     c. extend or renew any of the Obligations for any period beyond their original due dates;

     d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

     e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;

     f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

     g. amend the terms of the Credit Agreement from time to time in any particulars, or

     h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan, the Term Loan, Term Loan II, and Term Loan III, and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

     5. ASSIGNMENT AND PARTICIPATIONS. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

     6. SUBROGATION WAIVER. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

     7. OTHER WAIVERS. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.

     8. REINSTATEMENT. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

     9. MISCELLANEOUS. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

     10. AUTHORITY. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a limited partnership organized, existing and in good standing under the laws of the State of Delaware; (ii) execution and delivery of this Guaranty are within the Guarantor's powers, have been duly authorized by all necessary partnership action and do not contravene or conflict with any provision of law or of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     11. ARBITRATION. BANK AND THE GUARANTOR AGREE THAT UPON THE WRITTEN DEMAND OF EITHER PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT, OR ANY LOAN DOCUMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE GUARANTOR'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT.

     THIS ARBITRATION PROVISION SHALL NOT LIMIT THE RIGHT OF EITHER PARTY DURING ANY DISPUTE TO SEEK, USE, AND EMPLOY ANCILLARY OR PRELIMINARY RIGHTS AND/OR REMEDIES, JUDICIAL OR OTHERWISE, FOR THE PURPOSES OF REALIZING UPON, PRESERVING, PROTECTING, FORECLOSING UPON OR PROCEEDING UNDER FORCIBLE ENTRY AND DETALNER FOR POSSESSION OF ANY REAL OR PERSONAL PROPERTY, AND ANY SUCH ACTION SHALL NOT BE DEEMED AN ELECTION OF REMEDIES. SUCH REMEDIES INCLUDE, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER, INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVERSHIP; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING EXERCISING THE RIGHT OF SETOFF, OR TAXING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE
LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT OR REMEDY, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED; PROVIDED, HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSE. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION; AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

     Dated as of July ___ 2001.

                                 -----------------------------------
                                 Timothy Durham
STATE OF ________  )
                   ) SS:
COUNTY OF _______  )

     Before me the undersigned, a Notary Public in and for said County and State, personally appeared TIMOTHY DURHAM, a resident of the State of Indiana, who acknowledged the execution of the foregoing Guaranty Agreement this ______ day of July, 2001.

                                  Signature: ___________________________

                                  Printed: _____________________________
                                                Notary Public
My Commission Expires: ______________

My County of Residence: ______________

                                   Exhibit "Q"
                             SUBORDINATION AGREEMENT
                                (Management Fees)


     UNITED ACQUISITION, INC., an Indiana corporation (the "Company"), FIRST INDIANA BANK, a federal savings bank (the "Bank"), and the DANZER CORPORATION, a New York corporation (the "Junior Creditor"), agree as follows:

     1. Background -- Definitions. This Agreement is made in the context of the following agreed state of facts:

     a. The Bank and the Company are parties to a Credit Agreement dated the date of this Subordination Agreement under the terms of which the Bank will extend a revolving line of credit (the "Revolving Loan") to the Company for loans up to a maximum outstanding principal amount of $3,500,000.00, a term loan (the "Term Loan") in the principal amount of $291,000.00, a second term loan ("Term Loan II") in the principal amount of $1,116,000.00, and a third term loan ("Term Loan III") in the principal amount of $1,750,000.00. The Revolving Loan, the Term Loan, Term Loan II, and Term Loan III are hereafter referred to collectively as the "Loans," and the Term Loan, Term Loan II, and Term Loan III, are hereafter sometimes referred to collectively as the "Term Loans." All obligations of the Company to the Bank on account of the Loans, whether such obligations now exist or arise hereafter, including principal, interest and expenses of collection, and including any obligations on account of any extension, renewal or restructuring of the Loans, are hereafter referred to as the "Senior Obligations."

     b. The Company is obligated to pay to the Junior Creditor management fees pursuant to the terms of a Management Agreement entered into between the Junior Creditor and the Company dated as of July ,2001, as may be amended (the "Management Agreement"). All obligations of the Company to the Junior Creditor now represented by the Management Agreement are hereafter referred to as the "Junior Obligations.

     As used in this Agreement, the term "Loan Document" means any instrument or document which evidences or secures the Loans or any of them or which expresses an agreement between the Company and the Bank as to terms applicable to the Loans or any of them. As used in this Agreement, the term "Default" means an Event of Default or Unmatured Event of Default as those terms are defined in the Credit Agreement and includes, without limitation, not only failure of the Company to pay any installment of principal or interest on any of the Loans when due, but also failure of the Company to observe certain covenants contained in the Credit Agreement, including financial covenants. As used in this Agreement, the term "Insolvency Proceeding" means any proceeding, whether voluntary or involuntary, for the distribution, division or application of assets of the Company or the proceeds thereof, regardless of whether such proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of the obligations of the Company, or for a composition among the creditors of the Company and whether in bankruptcy or in connection with a receivership or under an assignment for the benefit of the Creditors of the Company or otherwise including, without limitation, any meeting of Creditors of the Company in connection with any such proceeding.

     2. Subordination. The Junior Obligations are and shall hereafter be subordinate and inferior in right of payment to all of the Senior Obligations. Notwithstanding any provision to the contrary contained in the Management Agreement or any other agreement between the Company and the Junior Creditor with respect to the payment of management fees, the Company may make the regularly scheduled management fee payments provided under the terms of the Management Agreement only so long as no Default has occurred and is continuing or would occur as a result of such payment, and, provided further, that no such payment shall be made more than ten (10) days prior to its regularly scheduled due date.

The Company shall not be required to perform or omit any other act otherwise required to be performed or omitted under the terms of the Management Agreement or otherwise with respect to the Junior Obligations at any time such performance or omission would result in the occurrence of a Default. The due date for any payment or performance of any Junior Obligation shall be deemed to be extended during any period in which such payment or performance is prevented by the provisions of this Agreement, and no cause of action against the Company will accrue to the Junior Creditor or any subsequent holder of the Junior Obligations during the continuance of any such extension or as a result of the nonpayment of the management fees otherwise required under the Management Agreement but prohibited to be paid pursuant to the provisions hereof.

     3. Improper Payment. Any amount paid by the Company to the Junior Creditor in violation of any provision of this Agreement shall be received in trust by the Junior Creditor for the benefit of the Bank and shall, with or without demand, be immediately delivered by the Junior Creditor to the Bank in the same form in which received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank to such payment. Such amounts may be applied by the Bank to any item of the Senior Obligations in such order as the Bank in its discretion shall determine or may be returned to the Company at the Bank's discretion. Upon the request of the Bank, the Company and the Junior Creditor will execute such documents and perform all such other acts as may reasonably be required to rescind premature performance of any Junior Obligation and to reestablish, to the maximum extent practical, the status ~ prior to such premature performance.

     4. Authority of Bank to Act for Junior Creditor. The Junior Creditor appoints the Bank or, at the Bank's discretion any officer of the Bank, as the Junior Creditor's attorney-in-fact, with full power of substitution, and with the exclusive right and power to enforce claims arising on account of the Junior Obligations by proof of debt, proof of claim or otherwise in any Insolvency Proceeding; to collect any assets of the Company distributed in any such Proceeding by way of dividend or otherwise, and to receive any securities of the Company or of any reorganized entity emerging from any Insolvency Proceeding, which securities are issued and distributed on account of the Junior Obligations; to vote claims of the Junior Creditor arising on account of the Junior Obligations in any Insolvency Proceeding and to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension in any Insolvency Proceeding; to execute any endorsement or assignment of the Management Agreement required in connection with any Insolvency Proceeding, and generally to take any action in connection with any Insolvency Proceeding which the Junior Creditor would be authorized to take but for this Agreement. Any action taken by the Bank or the Bank's officer pursuant to the power of attorney granted under the terms of this Paragraph shall be taken for the use and benefit of the Bank, and may be taken in the name of the Bank or in the name of the Junior Creditor and without notice to the Junior Creditor. Such power of attorney is a power coupled with an interest and shall be irrevocable until all of the Senior Obligations have been satisfied in full and until the Bank is no longer under any obligation under the terms of the Credit Agreement to make any further loan or advance to the Company.

     5. Distributions in Liquidation. In the event of the liquidation of the Company or the distribution of any of its assets or the securities of any successor on account of any liquidation, bankruptcy, receivership, reorganization, assignment for the benefit of creditors or similar proceeding, the Junior Creditor shall not be entitled to any payment or distribution on account of any Junior Obligation until all Senior Obligations have been satisfied in full, and the Junior Creditor shall receive any money, securities or other property distributed in any such proceeding to the Junior Creditor on account of Junior Obligations in trust for the benefit of the Bank and shall deliver any such property to the Bank in the same form as received, adding only such endorsements or assignments as may be necessary to perfect the title of the Bank to such property, for application to the satisfaction of the Senior Obligations in such order as the Bank in its discretion may determine. Any excess of such property remaining after satisfaction of all of the Senior Obligations shall be returned to the Junior Creditor. The Bank may liquidate any noncash property received from the Junior Creditor because of any provision of this Section in the manner in which collateral may be liquidated under the terms of the Uniform Commercial Code as enacted in the State of Indiana, and such property may be liquidated in any order that the Bank shall determine in the exercise of the Bank's sole discretion.

     6. Subordination Absolute. The subordination of the Junior Obligations to the Senior Obligations effected by this Subordination Agreement shall be absolute and the Bank may from time to time, without the consent of or notice to the Junior Creditor and without affecting the subordination of the Junior Obligations to the Senior Obligations: (i) obtain a security interest in any property to secure any of the Senior Obligations; (ii) obtain the primary or secondary liability of any party or parties in addition to the Company with respect to any of the Senior Obligations; (iii) extend or renew any of the Senior Obligations for any period beyond their original due dates; (iv) release or compromise any liability of any other party or parties primarily or secondarily liable with respect to any of the Senior Obligations; (v) release any security interest that the Bank might now have or hereafter obtain in any property securing any of the Senior Obligations and permit any substitution or exchange of any such property; (vi) extend loans and other credit accommodations to the Company in addition to the Revolving Loan and the Term Loans and increase the maximum amount which may be loaned to the Company under the Revolving Loan; provided, that nothing contained in this Agreement shall be construed so as to require the Bank to apply the proceeds of collateral or guaranties held for both the Senior Obligations and other obligations of the Company which are not entitled to the benefit of this Agreement in any particular order.

     7. Notice of Subordination. The Company and the Junior Creditor shall, contemporaneously with the execution of this Agreement, cause the following legend or provision to be included in the Management Agreement:

          This Management Agreement is subject to a Subordination Agreement dated as of July __, 2001, in favor of FIRST INDIANA BANK.

     A photocopy of the Management Agreement with such legend endorsed thereon shall immediately be delivered to the Bank.

     8. Successors and Assigns. This Agreement shall be binding upon the Company and the Junior Creditor and the Junior Creditor's successors in interest to the Management Agreement and the Junior Obligations and shall inure to the benefit of the Bank and its successors and assigns.

     9. Severability. If any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement and the remaining provisions shall be enforceable in accordance with their terms.

     10. Governing Law. This Agreement is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

     Dated as of July ___ 2001.

                                   UNITED ACQUISITION, INC., an Indiana
                                   Corporation

                                   By: _______________________________

                                   -----------------------------------
                                   (Printed Name and Title)

                                   FIRST INDIANA BANK, a federal savings bank

                                   By: ________________________________
                                   Anthony P. Schlichte, Vice President

                                   DANZER CORPORATION, a New York corporation

                                   By: ________________________________

                                   -----------------------------------
                                   (Printed Name and Title)

                                   Exhibit "R"

                                                    St. Joseph County, Michigan

                               LEASEHOLD MORTGAGE

              THIS LEASEHOLD MORTGAGE CONSTITUTES A FUTURE ADVANCE
                      LEASEHOLD MORTGAGE UNDER MICHIGAN LAW

FOR PURPOSES OF THE SECURITY AGREEMENT CONTAINED IN THIS INSTRUMENT THE "SECURED PARTY" AND THE "DEBTOR" AND THEIR RESPECTIVE ADDRESSES ARE AS FOLLOWS:

SECURED PARTY:             FIRST INDIANA BANK
                           135 NORTH PENNSYLVANIA
                           SUITE 1900
                           INDIANAPOLIS, INDIANA 46204
                           ATTENTION: ANTHONY P. SCHLICHTE, VICE PRESIDENT

DEBTOR:                    UNITED ACQUISITION, INC.
                           19985 COUNTY ROAD 8
                           BRISTOL, INDIANA 46507
                           ATTENTION: GARY STANLEY, PRESIDENT

     THIS INSTRUMENT WHEN RECORDED SHALL CONSTITUTE A "FIXTURE FILING" FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. THE ADDRESS OF THE SECURED PARTY SHOWN ABOVE IS THE ADDRESS AT WHICH INFORMATION CONCERNING THE SECURED PARTY'S SECURITY INTEREST MAY BE OBTAINED.

     UNITED ACQUISITION, INC., an Indiana corporation (the "Mortgagor"), MORTGAGES AND WARRANTS to FIRST INDIANA BANK, a federal savings bank with its principal office in Indianapolis, Indiana, (the "Bank") and the Mortgagor GRANTS A SECURITY INTEREST to the Bank in the following property, to-wit:

     all of the leasehold estate of the Mortgagor in that Real Estate (the "Real Estate") located in St. Joseph County, Michigan, described in the "Schedule," which is attached to this Leasehold Mortgage (this "Mortgage"), and incorporated herein by reference, which leasehold estate is held by the Mortgagor, under the terms of a Real Estate Lease entered into among Joseph
     A. Hamlin, as Trustee of the Joseph A. Hamlin Trust dated September 11, 1992, Christopher C. Hamlin, and Dennis F. Jones (collectively, the "Landlord") as Lessor, and the Mortgagor as Lessee dated July ________, 2001, which lease agreement or a memorandum thereof is recorded in the office of the Recorder of St. Joseph County, Michigan on ____________________, 2001, as __________________________.

     all of the Mortgagor's present and future right, title, and interest, whether as owner or lessee, in and to any items of furniture, machinery, equipment or other tangible personal property which are now or hereafter become attached to the Real Estate or any improvement thereon so as to constitute a fixture (the "Personal Property").

TOGETHER WITH all present and future improvements, rights, privileges, interests, easements, hereditaments, and appurtenances thereunto belonging or in any manner pertaining thereto, including, without limitation, any leasehold estate or interest in the fee simple title in or to the Real Estate hereafter acquired by the Mortgagor, and the proceeds therefrom (all of such Real Estate, Personal Property and other rights being hereafter referred to as the "Mortgaged Premises").

     The lease agreement referred to above and any other written or oral lease under which the Mortgagor may hereafter occupy all or any portion of the Mortgaged Premises is referred to hereafter as the "Lease."

     This Mortgage is given to secure all of the Mortgagor's Obligations to the Bank. The term "Obligations" as used in this Mortgage means all obligations of the Mortgagor in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to all Obligations of the Mortgagor m favor of the Bank arising under a Credit Agreement between the Mortgagor and the Bank dated the date of this Mortgage (the "Credit Agreement"), which Obligations include the obligation of the Mortgagor to repay all advances made by the Bank to the Mortgagor under a revolving line of credit in the maximum outstanding aggregate principal amount of $3,500,000.00 ("Revolving Loan"), to repay a term loan ("Term Loan") in the original principal amount of $291,000.00, which Term Loan has a final maturity date of July 1, 2006, to repay a second term loan ("Term Loan II") in the original principal amount of $1,116,000.00, which Term Loan II has a final maturity date of July 1, 2006, to repay a third term loan ("Term Loan III") in the original principal amount of $1,750,000.00, which Term Loan III has a final maturity date of July 1, 2003, and all now existing and future obligations of the Mortgagor to the Bank, however created, evidenced, or acquired, whether direct or indirect, absolute or contingent, matured or unmatured, including future obligations and advances to the same extent as if such future obligations and advances were made on the date of the execution of this Mortgage (it being understood that the Bank is not under any obligation to make any future advances except as specifically set forth in the Credit Agreement), provided, however, that any such future obligations or advances shall be secured by this Mortgage up to the maximum aggregate amount of $10,000,000.00 outstanding at any time. All of the Obligations, including those arising under the Credit Agreement, are secured as they now exist and as they may be increased or otherwise changed by any amendment to any instrument or agreement which now or hereafter evidences, secures or expresses terms applicable to any of the Obligations, including amendments to the Credit
Agreement  and any  "Loan  Document"  as  that  term is  defined  in the  Credit
Agreement.

     As additional security for the Obligations, insurance premiums, taxes and assessments, of the type and manner herein provided, pursuant to Act 210 of the Public Acts of Michigan of 1953, as amended, the Mortgagor assigns to the Bank the rents, issues and profits of the Mortgaged Premises, including any rents and all other amounts (collectively "Lease Payments") which are due or shall become due to the Mortgagor under the terms of any present or future lease (a "Lease"), oral or written, of all or any portion of the Mortgaged Premises (all such rents, issues, profits and Lease Payments are hereafter collectively referred to as the "Rents") under any Lease or Leases of the Mortgaged Premises (including any extensions, amendments or renewals thereof), whether due or to become due, including all such Leases in existence or coming into existence during the period this Mortgage is in effect. This assignment of rents shall run with the land and be good and valid as against the Mortgagor herein or those claiming by, under or through the Mortgage, from the date of the recording of this instrument. This assignment shall continue to be operative during the foreclosure or any other proceedings taken to enforce this Mortgage. In the event of a sale or foreclosure which shall result in a deficiency, this assignment shall stand as security during the redemption period for the payment of such deficiency. This assignment shall not be construed as obligating the Bank to perform any of the covenants or undertakings required to be performed by the Mortgagor contained in any Leases. This assignment of rents is an absolute assignment, and is intended to vest in the Bank the right to collect all Rents subject only to the conditional license to collect Rents granted by the Bank to the Mortgagor under the terms of numbered Paragraph 8 of this Mortgage. These provisions are not intended to evidence an additional recordable event, as may be prohibited by Act 459 of the Public Acts of Michigan of 1996, but rather are included in this Mortgage for purposes of complying with any applicable requirements of Act 210 of the Public Acts of Michigan of 1953, as amended.

     The Mortgagor further covenants and agrees as follows:

     1. The Mortgagor shall pay and perform all of the Obligations promptly when payment or performance is due, with reasonable attorneys' fees and costs of collection, and without relief from valuation and appraisement laws.

     2. The Mortgagor shall keep the Mortgaged Premises in good repair and shall not commit or permit waste thereon or do or permit to be done anything that may impair the value of the Mortgaged Premises. The Mortgagor shall promptly restore any part of the Mortgaged Premises which may be damaged or destroyed. The Mortgagor shall pay when due all taxes and assessments levied or assessed against the Mortgaged Premises or any part thereof. Failure of the Mortgagor to pay any taxes, assessments or governmental charges levied or assessed against the Mortgaged Premises, or any part thereof, or any installment of any such tax, assessment or charge, or any premium upon any policy of insurance covering any part of the Mortgaged Premises, at the time or times such taxes, assessments, charges, installments thereof or insurance premiums are due and payable, shall constitute waste, a Default (as hereafter defined), and in accordance with the provisions of Act No. 236 of the Public Acts of Michigan for 1961, as amended, shall entitle the Bank to exercise the remedies afforded by such Act and the Credit Agreement when the same become an Event of Default thereunder. Payment by the Bank for and on behalf of the Mortgagor of any such delinquent tax, assessment, charge or insurance premium properly payable by the Mortgagor under the terms of this Mortgage shall not cure the Default herein described nor shall it in any manner impair the Bank's right to the appointment of a receiver on account thereof, as herein provided. Upon the happening of any such acts of waste, and the same becoming a Default (as hereafter defined), and on proper application made therefor by the Bank to a court of competent jurisdiction, the Bank shall forthwith be entitled to the appointment of a receiver of the Mortgaged Premises and of the earnings, income, rents, issues and profits thereof, with such powers as the court making such appointment shall confer, and the Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.

     3. The Mortgagor shall keep the Mortgaged Premises in good repair and shall not commit or permit waste thereon, or do or permit to be done anything that may impair the value of the Mortgaged Premises. To the extent permissible under the terms of the Lease, the Mortgagor shall promptly restore any part of the Mortgaged Premises which may be damaged or destroyed. The Mortgagor shall pay or cause to be paid when due all taxes and assessments levied or assessed against the Mortgaged Premises or any part thereof.

     4. The Mortgagor shall comply with all statutes, ordinances, rules, regulations, orders, and directions of any legislative, executive, administrative, or judicial body or official applicable to the Mortgaged Premises, or any part thereof, or to the Mortgagor, or to the operation of any business of Mortgagor which directly affects the Mortgaged Premises; provided, however, that the Mortgagor may contest any of the matters referred to in this paragraph in any reasonable manner which in the judgment of the Bank will not adversely affect the rights of the Bank, its successors or assigns.

     5. The Mortgagor will procure and maintain in effect at all times insurance written by insurance companies acceptable to the Bank which insures against loss or destruction of the Mortgaged Premises by fire, wind storm, lightning, vandalism and malicious mischief and such other perils as are generally covered by "extended coverage" insurance for the full replacement value of the Mortgaged Premises. All policies providing such insurance shall provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Mortgagor shall also procure business interruption insurance in such amounts as the Bank may reasonably require. The Mortgagor authorizes the Bank to endorse on Mortgagor's behalf and to negotiate drafts representing proceeds of such insurance, provided that the Bank shall remit to the Mortgagor such surplus, if any, as remains after the proceeds have been applied at the Bank's option: (a) to the satisfaction of the Obligations or to the establishment of a cash collateral account securing the Obligations, or
(b) to the restoration of the Mortgaged Premises; provided, however, that so long as no Default (as hereafter defined) has occurred and is continuing, and provided that the Mortgagor can demonstrate to the Bank's satisfaction that restoration of the Mortgaged Premises is physically and economically feasible, such proceeds shall be applied, at the Mortgagor's option and to the extent necessary, as provided in the foregoing clause (c) and any balance shall be remitted to the Mortgagor. Certificates evidencing the existence of all of the insurance required under the terms of this Mortgage shall be furnished to the Bank and the original policies providing such insurance shall be delivered to the Bank at the Bank's request.

     6. Upon demand and failure of the Mortgagor so to do, the Bank may, in its discretion, advance and pay all sums necessary to protect and preserve the Mortgaged Premises, and all sums so advanced and paid by the Bank shall become a part of the indebtedness secured hereby, shall bear interest from date of payment at a rate equal to the Prime Rate plus three percent (4 %) per annum, and shall be payable to the Bank upon demand. Such sums shall include, but not by way of limitation: (a) rents or other amounts due and payable to the Landlord and any other amounts necessary to cure any default by the Mortgagor under the terms of the Lease, (b) taxes, assessments and other charges which may be or become senior to this Mortgage as liens on the Mortgaged Premises, or any part thereof; (c) the cost of any title insurance, surveys, or other evidence which in the reasonable discretion of the Bank may be required in order to evidence, insure or preserve the lien of this Mortgage; (d) all costs, expenses, and reasonable attorneys' fees incurred by the Bank in respect of any and all legal and equitable actions which relate to this Mortgage or to the Mortgaged Premises, and (e) the cost of any repairs respecting the Mortgaged Premises which are reasonably deemed necessary by the Bank. As used in this Mortgage, the term "Prime Rate" means a variable per annum rate of interest equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate; provided that it is understood the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans. The Bank shall be subrogated to the rights of the holder of each lien or claim paid with moneys secured hereby.

     7. If all or any part of the Mortgaged Premises is damaged, taken, or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, or by the alteration of the grade of any street affecting the Mortgaged Premises, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Obligations, is hereby assigned to the Bank, which is empowered to collect and receive the same and to give proper receipts therefor in the name of the Mortgagor, and all such sums shall be paid forthwith directly to the Bank. Any award or payment so received by the Bank may, at the option of the Bank: (a) be applied to the satisfaction of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) be released, in whole or in part, to the Mortgagor for the purpose of altering, restoring, or rebuilding any part of the Mortgaged Premises which may have been altered, damaged or destroyed as a result of such taking, alteration, or proceeding; provided, however, that so long as no Default has occurred and is continuing, and provided that the Mortgagor can reasonably demonstrate to the Bank's satisfaction that any proposed alteration, restoration or rebuilding is physically and economically feasible, and is permissible under the terms of the Lease, such awards shall be applied at the Mortgagor's option and to the extent necessary as provided in the foregoing clause (b).

     8. At any time a Default (as hereafter defined) has occurred and is continuing, the Bank may enter upon and take possession of the Real Estate or any part thereof, and at any such time, or if the Bank in the reasonable exercise of its discretion determines that payment or performance of any of the Obligations is insecure, the Bank may demand, sue for, receive and give receipts, releases and satisfactions for all Rents. At any time that the Bank has not exercised its right to take possession of the Real Estate and there is not in effect any demand by the Bank for the direct payment of Lease Payments to the Bank given pursuant to the immediately preceding sentence, the Mortgagor may collect Lease Payments provided that no Rents shall be collected by the Mortgagor more than thirty (30) days in advance of the period of occupancy to which they relate. Lease Payments collected by the Mortgagor pursuant to the license granted in the immediately preceding sentence shall be held by the Mortgagor as trustee for the benefit of the Bank and shall be applied to the satisfaction of Obligations to the extent that any are then due and payable. Any balance remaining after satisfaction of all Obligations which are then due and payable may be used by the Mortgagor for any proper purpose. Any demand by the Bank upon any tenant of the Mortgaged Premises accompanied by a copy of this Mortgage shall be sufficient authority for such tenant thereafter to make all Lease Payments directly to the Bank and any such tenant shall have no obligation or authority to inquire into the propriety of any such demand. Upon making Lease Payments to the Bank pursuant to the Bank's demand, any tenant of the Mortgaged Premises shall be as fully discharged of its obligations under any lease to the extent of such payments as if such payments had been made directly to the Mortgagor. If at any time Lease Payments are required to be made directly to the Bank under the terms of this paragraph and notwithstanding such requirement such payments are made to the Mortgagor, the Mortgagor will receive such payments in trust for the Bank and will forward them immediately to the Bank in the form in which received, adding only such endorsements or assignments as may be necessary to perfect the Bank's title thereto. Any amounts collected by the Bank pursuant to the assignment of rents contained in this Mortgage shall be applied by the Bank to the payment of such of the Obligations as are then due and payable as the Bank in its sole discretion shall determine. If no Obligations are then due and payable, such amounts may be held by the Bank as cash collateral for the Obligations, without liability for interest thereon, provided that the Bank will, at the direction of the Mortgagor, invest such amounts for the account and at the risk of the Mortgagor in U.S. Treasury Bills with less than 60 days remaining to maturity or in similar essentially risk-free, cash equivalent investments as the Mortgagor may reasonably direct and any earnings derived from such investments will become a part of the cash collateral account. Any portion or all of the cash collateral account which is not applied to Obligations pursuant to the terms of this paragraph may at the discretion of the Bank be released to the Mortgagor. The authority given to collect Rents conferred upon the Bank under the terms of this Mortgage is irrevocable. In the event that the Mortgagor fails, refuses or neglects to deliver or surrender such possession, the Bank shall be entitled to the appointment of a receiver of the Mortgaged Premises and of the earnings, income, rents, issue and profits thereof, with such powers as the court making such appointment may confer. The Mortgagor agrees to execute and deliver to the Bank assignments of rents on all future leases on the Mortgaged Premises during the term of this Mortgage, such assignments to be in the form and manner satisfactory to the Bank. Any default by the Mortgagor under the terms and conditions of any such assignment shall be a Default (as hereafter defined) under the terms and conditions of this Mortgage, entitling the Bank to exercise any and all rights and remedies provided by this Mortgage. If the Mortgagor shall fail to perform and discharge any of the obligations, covenants and agreements required to be performed by it under any such assignment of rents, the Bank may elect to perform the same; any sums which may be so paid out by the Bank, including the cost, expenses and attorneys' fees paid out in any suit affecting the same, shall bear interest at the a rate equal to the Prime Rate plus four percent (4%) per annum from the dates of such payments, shall be paid by the Mortgagor to the Bank upon demand and shall be deemed a part of the Obligations hereby secured and recoverable as such in all respects. The Mortgagor shall assign to the Bank, upon request, as further security for the Obligations hereby secured, the Mortgagor's interest in all agreements, contracts licenses and permits affecting the Mortgaged Premises, such assignments to be made by instruments in form satisfactory to the Bank, but no such assignment shall be construed as a consent by the Bank to any agreement, contract, license or permit so assigned, or to impose upon the Bank any obligations with respect thereto.

     9. The Mortgagor grants to the Bank as secured party a security interest in the Personal Property in accordance with the provisions of the Uniform Commercial Code as enacted in Indiana. The Mortgagor authorizes the Bank at the expense of the Mortgagor to execute on its behalf and file any other financing statements deemed necessary by the Bank to perfect its security interest in the Personal Property and to file such financing statements in those public offices deemed necessary by the Bank. Such financing statements may be signed by the Bank alone. In addition, the Mortgagor shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Mortgage.

     10. If, after the execution of this Mortgage, applicable law requires the taxation of this Mortgage or any Obligation secured by this Mortgage, the Mortgagor, upon demand by the Bank, shall pay such taxes or reimburse the Bank therefor unless it is unlawful to require the Mortgagor to do so. Notwithstanding the foregoing, the Mortgagor shall not be obligated to pay any portion of any of the Bank's federal, state or local income taxes.

     11. As used in this paragraph, the following terms have the meanings indicated:

     a. Clean-up. "Clean-up" means the removal or remediation of Contamination or other response to Contamination in compliance with all
          Environmental   Laws  and  to  the   satisfaction  of  all  applicable
          governmental   agencies,   and  in  compliance  with  good  commercial
          practice.

     b. Contamination. "Contamination" means the Release of any Hazardous Substance on, in or under the Real Estate or the presence of any Hazardous Substance on, in or under the Real Estate as the result of a Release, or the emanation of any Hazardous Substance from the Real Estate.

     c. Environmental Laws. "Environmental Laws" means all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements with the force of law, including but not limited to consent decrees and judicial or administrative orders, relating to the environment, including but not limited to those applicable to the use, storage, treatment, disposal or Release of any Hazardous Substances, all as amended or modified from time to time including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the Clean Water Act, as amended; the Clean Air Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Hazardous Materials Transportation Act, as amended, and any and all environmental statutes of the State of Michigan and all regulations promulgated under or pursuant to such federal and Michigan Statutes.

     d. Hazardous Substance. "Hazardous Substance" means any hazardous waste or hazardous substance, or any pollutant or contaminant or toxic substance or other chemicals or substances including, without limitation, asbestos, petroleum, polychlorinated biphenyls, and any other substance regulated by any Environmental Laws.

     e. Release. "Release" means the spilling, leaking, disposing, discharging, dumping, pouring, emitting, depositing, injecting leaching, escaping or other release or threatened release, whether intentional or unintentional, of any Hazardous Substance.

     f. Regulatory Actions. "Regulatory Actions" means any claim, demand, action or proceeding brought or instigated by any governmental authority in connection with any Environmental Law including, without limitation, any civil, criminal or administrative proceeding whether or not seeking costs, damages, penalties or expenses.

     g. Third-party Claims. "Third-party Claims" means any claim, action, demand or proceeding, other than a Regulatory Action, based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Contamination, whether or not seeking costs, damages, penalties, or expenses, and including any action for contribution to Clean-up costs.

The Mortgagor shall indemnify, defend and hold harmless the Bank and its affiliates, shareholders, directors, officers, employees and agents (all being included in the word "Bank" for purposes of this paragraph) from any and all claims, causes of action, damages, demands, fines, liabilities, losses, penalties, judgments, settlements, expenses and costs, however defined, and of whatever nature, known or unknown, absolute or contingent, including, but not limited to, attorneys' fees, consultant's fees, fees of environmental or other engineers, and related expenses including, without limitation, expenses related to site inspections and soil and water analyses, which may be asserted against, imposed on, suffered or incurred by the Bank arising out of or in any way related to (a) any actual, alleged or threatened Release of any Hazardous Substance on, in or under the Real Estate, (b) any related injury to human health or safety (including wrongful death) or any actual or alleged injury to the environment by reason of the condition of, or past or present activities on the Real Estate, (c) any actual or alleged violation of Environmental Law related to the Real Estate, (d) any lawsuit or administrative proceeding brought or threatened by any person, including any governmental entity or agency, federal, state or local, including any governmental order relating to or occasioned by any actual or alleged Contamination or threat of Contamination,
(e) any lien imposed upon the Real Estate in favor of any governmental entity as a result of any Contamination or threat of Contamination, and (f) all costs and expenses of any Clean-up. The Mortgagor represents and covenants that Mortgagor's storage, generation, transportation, handling or use, if any, of Hazardous Substances on or from the Real Estate is currently, and will remain at all times, in compliance with all applicable Environmental Laws. If any Clean-up is required with respect to the Real Estate, the Mortgagor shall expeditiously complete such Clean-up at the Mortgagor's expense and without the necessity of demand by the Bank. If the Mortgagor should fail to initiate and diligently pursue any Clean-up or should otherwise fail to perform any obligation under the terms of this paragraph, the Bank may, at its sole discretion and without any obligation to complete any Clean-up which it may cause to be commenced, cause the Clean-up or partial Clean-up of the Real Estate and pay on behalf of the Mortgagor any costs, fines or penalties imposed on the Mortgagor pursuant to any Environmental Laws or make any other payment or perform any other action which will prevent a lien in favor of any federal, state or local government authority or any other person from attaching to the Real Property pursuant to the provisions of any Environmental Law, and all costs and expenses of the Bank incurred in pursuing any of the remedies provided in this paragraph shall be added to the obligations secured by this Mortgage, which costs and expenses shall become due and payable without notice as incurred by the Bank, together with interest thereon at the Prime Rate plus four percent (4%) per annum until paid.

     12. The occurrence of any of the following events shall be deemed a "Default" under this Mortgage:

     (a) an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing or the Mortgagor shall otherwise fail to pay or perform any of the Obligations promptly when such payment or performance is due or within such grace period as may be applicable;

     (b) the Mortgagor shall otherwise fail to observe and perform the terms and conditions of this Mortgage; or

     (c)  the Mortgagor shall abandon the Mortgaged Premises.

     13. Upon the occurrence and continuance of a Default, all indebtedness secured hereby shall, at the option of the Bank, become immediately due and payable and this Mortgage may be foreclosed accordingly. The Bank shall be entitled to the appointment of a receiver for the Mortgaged Premises to collect the rents and profits and to maintain the Mortgaged Premises during any foreclosure proceedings. The Bank shall have the option of proceeding as to both the Real Estate and the Personal Property in accordance with its rights and remedies in respect of the Real Estate, in which event the default provisions of the Indiana Uniform Commercial Code shall not apply. If the Bank elects to proceed with respect to the Personal Property separately from the Real Estate, the requirement of the Indiana Uniform Commercial Code as to reasonable notice of any proposed sale or disposition of the Personal Property shall be met if such notice is delivered or mailed to the Mortgagor at its address stated above at least ten (10) days prior to such sale or disposition. In any action to foreclose this Mortgage, the Bank shall be entitled to recover, in addition to all reasonable attorney and related paraprofessional expenses incurred in connection therewith, all other reasonable costs and expenses associated with foreclosure including, without limitation, all expenses incurred for title searches, abstracts of title, title insurance, appraisals, surveys and environmental assessments reasonably deemed necessary by the Bank, all of which costs and expenses shall be additional amounts secured by this Mortgage. As used in the preceding sentence, the term "environmental assessments" means inspections and reports of environmental engineers or firms of environmental engineers or other appropriate experts, and associated samplings and testings of soil or groundwater, the purpose of which is to determine whether there is any Contamination associated with the Real Estate and if so, the extent thereof, and to estimate of the cost of Clean-up of any Contamination, and to determine whether there are any underground storage tanks or any asbestos in, on, or under the Real Estate and if so, whether there are any violations of Environmental Laws in connection therewith. As used in this paragraph, the terms "Contamination," "Clean-up" and "Environmental Laws" are used as defined in numbered Paragraph 11.

     14. Power is hereby granted to the Bank, if a Default exists, to grant, bargain, sell, release and convey the Mortgaged Premises and appurtenances at public auction or vendue, and on such sale to execute and deliver to the purchasers, his, her, its or their heirs, successors and assigns, good, ample and sufficient deed or deeds of conveyance in law, pursuant to the statute in such case made and provided, and to apply the proceeds of such sale in the manner hereinafter provided.

     a. Upon a foreclosure sale of the Mortgaged Premises or any part thereof, the proceeds of such sale shall be applied in the following order:

          (i) to the payment of all costs of the suit or foreclosure, including reasonable attorneys' fees and the cost of title insurance, searches and abstracts;

          (ii) to the payment of all other expenses of the Bank and the Bank, including all monies expended by the Bank and all other amounts payable by the Mortgagor to the Bank, the Bank or to any Bank hereunder, with interest thereon;

          (iii)to the payment of the principal and interest of the Obligations secured hereby; and

          (iv) to the payment of the surplus, if any, to the Mortgagor or to whosoever shall be entitled thereto.

     b. Upon any foreclosure sale of the Mortgaged Premises, the same may be sold either as a whole or in parcels, as the Bank may elect, and if in parcels, the same may be divided as the Bank may elect, and at the election of the Bank may be offered first in parcels and then as a whole, that offer producing the highest price for the entire Mortgaged Premises to prevail, any law, statutory or otherwise, to the contrary notwithstanding, and the Mortgagor hereby waives the right to require any such sale to be made in parcels or the right to select such parcels.

     15. The Bank shall have the right to make all divisions under Section 108 of the Land Division Act, Act No. 288 of the Public Acts of 1967.

     16. WARNING -- THIS MORTGAGE CONTAINS A POWER OF SALE AND, UPON DEFAULT, MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE PROPERTY.

     17. WAIVER -- IF THIS MORTGAGE IS FORECLOSED BY ADVERTISEMENT, THE MORTGAGOR HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS QF THE STATE OF MICHIGAN AND CONSTITUTION AND LAWS OF THE UNITED STATES TO ALL NOTICE AND A HEARING IN CONNECTION WITH THE ABOVE MENTIONED FORECLOSURE BY ADVERTISEMENT, EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

     18. In connection with the Bank's right to possession of the Mortgaged Premises upon a Default, the Mortgagor acknowledges that it has been advised that there is a significant body of case law in Michigan which purportedly provides that in the absence of a showing of waste of a character sufficient to endanger the value of the Mortgaged Premises or other special factors, a mortgagor is entitled to remain in possession of mortgaged premises, and to enjoy the income, rents and profits therefrom, during the pendency of foreclosure proceedings and until the expiration of the redemption period, even if the mortgage documents expressly provide to the contrary. The Mortgagor further acknowledges that it has been advised that the Bank recognizes the value of the security covered hereby is inextricably intertwined with the effectiveness of the management, maintenance and general operation of the Mortgaged Premises, and that the Bank would not make the loans secured hereby unless they could be assured that they would have the right to take possession of the Mortgaged Premises through the Bank in order to manage or to control management thereof, upon a Default, notwithstanding that foreclosure proceedings may not have been instituted, or are pending, or the redemption period may not have expired. ACCORDINGLY, THE MORTGAGOR HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES ALL RIGHT TO POSSESSION OF THE MORTGAGED PREMISES FROM AND AFTER THE DATE OF A DEFAULT, UPON DEMAND FOR POSSESSION BY THE BANK, AND THE MORTGAGOR AGREES NOT TO ASSERT ANY OBJECTION OR DEFENSE TO THE BANK REQUEST OR PETITION TO A COURT FOR POSSESSION. THE RIGHTS HEREBY CONFERRED UPON THE BANK HAVE BEEN AGREED UPON PRIOR TO ANY DEFAULT AND THE EXERCISE BY THE BANK OF ANY SUCH RIGHTS SHALL NOT BE DEEMED TO PUT THE BANK IN THE STATUS OF A "MORTGAGEE IN POSSESSION." THE MORTGAGOR ACKNOWLEDGES THAT THIS PROVISION IS MATERIAL TO THIS TRANSACTION AND THAT THE BANK WOULD NOT MAKE THE LOANS SECURED HEREBY BUT FOR THIS PARAGRAPH.

     19. The Bank, at its option and on such terms as it may desire, may extend the time of payment or performance of any part or all of the Obligations or release any part of the Mortgaged Premises from the lien of this Mortgage without impairing the lien of this Mortgage except as to the portion of the Mortgaged Premises expressly released and without releasing the Mortgagor or any guarantors or sureties of or from any of the Obligations. No delay by the Bank in the exercise of any of its rights under this Mortgage shall preclude the subsequent exercise thereof so long as any Default continues uncured, and no waiver by the Bank of any Default of the Mortgagor shall operate as a waiver of subsequent or other Defaults. The making of any payment by the Bank for any of the purposes herein permitted shall not constitute a waiver of any breach of the Mortgagor's covenant to perform such act. Notice by the Bank of its intention to exercise any right or option under this Mortgage is expressly waived by the Mortgagor, and any one or more of the Bank's rights or remedies under this Mortgage may be enforced successively or concurrently. Time is of the essence of this Mortgage.

     20. All obligations of the Mortgagor under this Mortgage shall extend to and be binding upon the successors and assigns of the Mortgagor, and shall inure to the benefit of the Bank and its successors and assigns.

     21. This Mortgage secures indebtedness incurred for a business purpose.

     22. This Mortgage is given, in part, for the purpose of securing loan advances which the Bank may make to or for the Mortgagor pursuant and subject to the terms and provisions of the Credit Agreement. The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made after this Mortgage is delivered to the Register of Deeds of St. Joseph County, Michigan, whether made pursuant to an obligation of the Bank or otherwise, and in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereto, although there may be no advance made at the time of execution hereof and although there may be no indebtedness outstanding at the time any advance is made. THIS MORTGAGE IS A FUTURE ADVANCE MORTGAGE AND SECURES FUTURE ADVANCES, INCLUDING PROTECTIVE ADVANCES, BOTH AS DEFINED IN ACT 35 OF THE PUBLIC ACTS OF 1992, AS AMENDED, BEING MCLA ss.565.901, et seq. Such loan advances may or may not be evidenced by notes executed pursuant to the Credit Agreement.

     23. This Mortgage shall be governed by and construed and enforced in all cases by the substantive laws of the State of Michigan, notwithstanding the fact that Michigan conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

Dated as of July ___, 2001.


Signed and acknowledged                    UNITED ACQUISITION, INC., an
in the presence of:                        Indiana corporation

--------------------------------           -----------------------------------

--------------------------------           By:--------------------------------
(Printed name)                                (Printed name and title)

--------------------------------

--------------------------------
(Printed name)

STATE OF ______________ )
                        ) SS:
COUNTY OF ___________   )

     Before me, a Notary Public in and for the above County and State, personally appeared ______________ the ___________ of UNITED ACQUISITION, INC., an Indiana corporation, who acknowledged the execution of the foregoing Leasehold Mortgage, Security Agreement, Assignment of Rents and Fixture Filing on behalf of said corporation this _______ day of July, 2001.

                                Signature: ________________________________

                                Printed: __________________________________
                                          Notary Public
My Commission Expires: ______________

My County of Residence: ______________

THIS INSTRUMENT PREPARED BY: Madalyn S. Kinsey, Esquire, KROGER, GARDIS & REGAS, L.L.P., Bank One Center/Circle - Suite 900, 111 Monument Circle, Indianapolis, Indiana 46204-5175, (317) 692-9000.

                                    SCHEDULE


All that real estate in St. Joseph County, Michigan, which is further described as follows:





     A Parcel of Land  being  located  in the  Fractional  Southwest  Quarter of
     Section 6, Town 8 South, Range 12 West, Mottville Township, St. Joseph County, Michigan, more particularly described as follows:

     Commencing at the intersection of Cecelia Street and Union Street as monumented with a pipe,

     THENCE South 89 degrees 44 minutes 10 seconds West for a distance of 390.12 feet along the Centerline of said Cecelia Street to the northerly projection of the East line of Section 19 (Block 19) of Stewart and Holabird's Addition to the Village of Mottville according to the Plat of Record in the Office of the Register of Deeds for St. Joseph County. Michigan in Liber C of Deeds on Page 272; THENCE South 00 degrees 10 minutes 45 seconds East for a distance of 350.14 feet along said extension and said East line to the Southeast Corner of said Section 19 (Block 19) as monumented with a pipe, being the POINT OF BEGINNING; THENCE South 89 degrees 30 minutes 56 seconds East for a distance of 26.00 feet; THENCE South 00 degrees 16 minutes 02 seconds East for a distance of 438.47 feet; THENCE South 89 degrees 50 minutes 55 seconds West for a distance of 28.00 feet; THENCE North 00 degrees 00 minutes 21 seconds West for a distance of
     438.76 feet to the POINT OF BEGINNING.

     Together with and subject to covenants, easements, and restrictions of record.

     Said property contains 0.272 acres more or less.

                                   Exhibit "S"






DRAFTED BY AND AFTER                            St. Joseph County, Michigan
RECORDING. RETURN TO:
Madalyn S. Kinsey, Esquire
KROGER, GARDIS & REGAS, L.L.P.
Suite 900
111 Monument Circle
Indianapolis, Indiana 46204-5175
Telephone No.: (317) 692-9000


                         ASSIGNMENT OF RENTS AND LEASES


     THIS ASSIGNMENT, made as of the date appearing at the end hereof, by UNITED ACQUISITION, INC., an Indiana corporation, with a mailing address of 19985 County Road 8 Bristol, Indiana 46507 (hereinafter called "Assignor") in favor of FIRST INDIANA BANK, a federal savings bank with a mailing address of 135 North Pennsylvania, Suite 1900, Indianapolis, Indiana 46204 (hereinafter called "Assignee").

                                   WITNESSETH

     Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto Assignee all right, title and interest of Assignor in, to and under all written and oral leases and rental agreements of the real estate located in St. Joseph County, Michigan, and legally described in Exhibit "A" attached hereto and incorporated herein (the "Property"), whether now in existence or hereafter entered into, and all guaranties, amendments, extensions, renewals and subleases of said leases and any of them, all of which are hereinafter called the "Leases," all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property, any award hereafter made in any bankruptcy, insolvency or reorganization proceeding in any state or federal court involving any of the tenants of the Leases, and any and all payments made by such tenants in lieu of rent.

     This Assignment is made for the purpose of securing:

     A. The payment of the indebtedness (including any extensions or renewals thereof) evidenced by a certain promissory note of Assignor of even date herewith for a revolving line of credit in the maximum outstanding aggregate principal amount of $3,500,000.00 (the "Revolving Note"), a certain promissory note of Assignor of even date herewith in the principal amount of $291,000.00 (the "Term Note"), a certain promissory note of Assignor of even date herewith in the principal amount of $1,116,000.00 ("Term Note II"), a certain promissory note of Assignor of even date herewith in the principal amount of $1,750,000.00 ("Term Note III")(the Revolving Note, the Term Note, Term Note II and Term Note III are hereinafter collectively referred to as the "Notes"). The Notes are secured by a certain
          Mortgage (the "Mortgage") of even date herewith encumbering the Property and are issued pursuant to the terms of that certain Credit Agreement entered into by and between the Assignor and the Assignee dated as of even date herewith (as such Credit Agreement may hereafter be amended, modified, or restated, the "Credit Agreement"); and

     B. The payment of all other sums with interest thereon becoming due and payable to Assignee under the provisions of the Mortgage and any other instrument constituting security for the Notes; and

     C. The performance and discharge of each and every term, covenant and condition contained in the Notes, the Credit Agreement, the Mortgage and any other instrument constituting security for the Notes.

     Assignor represents, warrants, covenants and agrees with Assignee as follows:

     1. The sole ownership of the entire lessor's interest in the Leases is or shall be vested in Assignor, and Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent Assignee from fully exercising its rights under any of the terms, covenants and conditions of this Assignment.

     2. The Leases are and shall be valid and enforceable in accordance with their terms and have not been altered, modified, amended, terminated, canceled, renewed or surrendered nor have any of the terms and conditions thereof been waived in any manner whatsoever except as approved in writing by Assignee.

     3. Assignor shall not materially alter the term or the amount of rent payable or the term of any Lease without notice to Assignee and Assignee's consent, which shall not be unreasonably withheld.

     4. To the best of its knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

     5. Assignor shall give prompt notice to Assignee of any notice received by Assignor claiming that a default has occurred under any of the Leases on the part of Assignor, together with a complete copy of any such notice.

     6. Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

     7. Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Mortgage.

     8.   There are no existing Leases for the Property.

     The parties further agree as follows:

     This Assignment is an absolute, present assignment from Assignor to Assignee, effective immediately, and is not merely an assignment for security purposes. Notwithstanding the foregoing, until a notice is sent to the Assignor in writing that a default has occurred under the terms and conditions of the Notes or any other instrument constituting additional security for the Notes (which notice is hereafter called a "Notice"), Assignor is granted a license to receive, collect and enjoy the rents, income and profits accruing from the Property.

     In the event of any default at any time in the Notes, Mortgage or any other Loan Document as defined in the Mortgage constituting additional security for the Notes, Assignee may, at its option, after service of a Notice, receive and collect all such rents, income and profits as they become due, from the Property. Assignee shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings, and if there is a deficiency, during any redemption period. All sums received by Assignor after service of such Notice shall be deemed received in trust and shall be immediately turned over to Assignee.

     Assignor hereby irrevocably appoints Assignee its true and lawful attorney with power of substitution and with full power for Assignee in its own name and capacity or in the name and capacity of Assignor, from and after service of Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits. Such appointment is coupled with an interest and is irrevocable.
Assignor also hereby irrevocably appoints Assignee as its true and lawful attorney to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the tenants of the Leases. Lessees of the Property are hereby expressly authorized and directed to pay any and all amounts due Assignor pursuant to the Leases to Assignee or such nominee as Assignee may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

     In the event of default, from and after service of a Notice Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment and to collect the rents, income and profits assigned hereunder, including the right of Assignee or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Assignor relating thereto, and may exclude the Assignor, its agents and servants, wholly therefrom. Assignor hereby grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Assignor to Assignee, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Assignment, and of principal and interest payments due from Assignor to Assignee on the Notes and the Mortgage, all in such order as Assignee may determine. Assignee shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the leases. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Assignee, nor shall it operate to make Assignee liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

     Waiver of or acquiescence by Assignee in any default by the Assignor, or failure of the Assignee to insist upon strict performance by the Assignor of any covenants, conditions or agreements in this Assignment, shall not constitute a waiver of any subsequent or other default or failure, whether similar or dissimilar.

     The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but are in addition to any other rights or remedies which Assignee shall have under the Notes or any other instrument constituting security for the Notes, or at law or in equity.

     If any term of this Assignment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

     Any and all notices, elections, demands, or requests permitted or required to be made under this Assignment, including without limitation a Notice, shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address set forth above, or to such other party and at such other address within the United States of America as any party may designate as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail, or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

     Assignor hereby authorizes Assignee to give written notice of this Assignment, which may include a copy hereof, at any time to any tenant under any of the Leases.

     The terms "Assignor" and "Assignee" shall be construed to include the legal representatives, successors and assigns thereof. The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

     This Assignment may not be amended, modified or changed nor shall any waiver of any provisions hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     Notwithstanding anything contained herein to the contrary, in no event shall this Assignment be deemed to reduce the indebtedness evidenced by the Notes by an amount in excess of the actual amount of cash received by Assignee under the Leases, whether before, during or after the occurrence of an Event of Default, and Assignor acknowledges that in no event shall the indebtedness secured hereby be reduced by the value from time to time of the rents, income and profits of or from the Property. In addition, Assignee reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this Assignment as merely constituting security for the indebtedness of Assignor to Assignee, which recharacterization shall be made by written notice delivered to Assignor. Assignee's receipt of any rents, issues, and profits pursuant to this Assignment after the institution of foreclosure proceedings, either by court action or by the private power of sale contained in any mortgage or deed of trust now or hereafter securing the Notes, shall not cure an Event of Default, as defined in the Notes, or affect such proceedings or sale.

     IN WITNESS WHEREOF, the said Assignor has caused this instrument to be signed and sealed as of the ____ day of July, 2001.


Signed and acknowledged                    UNITED ACQUISITION, INC., an Indiana
in the presence of:                        corporation

------------------------------------

____________________________________       By: ________________________________
         (Printed name)
                                           ------------------------------------
                                           (Printed name and title)
------------------------------------

------------------------------------
         (Printed name)

STATE OF_____________  )
                       )SS:
COUNTY OF ____________ )

     Before me, a Notary Public in and for the above County and State, personally appeared _________________ the _____________________ of UNITED
ACQUISITION, INC., an Indiana corporation, who as such officer acknowledged the execution of the foregoing Assignment of Rents and Leases for and on behalf of said corporation this _____ day of July, 2001.


                                  Signature: _________________________________

                                  Printed: ___________________________________
                                                Notary Public
My Commission Expires: _______________

My County of Residence: _______________

                                   EXHIBIT "A"

                                Legal Description

     All that real estate in St. Joseph County, Michigan, described as follows:


That part of Stewart and Holabird's Addition to the Village of Mottville, according to plat of record in the Office of the Register of Deeds for St. Joseph County, Michigan in Liber C of Deeds on Page 272, described as follows:

Commencing at the Southeast corner of Section 19 of Stewart and Holabird's Addition; thence South 89(0)52' West 471.20 feet (measured 471.53 feet); thence South 00(0)46' West 438.20 feet (measured South 00(0)46'23" West 438.03 feet); thence North 89(0)52' East 477.12 feet (measured North 89(0)57'30" East 476.52 feet); thence North 438.74 feet to the point of beginning.

Together with an easement for ingress and egress over the South 35 feet of the following:

That part of Section (Block) 18, Stewart and Holabird's Addition to the Village of Mottville, according to plat of record in the Office of the Register of Deeds for St. Joseph County, Michigan in Liber C of Deeds on Page 272, described as follows:

Commencing at a point that is South 33 feet and South 89(0)52' West 819.5 feet from the intersection of the centerline of Union and Cecalia Streets in the Village of Mottville; thence continuing South 89(0)52' West 114.75 feet to the centerline of Highway M-103; thence South 28(0)49' West along the centerline of said highway, 226 feet; thence on a 02(0)30' curve to the left the long chord of which is South 26(0)51' West 127.74 feet; thence North 89(0)52' East 239.75 feet; thence South 00(0)46' West 5.15 feet; thence North 89(0)52' East 141.70 feet; thence North 242 feet; thence South 89(0)52' West 100 feet; thence North 75 feet to the point of beginning.

                                   Exhibit "T"

DRAFTED BY AND AFTER                          St. Joseph County, Michigan
RECORDING, RETURN TO:
Madalyn S. Kinsey, Esquire
KROGER, GARDIS & REGAS, L.L.P.
Suite 900
111 Monument Circle
Indianapolis, Indiana 46204-5175
Telephone No.: (317) 692-9000


                         ASSIGNMENT OF RENTS AND LEASES


     THIS ASSIGNMENT, made as of the date appearing at the end hereof, by UNITED ACQUISITION, INC., an Indiana corporation, with a mailing address of 19985 County Road 8 Bristol, Indiana 46507 (hereinafter called "Assignor") in favor of FIRST INDIANA BANK, a federal savings bank with a mailing address of 135 North Pennsylvania, Suite 1900, Indianapolis, Indiana 46204 (hereinafter called "Assignee").

                                   WITNESSETH

     Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto Assignee all right, title and interest of Assignor in, to and under all written and oral leases and rental agreements of the real estate located in St. Joseph County, Michigan, and legally described in Exhibit "A" attached hereto and incorporated herein (the "Property"), whether now in existence or hereafter entered into, and all guaranties, amendments, extensions, renewals and subleases of said leases and any of them, all of which are hereinafter called the "Leases," all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property, any award hereafter made in any bankruptcy, insolvency or reorganization proceeding in any state or federal court involving any of the tenants of the Leases, and any and all payments made by such tenants in lieu of rent.

     This Assignment is made for the purpose of securing:

     A. The payment of the indebtedness (including any extensions or renewals thereof) evidenced by a certain promissory note of Assignor of even date herewith for a revolving line of credit in the maximum outstanding aggregate principal amount of $3,500,000.00 (the "Revolving Note"), a certain promissory note of Assignor of even date herewith in the principal amount of $291,000.00 (the "Term Note"), a certain promissory note of Assignor of even date herewith in the principal amount of $1,116,000.00 ("Term Note II"), a certain promissory note of Assignor of even date herewith in the principal amount of $1,750,000.00 ("Term Note III")(the Revolving Note, the Term Note, Term Note II and Term Note III are hereinafter collectively referred to as the "Notes"). The Notes are secured by a certain Leasehold Mortgage (the "Mortgage") of even date herewith encumbering the Property and are issued pursuant to the terms of that certain Credit Agreement entered into by and between the Assignor and the Assignee dated as of even date herewith (as such Credit Agreement may hereafter be amended, modified, or restated, the "Credit Agreement"); and

     B. The payment of all other sums with interest thereon becoming due and payable to Assignee under the provisions of the Mortgage and any other instrument constituting security for the Notes; and

     C. The performance and discharge of each and every term, covenant and condition contained in the Notes, the Credit Agreement, the Mortgage and any other instrument constituting security for the Notes.

     Assignor represents, warrants, covenants and agrees with Assignee as follows:

     1. The sole ownership of the entire lessor's interest in the Leases is or shall be vested in Assignor, and Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent Assignee from fully exercising its flights under any of the terms, covenants and conditions of this Assignment.

     2. The Leases are and shall be valid and enforceable in accordance with their terms and have not been altered, modified, amended, terminated, canceled, renewed or surrendered nor have any of the terms and conditions thereof been waived in any manner whatsoever except as approved in writing by Assignee.

     3. Assignor shall not materially alter the term or the amount of rent payable or the term of any Lease without notice to Assignee and Assignee's consent, which shall not be unreasonably withheld.

     4. To the best of its knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

     5. Assignor shall give prompt notice to Assignee of any notice received by Assignor claiming that a default has occurred under any of the Leases on the part of Assignor, together with a complete copy of any such notice.

     6. Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

     7. Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Mortgage.

     8.   There are no existing Leases for the Property.

     The parties further agree as follows:

     This Assignment is an absolute, present assignment from Assignor to Assignee, effective immediately, and is not merely an assignment for security purposes. Notwithstanding the foregoing, until a notice is sent to the Assignor in writing that a default has occurred under the terms and conditions of the Notes or any other instrument constituting additional security for the Notes (which notice is hereafter called a "Notice"), Assignor is granted a license to receive, collect and enjoy the rents, income and profits accruing from the Property.

     In the event of any default at any time in the Notes, Mortgage or any other Loan Document as defined in the Mortgage constituting additional security for the Notes, Assignee may, at its option, after service of a Notice, receive and collect all such rents, income and profits as they become due, from the Property. Assignee shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings, and if there is a deficiency, during any redemption period. All sums received by Assignor after service of such Notice shall be deemed received in trust and shall be immediately turned over to Assignee.

     Assignor hereby irrevocably appoints Assignee its true and lawful attorney with power of substitution and with full power for Assignee in its own name and capacity or in the name and capacity of Assignor, from and after service of Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits. Such appointment is coupled with an interest and is irrevocable.
Assignor also hereby irrevocably appoints Assignee as its true and lawful attorney to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the tenants of the Leases. Lessees of the Property are hereby expressly authorized and directed to pay any and all amounts due Assignor pursuant to the Leases to Assignee or such nominee as Assignee may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

     In the event of default, from and after service of a Notice Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment and to collect the rents, income and profits assigned hereunder, including the right of Assignee or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Assignor relating thereto, and may exclude the Assignor, its agents and servants, wholly therefrom. Assignor hereby grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Assignor to Assignee, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Assignment, and of principal and interest payments due from Assignor to Assignee on the Notes and the Mortgage, all in such order as Assignee may determine. Assignee shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the leases. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Assignee, nor shall it operate to make Assignee liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

     Waiver of or acquiescence by Assignee in any default by the Assignor, or failure of the Assignee to insist upon strict performance by the Assignor of any covenants, conditions or agreements in this Assignment, shall not constitute a waiver of any subsequent or other default or failure, whether similar or dissimilar.

     The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but are in addition to any other rights or remedies which Assignee shall have under the Notes or any other instrument constituting security for the Notes, or at law or in equity.

         If any term of this Assignment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

     Any and all notices, elections, demands, or requests permitted or required to be made under this Assignment, including without limitation a Notice, shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address set forth above, or to such other party and at such other address within the United States of America as any party may designate as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail, or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

     Assignor hereby authorizes Assignee to give written notice of this Assignment, which may include a copy hereof, at any time to any tenant under any of the Leases.

     The terms "Assignor" and "Assignee" shall be construed to include the legal representatives, successors and assigns thereof. The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

     This Assignment may not be amended, modified or changed nor shall any waiver of any provisions hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     Notwithstanding anything contained herein to the contrary, in no event shall this Assignment be deemed to reduce the indebtedness evidenced by the Notes by an amount in excess of the actual amount of cash received by Assignee under the Leases, whether before, during or after the occurrence of an Event of Default, and Assignor acknowledges that in no event shall the indebtedness secured hereby be reduced by the value from time to time of the rents, income and profits of or from the Property. In addition, Assignee reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this Assignment as merely constituting security for the indebtedness of Assignor to Assignee, which recharacterization shall be made by written notice delivered to Assignor. Assignee's receipt of any rents, issues, and profits pursuant to this Assignment after the institution of foreclosure proceedings, either by court action or by the private power of sale contained in any mortgage or deed of trust now or hereafter securing the Notes, shall not cure an Event of Default, as defined in the Notes, or affect such proceedings or sale.

     IN WITNESS WHEREOF, the said Assignor has caused this instrument to be signed and sealed as of the ___ day of July, 2001.


Signed and acknowledged                    UNITED ACQUISITION, INC., an Indiana
in the presence of:                        corporation

-----------------------------------

___________________________________        By: ________________________________
         (Printed name)
                                           ------------------------------------
                                           (Printed name and title)

-----------------------------------

-----------------------------------
         (Printed name)

STATE OF _____________  )
                        )SS:
COUNTY OF ____________  )

     Before me, a Notary Public in and for the above County and State, personally appeared ________________, the ____________________ of UNITED
ACQUISITION, INC., an Indiana corporation, who as such officer acknowledged the execution of the foregoing Assignment of Rents and Leases for and on behalf of said corporation this _____ day of July, 2001.


                                   Signature: ___________________________

                                   Printed: _____________________________
                                                Notary Public

My Commission Expires: ______________

My County of Residence: ______________

                                   EXHIBIT "A"
                                Legal Description

     All that real estate in St. Joseph County, Michigan, described as follows:


     A Parcel of Land  being  located  in the  Fractional  Southwest  Quarter of
     Section 6, Town 8 South, Range 12 West, Mottville Township, St. Joseph County, Michigan, more particularly described as follows:

     Commencing at the intersection of Cecelia Street and Union Street as monumented with a pipe,

     THENCE South 89 degrees 44 minutes 10 seconds West for a distance of 390.12 feet along the Centerline of said Cecelia Street to the northerly projection of the East line of Section 19 (Block 19) of Stewart and Holabird's Addition to the Village of Mottville according to the Plat of Record in the Office of the Register of Deeds for St. Joseph County, Michigan in Liber C of Deeds on Page 272; THENCE South 00 degrees 10 minutes 45 seconds East for a distance of 350.14 feet along said extension and said East line to the Southeast Corner of said Section 19 (Block 19) as monumented with a pipe, being the POINT OF BEGINNING; THENCE South 89 degrees 30 minutes 56 seconds East for a distance of 26.00 feet; THENCE South 00 degrees: 16 minutes 02 seconds East for a distance of 438.47 feet; THENCE South 89 degrees 50 minutes 55 seconds West for a distance of 28.00 feet; THENCE North 00 degrees 00 minutes 21 seconds West for a distance of
     438.76 feet to the POINT OF BEGINNING.

     Together with and subject to covenants, easements, and restrictions of record. Said property contains 0.272 acres more or less.